UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2010

Fundamental Equity Growth Funds
All Cap Growth
Capital Growth
Concentrated Growth
Growth Opportunities
Small/Mid Cap Growth
Strategic Growth
Technology Tollkeepersm

Goldman Sachs Fundamental Equity Growth Funds

■	ALL CAP GROWTH

■	CAPITAL GROWTH

■	CONCENTRATED GROWTH

■	GROWTH OPPORTUNITIES

■	SMALL/MID CAP GROWTH

■	STRATEGIC GROWTH

■	TECHNOLOGY TOLLKEEPERsm

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	3
Market Review	4
Portfolio Management Discussions and Performance Summaries	6
Schedules of Investments	54
Financial Statements	70
Notes to Financial Statements	79
Financial Highlights	98
Report of Independent Registered Public Accounting Firm	112
Other Information	113

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs All Cap Growth Fund invests in U.S. equity investments in small, mid and large cap issuers. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small and mid capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Capital Growth Fund invests primarily in large capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Concentrated Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Concentrated Growth Fund is “non-diversified” under the Investment Company Act of 1940 and may invest a large percentage of its assets in fewer issuers than “diversified” mutual funds. Because of the smaller number of stocks generally held in the Fund’s portfolio, the Fund may be subject to greater risks than a more diversified fund. A change in the value of any single holding may affect the overall value of the portfolio more than it would affect a diversified fund that holds more investments.

The Goldman Sachs Growth Opportunities Fund invests in U.S. equity investments with a primary focus on mid cap companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Small/Mid Cap Growth Fund invests in equity investments with a primary focus on small and mid cap companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small and mid capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Strategic Growth Fund invests primarily in large capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Technology Tollkeeper Fundsm invests primarily in equity securities of high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage (“Technology Tollkeeper” companies). Because the Fund concentrates its investments in specific industry sectors, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting these sectors than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. Because the Fund invests in Technology Tollkeeper companies, its net asset value may fluctuate substantially over time and its performance may be substantially different from the returns of the broader stock market. The Fund may also invest in foreign securities, including emerging market securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may participate in the Initial Public Offering (IPO) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

What Differentiates the Goldman Sachs Growth
Team’s Investment Process?

For over 29 years, the Goldman Sachs Growth Team has consistently applied a three-step investment process based on our belief that wealth is created through the long-term ownership of growing businesses.

■ Make decisions as long-term business owners rather than as stock traders ■ Perform in-depth, fundamental research ■ Focus on long-term structural and competitive advantages	Result

Performance driven by the compounding growth of businesses over time — not short-term market movements

Long-term participation in growing businesses — less reliance on macroeconomic predictions, market timing, sector rotation or momentum

Identify high quality growth businesses. Some required investment criteria include:

■ Established brand names

■ Dominant market shares

■ Pricing power

■ Recurring revenue streams

■ Free cash flow

■ Long product life cycles

■ Favorable long-term growth prospects

■ Excellent management
Result Investments in businesses that we believe are strategically positioned for consistent, sustainable long-term growth

■ Perform rigorous valuation analysis of every potential investment

■ Use valuation tools and analytics to ensure that the high-quality business franchises we have identified also represent sound investments
Result Good investment decisions based on solid understanding of what each business is worth Attractive buying opportunities as the stock prices of quality growth businesses fluctuate over time

MARKET REVIEW

Goldman Sachs Fundamental Equity Growth Funds

Market Review

Overall, U.S. equities advanced during the twelve months ended August 31, 2010 (the “Reporting Period”), with the Standard & Poor’s 500® Index (the S&P 500 Index) posting a return of 4.91% and the Russell 3000® Index generating a 5.64% return.

As the Reporting Period began in September 2009, U.S. equities, as measured by the S&P 500 Index, rose 3.73% — its seventh consecutive month of positive returns and a far cry from where it had been one year prior when the S&P 500 Index had fallen 8.91%. Investors continued to rally around the anticipation of economic recovery. U.S. equity markets then capped a 2009 of extremes on a positive note, posting gains for the fourth calendar quarter despite a backdrop of mixed corporate earnings reports and economic data that left investors with no clear directional signals. News that the U.S. officially came out of recession in the quarter was offset both by reports that unemployment surpassed 10% and by ongoing mixed data on housing. Many companies beat earnings expectations, but did so primarily on cost cutting rather than on sales, muting investor enthusiasm. Bullish investor sentiment on reports of increased demand, particularly from China, kept commodity prices generally strong and pushed crude oil prices up toward $80 per barrel. Mixed economic data from much of the developed world along with European sovereign debt rating concerns boosted gold bullion to a new high of $1,215 per ounce in December. As a result, the materials sector, along with the information technology sector, led during the fourth calendar quarter, as had been the case for most of 2009. The financials sector was a notable underperformer toward the end of the calendar year, as the stocks of a number of large companies came under significant pressure amid concerns over capital raising and their overall health. The S&P 500 Index gained 6.04% for the fourth calendar quarter.

U.S. equity markets continued to post strong gains in the first quarter of 2010, with the S&P 500 Index off to its strongest annual start in over a decade despite a lack of conviction from underlying economic data. Stronger personal spending and retail sales figures jump-started stocks of retailers and others that benefited from consumer spending. Positive numbers from several key manufacturing surveys lifted industrials stocks. While housing and labor data remained mixed, investors opted to view such data, in combination with statements from the Federal Reserve (“the Fed”), as supportive of continued accommodative monetary policy. Further, increasing levels of corporate cash, high productivity and significant cost cutting fueled expectations of forthcoming business spending, which could then, investors anticipated, provide a definitive boost to employment numbers and corporate profits. Reflecting the overall optimistic sentiment and increased investor comfort with risk, equity market leaders included the economically-sensitive industrials, financials and consumer discretionary sectors. There was also an 18% drop in volatility, as measured by the Volatility Index (“VIX”), which is a popular measure of expectations of the S&P 500 Index’s volatility over the next 30 day period, often referred to as the “fear index.” Utilities and telecommunication services, typically deemed defensive sectors, were weaker during the quarter. Overall, the S&P 500 Index gained 5.39% for the first calendar quarter.

In the second calendar quarter of 2010, U.S. equities broke a four-quarter winning streak with a sharp drop of 11.42% for the S&P 500 Index, erasing gains from the previous quarter. Broad-based weakness produced negative returns for all sectors in the S&P 500 Index in the second calendar quarter, although more defensive sectors, such as consumer staples, telecommunication services and utilities fared slightly better than the S&P 500 Index overall. The downturn in U.S. equity markets largely reflected renewed investor angst regarding the health of Europe’s financial system and concerns that the continent’s debt dilemma would spark another global financial crisis. As European governments proposed austerity packages to reduce debt and restore confidence, many investors, as well as the U.S. government, worried such measures would only hinder a slowing global economic recovery. U.S. equity markets were also doused with a number of disappointing domestic economic readings at the end of June. The Fed suggested that “financial

MARKET REVIEW

conditions have become less supportive of economic growth.” First quarter Gross Domestic Product (“GDP”) was revised down slightly from 3.0% to 2.7%. Consumer confidence fell sharply, and private sector payroll growth was weaker than expected. Fears that Chinese and global demand might be slowing knocked down commodity prices and their stocks worldwide, while high crude oil inventory levels and a disastrous oil spill in the Gulf of Mexico further pressured energy stocks. The financials sector was among the weakest during the second calendar quarter, as significant financial reform legislation neared its final stages. Investors contemplated the impact of such reform on earnings and multiples of large banks that might be forced to spin off highly profitable proprietary trading businesses and face limitations on their ownership of private equity and hedge fund units.

U.S. equities rebounded strongly in July as investors focused on strong corporate earnings announcements. U.S. companies reported far more positive earnings surprises and fewer negative ones than they had in several quarters prior, particularly in cyclical sectors, such as industrials and information technology. The release of the European bank stress tests provided additional relief from some of the macroeconomic overhang caused by Europe’s sovereign debt troubles. A rebound in commodity and energy prices led to strong gains in the materials and energy sectors as well. For the month of July, the S&P 500 Index generated a robust return of 7.01%. However, U.S. equities gave back some of those returns in August as attention refocused on softening economic indicators. The Fed downgraded its economic outlook and second calendar quarter GDP growth was revised down from a 2.4% advance estimate to a 1.6% annualized rate. As macroeconomic uncertainty increased, investment monies flowed from stocks into bonds, sending 10-year Treasury yields to lows not seen since the height of the financial crisis at the end of December 2008, while two-year Treasury yields hit record lows. Within the U.S. equity markets, risk aversion translated to positive returns for the defensive telecommunication services and utilities sectors, while driving the steepest declines in financials, information technology and industrials. All told, the S&P 500 Index declined 4.51% in August 2010.

For the Reporting Period overall, performance within the S&P 500 Index was mixed, with no clear winner between economically-sensitive cyclical sectors and more defensive sectors. Consumer discretionary and industrials advanced most, followed by consumer staples and telecommunication services. Financials, energy, health care and information technology were the weakest sectors in the S&P 500 Index for the Reporting Period.

From a capitalization perspective, mid-cap companies performed best, followed at some distance by small-cap companies and then large-cap companies. Within the large-cap and small-cap segments of the U.S. equity market, growth stocks modestly outpaced value stocks. However, within mid-cap companies, value stocks edged out growth stocks. All comparisons are measured by Russell Investments’ indices.

Looking Ahead

As we consider the U.S. equity market going forward, we believe stock prices will be driven by company-specific fundamentals, specifically free cash flow and margin structure. Further, in our view, the dramatic cost cutting that occurred in 2009 should provide certain companies with significant operating leverage. Our research efforts continue to be focused on companies that can grow revenue by gaining market share and on determining whether those companies’ cost cutting was sustainable or transient. We believe it will continue to be a stock-picker’s market and, therefore, that an investment manager’s ability to identify and purchase those companies best poised for earnings and free cash flow growth will be an important component of investment returns. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

PORTFOLIO RESULTS

Goldman Sachs All Cap Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Growth Equity Investment Team discusses the Fund’s performance and positioning for the twelve-month period ended August 31, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs All Cap Growth Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 6.57%, 5.71%, 7.08%, 6.87% and 6.36%, respectively. These returns compare to the 6.21% average annual total return of the Fund’s benchmark, the Russell 3000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Effective stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the information technology, energy and telecommunication services sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the industrials, health care and materials sectors, where company-specific issues weighed on certain holdings.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in online movie rental service Netflix, wireless communications and broadcast tower operator American Tower and the world’s leading commercial real estate services firm CB Richard Ellis Group.

Shares of Netflix rose during the Reporting Period upon the company’s report of earnings that exceeded expectations. The company announced it added a significant number of subscribers and subsequently raised its full year earnings guidance. The company’s “watch instantly” service that can stream movies and TV shows from the Internet directly to subscribers’ computers was an important driver of subscriber growth. Currently, the service is available to stream content via a Roku receiver box and Sony’s BRAVIA line of Internet capable high-definition televisions as well as via Microsoft Xbox 360, Sony Playstation 3 and Nintendo Wii video game consoles.

American Tower contributed to the Fund’s performance as its shares advanced after reports of strong revenue and earnings growth. Results were attributed to growth in the company’s rental and management division, as the company added 4,000 new sites to its portfolio during the Reporting Period. In our view, American Tower is well positioned in a growing industry with high barriers to entry. Specifically, as the wireless communications industry continues to evolve from primarily voice to more data usage, the demands on the networks increase. We believe this will lead to a greater need for more antennae to be placed on the towers, thereby increasing leasing revenues. Furthermore, we believe the contracts used in the towers’

PORTFOLIO RESULTS

business model are attractive, as they provide a predictable stream of revenue and recurring cash flow.

CB Richard Ellis Group was a strong performer after reporting earnings that exceeded expectations. The better than expected results were driven by strong revenues in property sales and leasing. Further, cost reductions made during the recent downturn resulted in significant operating leverage. At the end of the Reporting Period, we continued to have conviction in the company given the strength of its franchise, its service-oriented business model and its strong management team.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in FormFactor, a semiconductor equipment manufacturer; Baxter International, a medical products company; and Iron Mountain, a records and information management services provider.

FormFactor designs and manufactures wafer probe cards used for testing semiconductor chips. While the company’s revenue generation was relatively consistent with market expectations, shares of the company traded down on concerns that higher than expected supply chain costs would push profit margins to fall below consensus expectations. Due to these challenges, the company reorganized its management team. In addition, in our view, the company has a balance sheet strong enough and an amount of cash significant enough to engineer a turnaround and reduce its long-term cost structure.

Baxter International’s shares fell when it moderated its earnings guidance for 2010 to accommodate the potential impact from a Medicaid rebate and due to challenging results in its bioscience, or blood plasma, business. Competition in the blood plasma market had increased, making it more difficult for Baxter International to price its products at a premium. At the end of the Reporting Period, we believed the majority of Baxter International’s business was intact and that its stock’s valuation was compelling at then-current levels due to its robust product pipeline and its market leading franchise.

A position in Iron Mountain detracted from the Fund’s performance. While the company’s results were solid and in line with expectations, its shares declined as the company modestly lowered its outlook for 2010 due to unexpected effects of an earthquake in Chile. Iron Mountain experienced some damage in its facilities in Chile and updated its guidance to include items such as insurance deductibles and remediation costs. Still, at the end of the Reporting Period, we continued to have conviction in Iron Mountain based on its leading global brand, dominant market share position, and scale advantages that help meet business customers’ needs for a trusted, reliable, low-cost provider of physical and digital records management services.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established a Fund position in Southwestern Energy, an exploration and production company that is one of the lowest-cost operators of natural gas in North America. The company holds a dominant position in the Fayetteville Shale and benefits from lower production costs as a result of owning drill rigs and a sand mine, which is used in the extraction of natural gas. We believe Southwestern Energy is poised to benefit from its geographically-concentrated asset base and its substantial vertical integration, organic growth and best-in-class management team. We further believe the company is attractively valued given its growth prospects based on its extensive drilling inventory and resources in New Brunswick, Canada.

We initiated a Fund position in student loan provider SLM, commonly known as Sallie Mae, during the Reporting Period. Sallie Mae met our investment criteria, as it has an established brand name, dominant market share and generates substantial free cash flow. Further, we believe that fears around government regulation had created an attractive buying opportunity given what we consider to be Sallie Mae’s growth prospects. The Obama Administration has proposed to cut the private sector out of the government-backed Federal Family Education Loan Program (FFELP). While this action, if materialized, will likely result in a significant decrease in Sallie Mae’s business, the company still manages a multi-billion dollar portfolio, and its student lending remains a secular growth business. In our view, the company should continue to operate profitably in servicing, debt recovery and private student loan lending. In addition, Sallie Mae has solid capital levels given 85% of its portfolio is government-insured and it has enjoyed continuity in its management since early 2008.

Schweitzer-Mauduit International was another new purchase for the Fund during the Reporting Period. Schweitzer-Mauduit International is a specialty paper company

PORTFOLIO RESULTS

that is the largest supplier of papers to the tobacco industry. We believe the company is well positioned in the industry as it holds patents for a type of paper that extinguishes cigarettes when allowed to burn unattended. In our view, such patents provide the company with a significant advantage since the technology is used to make “fire safe” cigarettes being mandated by law in many states.

Conversely, the Fund sold its position in Express Scripts, one of the three leading pharmacy benefits managers in the U.S., taking profits. Express Scripts had seen strong results from its acquisition of the pharmacy benefits management business of WellPoint, the country’s largest managed-care organization and, as a result, its shares appreciated significantly. We decided to allocate to other holdings with more favorable risk/return profiles going forward.

We exited the Fund’s position in leather goods producer Coach. Shares of Coach meaningfully appreciated during the Reporting Period, reducing the stock’s valuation discount. With the stock price then reflecting a better fundamental outlook for the company, we decided to sell out of the stock in order to fund positions with what we believed to be higher upside potential.

We sold the Fund’s position in Chattem, a toiletry consumer products manufacturer. Its shares rose after the company agreed to be acquired by Sanofi-Aventis in December 2009, a deal that closed in March 2010 for $1.9 billion. In our view, acquisitions demonstrate one method by which the valuation gap between a company’s stock price and the intrinsic worth of the franchise can close quickly when other business buyers recognize a company’s long-term growth potential.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, consumer staples and health care increased and its allocations to energy, industrials and materials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2010?

A	At the end of August 2010, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, telecommunication services and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer staples, industrials and materials.

Eileen Rominger, global chief investment officer of Goldman Sachs Asset Management, has decided to retire from the firm at the end of the year. Additionally, Jim O’Neill, Managing Director and former head of Global Economics, Commodities and Strategy Research for Goldman Sachs & Co., has joined the Investment Management Division as the Chairman of Goldman Sachs Asset Management, helping to lead all aspects of the business and serve as an important voice for GSAM in expressing his views on global investment themes.

FUND BASICS

All Cap Growth Fund
as of August 31, 2010

PERFORMANCE REVIEW

September 1, 2009–August 31, 2010	Fund Total Return (based on NAV)[1]	Russell 3000 Growth Index[2]

Class A	6.57%	6.21%
Class C	5.71	6.21
Institutional	7.08	6.21
Class IR	6.87	6.21
Class R	6.36	6.21

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged Russell 3000 Growth Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/10	One Year	Since Inception	Inception Date

Class A	7.71%	-5.04%	1/31/08
Class C	11.95	-3.45	1/31/08
Institutional	14.36	-2.36	1/31/08
Class IR	14.27	-2.49	1/31/08
Class R	13.61	-2.97	1/31/08

[3]	Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.35%	7.98%
Class C	2.10	8.73
Institutional	0.95	7.58
Class IR	1.10	7.73
Class R	1.60	8.23

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN HOLDINGS AS OF 8/31/105

Holding	% of Net Assets	Line of Business

Apple, Inc.	4.2%	Computers & Peripherals
PepsiCo., Inc.	2.7	Beverages
QUALCOMM, Inc.	2.6	Communications Equipment
Cisco Systems, Inc.	2.3	Communications Equipment
Microsoft Corp.	2.3	Software
Baxter International, Inc.	2.2	Health Care Equipment & Supplies
Google, Inc.	2.0	Internet Software & Services
Johnson & Johnson	2.0	Pharmaceuticals
Oracle Corp.	2.0	Software
Schlumberger Ltd.	1.9	Energy Equipment & Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of August 31, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

GOLDMAN SACHS ALL CAP GROWTH FUND

Performance Summary
August 31, 2010

The following graph shows the value, as of August 31, 2010, of a $10,000 investment made on January 31, 2008 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 3000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

All Cap Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 31, 2008 through August 31, 2010.

Average Annual Total Return through August 31, 2010	One Year	Since Inception

Class A (Commenced January 31, 2008)
Excluding sales charges	6.57%	-1.84%
Including sales charges	0.75%	-3.96%

Class C (Commenced January 31, 2008)
Excluding contingent deferred sales charges	5.71%	-2.49%
Including contingent deferred sales charges	4.71%	-2.49%

Institutional (Commenced January 31, 2008)	7.08%	-1.36%

Class IR (Commenced January 31, 2008)	6.87%	-1.52%

Class R (Commenced January 31, 2008)	6.36%	-2.00%

PORTFOLIO RESULTS

Goldman Sachs Capital Growth Fund

Portfolio Composition

The Fund invests primarily in large capitalization U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Growth Equity Investment Team discusses the Fund’s performance and positioning for the twelve-month period ended August 31, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Capital Growth Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 4.31%, 3.63%, 3.57%, 4.80%, 4.26%, 4.64% and 4.09%, respectively. These returns compare to the 6.14% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall detracted most from the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the telecommunication services, information technology and energy sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the industrials, health care and financials sectors, where company-specific issues weighed on certain holdings.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in wireless communications and broadcast tower operators American Tower and Crown Castle International and in the world’s leading commercial real estate services firm CB Richard Ellis Group.

American Tower and Crown Castle International contributed to the Fund’s performance as both companies’ shares advanced after reports of strong revenue and earnings growth. In our view, the wireless tower companies are well positioned in a growing industry with high barriers to entry. Specifically, as the wireless communications industry continues to evolve from primarily voice to more data usage, the demands on the networks increase. We believe this will lead to a greater need for more antennae to be placed on the towers, thereby increasing leasing revenues. Furthermore, we believe the contracts used in the towers’ business model are attractive, as they provide a predictable stream of revenue and recurring cash flow.

CB Richard Ellis Group was a strong performer after reporting earnings that exceeded expectations. The better than expected results were driven by strong revenues in property sales and leasing. Further, cost reductions made during the recent downturn resulted in significant operating leverage. At the end of the Reporting Period, we continued to have conviction in the company given the strength of its franchise, its service-oriented business model and its strong management team.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in Baxter International, a medical products company; Iron Mountain, a records and information management services provider; and Charles Schwab, a financial services company.

PORTFOLIO RESULTS

Baxter International’s shares fell when it moderated its earnings guidance for 2010 to accommodate the potential impact from a Medicaid rebate and due to challenging results in its bioscience, or blood plasma, business. Competition in the blood plasma market had increased, making it more difficult for Baxter International to price its products at a premium. At the end of the Reporting Period, we believed the majority of Baxter International’s business was intact and that its stock’s valuation was compelling at then-current levels due to its robust product pipeline and its market leading franchise.

A position in Iron Mountain detracted from the Fund’s performance. While the company’s results were solid and in line with expectations, its shares declined as the company modestly lowered its outlook for 2010 due to unexpected effects of an earthquake in Chile. Iron Mountain experienced some damage in its facilities in Chile and updated its guidance to include items such as insurance deductibles and remediation costs. Still, at the end of the Reporting Period, we continued to have conviction in Iron Mountain based on its leading global brand, dominant market share position, and scale advantages that help meet business customers’ needs for a trusted, reliable, low-cost provider of physical and digital records management services.

Charles Schwab detracted from the Fund’s performance, as persistently low short-term interest rates continued to force the asset manager to waive fees on its money market funds. With global market uncertainty, expectations for higher rates have been pushed out, which may well extend this headwind. Furthermore, Bank of America/Merrill Lynch re-launched a competing online brokerage offering, which weighed on sentiment toward Charles Schwab during the Reporting Period. Still, in our view, Charles Schwab continues to execute on what it can control and remained attractively valued. As interest rates eventually move higher, we believe prospects for Charles Schwab meaningfully improve.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Nike during the Reporting Period. Nike met our investment criteria for a high quality company given its strong brand name, stellar balance sheet and dominant market share in athletic footwear and apparel. In our view, Nike has significant growth opportunities in the emerging markets, particularly in China where it already has a sizable presence. Also, the 2010 World Cup helped push Nike further into the sport of soccer as another area of growth opportunity. Profit margin expansion from continued supply chain optimization should be another growth driver for Nike going forward. We believed the stock was attractively priced given what we consider to be the company’s growth prospects.

We established a Fund position in Southwestern Energy, an exploration and production company that is one of the lowest-cost operators of natural gas in North America. The company holds a dominant position in the Fayetteville Shale and benefits from lower production costs as a result of owning drill rigs and a sand mine, which is used in the extraction of natural gas. We believe Southwestern Energy is poised to benefit from its geographically concentrated asset base and its substantial vertical integration, organic growth and best-in-class management team. We further believe the company is attractively valued given its growth prospects based on its extensive drilling inventory and resources in New Brunswick, Canada.

Xilinx, a semiconductor chip company, was another new purchase for the Fund during the Reporting Period. Xilinx is the leader in programmable logic devices (PLDs), which are used by customers around the world in a variety of industries, including automotive, broadcast, consumer, medical and military. The company met our investment criteria for its dominant market position and competitive edge in PLDs. In our view, Xilinx should benefit from the secular trend of PLDs taking share from application-specific integrated circuits (ASICs), an alternative semiconductor chip, as PLDs offer lower development costs, shorter development time and upgradability. Further, Xilinx operates within a duopoly in the PLD space, which provides pricing power, and its low fixed costs enable it to generate significant free cash flow.

Conversely, the Fund sold its position in Express Scripts, one of the three leading pharmacy benefits managers in the U.S., taking profits. Express Scripts had seen strong results from its acquisition of the pharmacy benefits management business of WellPoint, the country’s largest managed-care organization and, as a result, its shares appreciated significantly. We decided to allocate to other holdings with more favorable risk/ return profiles going forward.

We exited the Fund’s position in medical products company Zimmer Holdings, as the company has been faced with increasing industry headwinds. The end-market growth of the orthopedic device industry, for example,

PORTFOLIO RESULTS

decelerated incrementally more than we expected, making it difficult for Zimmer to generate committed revenue targets. In addition, we became less confident in the company’s ability to improve margin leverage even when revenues ultimately recover.

We eliminated the Fund’s position in Suncor Energy. Suncor Energy, an integrated energy company focused on developing the Athabasca oil sands basin, had some operational issues during the Reporting Period, which led our team to have lower confidence in the company’s ability to meet its production guidance. While we continue to like Suncor Energy longer term, we believed there were more attractive investment opportunities in the energy sector. As a result, we sold the Fund’s position in Suncor Energy and increased the position size of some other energy holdings in the portfolio, including that of oilfield services giant Halliburton.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, energy, industrials and information technology decreased and its allocations to consumer staples, financials and telecommunication services increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2010?

A	At the end of August 2010, the Fund had overweighted positions relative to the Russell Index in the financials, telecommunication services and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials and, to a lesser degree, in consumer discretionary and energy.

Eileen Rominger, global chief investment officer of Goldman Sachs Asset Management, has decided to retire from the firm at the end of the year. Additionally, Jim O’Neill, Managing Director and former head of Global Economics, Commodities and Strategy Research for Goldman Sachs & Co., has joined the Investment Management Division as the Chairman of Goldman Sachs Asset Management, helping to lead all aspects of the business and serve as an important voice for GSAM in expressing his views on global investment themes.

FUND BASICS

Capital Growth Fund
as of August 31, 2010

PERFORMANCE REVIEW

September 1, 2009–August 31, 2010	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]

Class A	4.31%	6.14%
Class B	3.63	6.14
Class C	3.57	6.14
Institutional	4.80	6.14
Service	4.26	6.14
Class IR	4.64	6.14
Class R	4.09	6.14

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	4.56%	-1.75%	-3.68%	7.45%	4/20/90
Class B4	4.79	-1.78	-3.73	4.26	5/1/96
Class C	8.80	-1.37	-3.85	1.58	8/15/97
Institutional	11.06	-0.23	-2.75	2.73	8/15/97
Service	10.52	-0.73	-3.23	2.23	8/15/97
Class IR	10.95	N/A	N/A	-9.07	11/30/07
Class R	10.40	N/A	N/A	-9.50	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
[4]	Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.14%	1.48%
Class B	1.89	2.23
Class C	1.89	2.23
Institutional	0.74	1.08
Service	1.24	1.58
Class IR	0.89	1.23
Class R	1.39	1.73

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/106

Holding	% of Net Assets	Line of Business

Apple, Inc.	4.6%	Computers & Peripherals
PepsiCo., Inc.	4.1	Beverages
American Tower Corp.	4.0	Wireless Telecommunication Services
Microsoft Corp.	3.3	Software
Schlumberger Ltd.	3.1	Energy Equipment & Services
QUALCOMM, Inc.	3.1	Communications Equipment
Baxter International, Inc.	2.9	Health Care Equipment & Supplies
Johnson & Johnson	2.9	Pharmaceuticals
Cisco Systems, Inc.	2.9	Communications Equipment
Oracle Corp.	2.5	Software

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS7

As of August 31, 2010

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

GOLDMAN SACHS CAPITAL GROWTH FUND

Performance Summary
August 31, 2010

The following graph shows the value, as of August 31, 2010, of a $10,000 investment made on September 1, 2000 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Capital Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2000 through August 31, 2010.

Average Annual Total Return through August 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced April 20, 1990)
Excluding sales charges	4.31%	-0.96%	-3.33%	7.77%
Including sales charges	-1.45%	-2.07%	-3.88%	7.47%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	3.63%	-1.69%	-3.92%	4.32%
Including contingent deferred sales charges	-1.37%	-2.09%	-3.92%	4.32%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	3.57%	-1.68%	-4.04%	1.67%
Including contingent deferred sales charges	2.57%	-1.68%	-4.04%	1.67%

Institutional (Commenced August 15, 1997)	4.80%	-0.54%	-2.94%	2.83%

Service (Commenced August 15, 1997)	4.26%	-1.05%	-3.42%	2.32%

Class IR (Commenced November 30, 2007)	4.64%	N/A	N/A	-8.01%

Class R (Commenced November 30, 2007)	4.09%	N/A	N/A	-8.45%

PORTFOLIO RESULTS

Goldman Sachs Concentrated Growth Fund

Portfolio Composition

The Fund typically holds 30-45 high quality growth companies and tends to be more concentrated in individual holdings, industries and sectors than the typical broadly diversified large-cap growth fund.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Growth Equity Investment Team discusses the Fund’s performance and positioning for the twelve-month period ended August 31, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Concentrated Growth Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 3.81%, 3.02%, 3.03%, 4.26%, 4.08% and 3.54%, respectively. These returns compare to the 6.14% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall detracted most from the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the telecommunication services, consumer staples and information technology sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the health care, consumer discretionary and industrials sectors, where company-specific issues weighed on certain holdings.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in wireless communications and broadcast tower operators American Tower and Crown Castle International and in the world’s leading commercial real estate services firm CB Richard Ellis Group.

American Tower and Crown Castle International contributed to the Fund’s performance as both companies’ shares advanced after reports of strong revenue and earnings growth. In our view, the wireless tower companies are well positioned in a growing industry with high barriers to entry. Specifically, as the wireless communications industry continues to evolve from primarily voice to more data usage, the demands on the networks increase. We believe this will lead to a greater need for more antennae to be placed on the towers, thereby increasing leasing revenues. Furthermore, we believe the contracts used in the towers’ business model are attractive, as they provide a predictable stream of revenue and recurring cash flow.

CB Richard Ellis Group was a strong performer after reporting earnings that exceeded expectations. The better than expected results were driven by strong revenues in property sales and leasing. Further, cost reductions made during the recent downturn resulted in significant operating leverage. At the end of the Reporting Period, we continued to have conviction in the company given the strength of its franchise, its service-oriented business model and its strong management team.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in Baxter International, a medical products company; Staples, an office supply retailer; and Charles Schwab, a financial services company.

Baxter International’s shares fell when it moderated its earnings guidance for 2010 to accommodate the potential impact from a Medicaid rebate and due to challenging results in its bioscience, or blood plasma, business. Competition in the blood plasma market had increased, making it more difficult for Baxter International to price its products at a premium. At the end of the Reporting Period,

PORTFOLIO RESULTS

we believed the majority of Baxter International’s business was intact and that its stock’s valuation was compelling at then-current levels due to its robust product pipeline and its market leading franchise.

Shares of Staples traded down after the company reported fiscal second quarter revenue that fell short of analysts’ expectations. Given the challenging economic backdrop, the company remained focused on cost cutting, gaining market share from competitors, and expanding its geographic footprint in less saturated markets. Staples also continued to make investments in new business processes that we believe should strengthen its brand and position it for growth over the long term. We believe Staples should also benefit from pent up demand given the drawdown of inventory in its corporate client base. Demand growth may also be generated by an eventual increase in employment. Staples was a new purchase for the Fund during the Reporting Period.

Charles Schwab detracted from the Fund’s performance, as persistently low short-term interest rates continued to force the asset manager to waive fees on its money market funds. With global market uncertainty, expectations for higher rates have been pushed out, which may well extend this headwind. Furthermore, Bank of America/Merrill Lynch re-launched a competing online brokerage offering, which weighed on sentiment toward Charles Schwab during the Reporting Period. Still, in our view, Charles Schwab continues to execute on what it can control and remained attractively valued. As interest rates eventually move higher, we believe prospects for Charles Schwab meaningfully improve.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in oilfield services giant Halliburton during the Reporting Period. Halliburton is a leading provider of products and services to the upstream energy industry. The company met our purchase criteria for a quality growth business, as it has the first or second highest market share in nearly all of the products it offers. In our view, Halliburton’s robust product offering is a competitive advantage, as the company can bundle its products and provide integrated solutions to international customers. Furthermore, we believe Halliburton will be a key benefactor of the long-term secular trend toward deepwater, unconventional drilling given its leading position in deepwater solutions. We also have confidence in the company’s management team and its ability to execute and create value for shareholders.

We added global payment solutions company MasterCard to the Fund’s portfolio. We funded the purchase with the sale of the Fund’s position in Visa, a name we had been trimming as shares meaningfully appreciated. MasterCard and Visa have a duopoly in pure card processing, which we view as attractive due to its significant, recurring revenue on a per transaction basis, i.e. one card swipe at a time. In our view, the secular shift toward electronic payments is just beginning, as debit transactions for everyday purchases continue to gain share, and contactless payment, mobile device payment and quick-service restaurants’ acceptance provide significant opportunities for long-term growth. In our view, MasterCard offered a more attractive risk/reward opportunity between the two big card processing companies during the Reporting Period.

As mentioned earlier, Staples was a new purchase for the Fund during the Reporting Period. Staples is a market share leader in sales of office products, supplies and technology to enterprise and retail customers. The company’s recent acquisition of Corporate Express changed the composition of its revenue base, as over 50% of its revenues then came from the high margin, high return delivery business. This acquisition also presented a substantial margin expansion opportunity for the company. Further, a competitor in the industry, Office Depot, is closing stores in the U.S., which we believe should lead to market share gains for Staples.

In addition to Visa, mentioned above, the Fund sold its position in Express Scripts, one of the three leading pharmacy benefits managers in the U.S. Express Scripts had seen strong results from its acquisition of the pharmacy benefits management business of WellPoint, the country’s largest managed-care organization and, as a result, its shares appreciated significantly. We took profits and decided to allocate to other holdings with more favorable risk/return profiles going forward.

We eliminated the Fund’s position in money transfer services provider Western Union. While we continued to favor Western Union for its transaction-based business model and free cash flow generation, we also believe that improvements in money remittance volumes will likely be gradual. Consequently, the company was no longer one of our highest conviction ideas, and so we decided to exit the position.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, industrials and information technology decreased and its allocations to consumer staples, health care and telecommunication services increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2010?

A	At the end of August 2010, the Fund had overweighted positions relative to the Russell Index in the telecommunication services, health care, financials and consumer staples sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, consumer discretionary, materials and information technology.

Eileen Rominger, global chief investment officer of Goldman Sachs Asset Management, has decided to retire from the firm at the end of the year. Additionally, Jim O’Neill, Managing Director and former head of Global Economics, Commodities and Strategy Research for Goldman Sachs & Co., has joined the Investment Management Division as the Chairman of Goldman Sachs Asset Management, helping to lead all aspects of the business and serve as an important voice for GSAM in expressing his views on global investment themes.

FUND BASICS

Concentrated Growth Fund
as of August 31, 2010

PERFORMANCE REVIEW

September 1, 2009–August 31, 2010	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]

Class A	3.81%	6.14%
Class B	3.02	6.14
Class C	3.03	6.14
Institutional	4.26	6.14
Class IR	4.08	6.14
Class R	3.54	6.14

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/10	One Year	Five Years	Since Inception	Inception Date

Class A	2.96%	-1.23%	2.17%	9/3/02
Class B4	3.23	-1.26	2.14	9/3/02
Class C	7.24	-0.84	2.13	9/3/02
Institutional	9.44	0.29	3.32	9/3/02
Class IR	9.37	N/A	-10.13	11/30/07
Class R	8.82	N/A	-10.55	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
[4]	Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.30%	1.61%
Class B	2.05	2.36
Class C	2.05	2.36
Institutional	0.90	1.21
Class IR	1.05	1.36
Class R	1.55	1.86

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/106

Holding	% of Net Assets	Line of Business

American Tower Corp.	5.6%	Wireless Telecommunication Services
Apple, Inc.	4.8	Computers & Peripherals
PepsiCo., Inc.	4.3	Beverages
Schlumberger Ltd.	4.1	Energy Equipment & Services
Baxter International, Inc.	3.8	Health Care Equipment & Supplies
QUALCOMM, Inc.	3.8	Communications Equipment
Microsoft Corp.	3.7	Software
Costco Wholesale Corp.	3.5	Food & Staples Retailing
Cisco Systems, Inc.	3.4	Communications Equipment
Johnson & Johnson	3.4	Pharmaceuticals

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS7

As of August 31, 2010

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Performance Summary
August 31, 2010

The following graph shows the value, as of August 31, 2010, of a $10,000 investment made on September 3, 2002 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Concentrated Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 3, 2002 through August 31, 2010.

Average Annual Total Return through August 31, 2010	One Year	Five Years	Since Inception

Class A (Commenced September 3, 2002)
Excluding sales charges	3.81%	-0.51%	2.98%
Including sales charges	-1.89%	-1.62%	2.25%

Class B (Commenced September 3, 2002)
Excluding contingent deferred sales charges	3.02%	-1.26%	2.21%
Including contingent deferred sales charges	-1.98%	-1.66%	2.21%

Class C (Commenced September 3, 2002)
Excluding contingent deferred sales charges	3.03%	-1.25%	2.19%
Including contingent deferred sales charges	2.03%	-1.25%	2.19%

Institutional (Commenced September 3, 2002)	4.26%	-0.11%	3.38%

Class IR (Commenced November 30, 2007)	4.08%	N/A	-9.20%

Class R (Commenced November 30, 2007)	3.54%	N/A	-9.63%

PORTFOLIO RESULTS

Goldman Sachs Growth Opportunities Fund

Portfolio Composition

The Fund invests primarily in medium-sized growth companies with a market capitalization between $1 and $10 billion. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Growth Equity Investment Team discusses the Fund’s performance and positioning for the twelve-month period ended August 31, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Growth Opportunities Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 12.89%, 12.00%, 11.98%, 13.35%, 12.78%, 13.18% and 12.58%, respectively. These returns compare to the 11.58% average annual total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Effective stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the telecommunication services, energy and consumer discretionary sectors helped the Fund’s performance most relative to the Russell Index. Having an overweighted allocation to telecommunication services, which outpaced the Russell Index during the Reporting Period, also contributed positively to the Fund’s results. Detracting from the Fund’s relative results most was stock selection in the industrials, health care and materials sectors, where company-specific issues weighed on certain holdings.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in online movie rental service Netflix, oilfield services company Core Laboratories and wireless communications and broadcast tower operator American Tower.

Shares of Netflix rose during the Reporting Period upon the company’s report of earnings that exceeded expectations. The company announced it added a significant number of subscribers and subsequently raised its full year earnings guidance. The company’s “watch instantly” service that can stream movies and TV shows from the Internet directly to subscribers’ computers was an important driver of subscriber growth. Currently, the service is available to stream content via a Roku receiver box and Sony’s BRAVIA line of Internet capable high-definition televisions as well as via Microsoft Xbox 360, Sony Playstation 3 and Nintendo Wii video game consoles. While we maintain our conviction in the fundamentals of the business, we believe the stock had reached full valuation and so we sold out of the position in August 2010.

Core Laboratories was a top contributor to the Fund’s performance during the Reporting Period. The company provides field analytics to the oil and gas industry, including fracturing analysis and simulation technologies used to determine the quality and size of natural gas formations. Its shares rose after regulations were passed in the U.S. Congress that would increase the regulation of fracturing in the U.S., which raises the importance of effective pre-fracturing analysis. In our view, the company is a leader in these services and should continue to benefit from the

PORTFOLIO RESULTS

growth in the U.S. natural gas exploration industry. We trimmed the Fund’s position in Core Laboratories on strength.

American Tower contributed to the Fund’s performance as its shares advanced after reports of strong revenue and earnings growth. Results were attributed to growth in the company’s rental and management division, as the company added 4,000 new sites to its portfolio during the Reporting Period. In our view, American Tower is well positioned in a growing industry with high barriers to entry. Specifically, as the wireless communications industry continues to evolve from primarily voice to more data usage, the demands on the networks increase. We believe this will lead to a greater need for more antennae to be placed on the towers, thereby increasing leasing revenues. Furthermore, we believe the contracts used in the towers’ business model are attractive, as they provide a predictable stream of revenue and recurring cash flow. We trimmed the Fund’s position in American Tower on strength.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in FormFactor, a semiconductor equipment manufacturer; Iron Mountain, a records and information management services provider; and Northern Trust, a fiduciary bank.

FormFactor designs and manufactures wafer probe cards used for testing semiconductor chips. While the company’s revenue generation was relatively consistent with market expectations, shares of the company traded down on concerns that higher than expected supply chain costs would push profit margins to fall below consensus expectations. Due to these challenges, the company reorganized its management team. In addition, in our view, the company has a balance sheet strong enough and an amount of cash significant enough to engineer a turnaround and reduce its long-term cost structure. We trimmed the Fund’s position in FormFactor during the Reporting Period.

A position in Iron Mountain detracted from the Fund’s performance. While the company’s results were solid and in line with expectations, its shares declined as the company modestly lowered its outlook for 2010 due to unexpected effects of an earthquake in Chile. Iron Mountain experienced some damage in its facilities in Chile and updated its guidance to include items such as insurance deductibles and remediation costs. Still, at the end of the Reporting Period, we continued to have conviction in Iron Mountain based on its leading global brand, dominant market share position, and scale advantages that help meet business customers’ needs for a trusted, reliable, low-cost provider of physical and digital records management services. Also, despite recent challenges, we continue to believe Iron Mountain is a strong franchise that is focused on revamping its sales force, integrating its digital storage business and reducing its cost structure. As we felt the company was attractively valued, with the market not pricing in its long-term growth potential, we added to the Fund’s position in Iron Mountain on weakness.

Northern Trust detracted from the Fund’s results during the Reporting Period despite recording strong earnings. Its shares declined after the company reported its foreign exchange business had been weak, as low interest rates led to lower volatility and therefore reduced foreign exchange trading. We continued to have conviction in Northern Trust, as we believe it has a strong brand name in the trust bank industry and sufficient capital to take advantage of weakened competitors. We added to the Fund’s position in Northern Trust on weakness.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we established a new Fund position in apparel manufacturer Polo Ralph Lauren. We believe the company has a high quality brand that it may leverage internationally. Many international apparel markets are less consolidated than in the U.S., which we believe provides the company with opportunities for margin expansion as well as revenue growth potential.

We established a Fund position in Southwestern Energy, an exploration and production company that is one of the lowest-cost operators of natural gas in North America. The company holds a dominant position in the Fayetteville Shale and benefits from lower production costs as a result of owning drill rigs and a sand mine, which is used in the extraction of natural gas. We believe Southwestern Energy is poised to benefit from its geographically-concentrated asset base and its substantial vertical integration, organic growth and best-in-class management team. We further believe the company is attractively valued given its growth prospects based on its extensive drilling inventory and resources in New Brunswick, Canada.

PORTFOLIO RESULTS

NetApp, a company that develops data storage hardware and software for enterprise clients, was another new purchase for the Fund during the Reporting Period. We believe NetApp has a strong competitive position in an industry that is benefiting from several growth trends, such as virtualization and cloud computing, which we believe will increase demand for the company’s storage products. (Virtualization is the creation of a virtual, rather than actual, version of something, such as an operating system, a server, a storage device or network resources. Within the information technology sector, it is, simply put, an umbrella term for enhancing a computer’s ability to do work. Cloud computing is Internet-based computing, whereby shared resources, software, and information are provided to computers and other devices on demand, like the electricity grid.) NetApp specializes in external networked storage, which has and, in our view, will continue to take share away from direct attached products. Within this industry, we believe the company’s storage devices are easier to buy, install and manage than competing products. As a result, we believe that NetApp is poised to gain market share as companies begin to increase corporate information technology spending.

We exited the Fund’s position in leather goods producer Coach. Shares of Coach meaningfully appreciated during the Reporting Period, reducing the stock’s valuation discount. With the stock price then reflecting a better fundamental outlook for the company, we decided to sell out of the stock in order to fund positions with what we believed to be higher upside potential.

We sold the Fund’s position in Chattem, a toiletry consumer products manufacturer. Its shares rose after the company agreed to be acquired by Sanofi-Aventis in December 2009, a deal that closed in March 2010 for $1.9 billion. In our view, acquisitions demonstrate one method by which the valuation gap between a company’s stock price and the intrinsic worth of the franchise can close quickly when other business buyers recognize a company’s long-term growth potential.

We eliminated the Fund’s position in luxury retailer Tiffany & Co. during the Reporting Period. The company reported strong sales during the holiday season and was able to effectively boost earnings through cost reductions. As a result, its shares appreciated significantly to what we believe reflected a full valuation.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary and health care decreased and its allocations to energy, financials, industrials and utilities increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2010?

A	At the end of August 2010, the Fund had overweighted positions relative to the Russell Index in the financials, energy and telecommunication services sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, materials, health care, information technology and consumer discretionary.

Eileen Rominger, global chief investment officer of Goldman Sachs Asset Management, has decided to retire from the firm at the end of the year. Additionally, Jim O’Neill, Managing Director and former head of Global Economics, Commodities and Strategy Research for Goldman Sachs & Co., has joined the Investment Management Division as the Chairman of Goldman Sachs Asset Management, helping to lead all aspects of the business and serve as an important voice for GSAM in expressing his views on global investment themes.

FUND BASICS

Growth Opportunities Fund
as of August 31, 2010

PERFORMANCE REVIEW

	Fund Total Return	Russell Midcap
September 1, 2009–August 31, 2010	(based on NAV)[1]	Growth Index[2]

Class A	12.89%	11.58%
Class B	12.00	11.58
Class C	11.98	11.58
Institutional	13.35	11.58
Service	12.78	11.58
Class IR	13.18	11.58
Class R	12.58	11.58

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell Midcap Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

				Since	Inception
For the period ended 6/30/10	One Year	Five Years	Ten Years	Inception	Date

Class A	14.96%	2.66%	3.45%	8.76%	5/24/99
Class B4	15.81	2.64	3.40	8.79	5/24/99
Class C	19.77	3.06	3.28	8.51	5/24/99
Institutional	22.27	4.25	4.46	9.75	5/24/99
Service	21.60	3.73	3.94	9.20	5/24/99
Class IR	21.98	N/A	N/A	-3.32	11/30/07
Class R	21.50	N/A	N/A	-3.77	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
[4]	Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.38%	1.50%
Class B	2.13	2.25
Class C	2.13	2.25
Institutional	0.98	1.10
Service	1.48	1.60
Class IR	1.13	1.25
Class R	1.63	1.75

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/106

	% of Net
Holding	Assets	Line of Business

Polo Ralph Lauren Corp.	2.5%	Textiles, Apparel & Luxury Goods
Ecolab, Inc.	2.5	Chemicals
Cameron International Corp.	2.4	Energy Equipment & Services
American Tower Corp.	2.4	Wireless Telecommunication Services
CB Richard Ellis Group, Inc.	2.3	Real Estate Management & Development
Equinix, Inc.	2.2	Internet Software & Services
Iron Mountain, Inc.	2.2	Commercial Services & Supplies
Avon Products, Inc.	2.1	Personal Products
Global Payments, Inc.	2.1	IT Services
Hansen Natural Corp.	2.1	Beverages

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS7

As of August 31, 2010

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Performance Summary
August 31, 2010

The following graph shows the value, as of August 31, 2010, of a $10,000 investment made on September 1, 2000 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark the Russell Midcap Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Growth Opportunities Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2000 through August 31, 2010.

Average Annual Total Return through August 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced May 24, 1999)
Excluding sales charges	12.89%	3.53%	3.41%	9.46%
Including sales charges	6.71%	2.37%	2.83%	8.91%

Class B (Commenced May 24, 1999)
Excluding contingent deferred sales charges	12.00%	2.76%	2.78%	8.94%
Including contingent deferred sales charges	7.00%	2.34%	2.78%	8.94%

Class C (Commenced May 24, 1999)
Excluding contingent deferred sales charges	11.98%	2.76%	2.64%	8.65%
Including contingent deferred sales charges	10.98%	2.76%	2.64%	8.65%

Institutional (Commenced May 24, 1999)	13.35%	3.95%	3.82%	9.89%

Service (Commenced May 24, 1999)	12.78%	3.44%	3.31%	9.34%

Class IR (Commenced November 30, 2007)	13.18%	N/A	N/A	-2.04%

Class R (Commenced November 30, 2007)	12.58%	N/A	N/A	-2.50%

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Growth Fund

Portfolio Composition

The Fund invests primarily in small and medium-sized growth companies with a market capitalization between $200 million and $10 billion. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Growth Equity Investment Team discusses the Fund’s performance and positioning for the twelve-month period ended August 31, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Small/Mid Cap Growth Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 13.64%, 12.88%, 12.78%, 14.10%, 13.57%, 13.95% and 13.41%, respectively. These returns compare to the 10.34% average annual total return of the Fund’s benchmark, the Russell 2500® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Effective stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the consumer discretionary, energy and telecommunication services sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the information technology and industrials sectors, where company-specific issues weighed on certain holdings. Having an underweighted allocation to materials, which outpaced the Russell Index during the Reporting Period, also hurt the Fund’s results.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in independent oil and gas exploration and production companies Rex Energy and Whiting Petroleum and in online movie rental service Netflix.

Rex Energy announced during the Reporting Period that the company completed drilling its first horizontal well in the Marcellus Shale region of Pennsylvania. The well showed encouraging results and is expected to be a relatively good indicator of the potential for other wells in the region. Rex Energy continued to build out acreage in the Marcellus Shale area and currently has three projects under way. Whiting Petroleum reported improved earnings, as higher production in the Bakken shale area and enhanced oil recovery projects were the main drivers of the company’s strong results. In addition, Whiting Petroleum raised production growth guidance for the second half of 2010 as well as its exploration and development budget. We continued to believe at the end of the Reporting Period that the Fund’s energy holdings remained well positioned to benefit from the long-term challenge of global oil supply as their profitability and growth are driven by increasing production, growing reserves and improving oil recovery through efficient oil extraction techniques. We trimmed the Fund’s positions in both Rex Energy and Whiting Petroleum on strength.

Shares of Netflix rose during the Reporting Period upon the company’s report of earnings that exceeded expectations. The company announced it added a significant number of subscribers and subsequently raised its full year

PORTFOLIO RESULTS

earnings guidance. The company’s “watch instantly” service that can stream movies and TV shows from the Internet directly to subscribers’ computers was an important driver of subscriber growth. Currently, the service is available to stream content via a Roku receiver box and Sony’s BRAVIA line of Internet capable high-definition televisions as well as via Microsoft Xbox 360, Sony Playstation 3 and Nintendo Wii video game consoles. While we maintain our conviction in the fundamentals of the business, we believe the stock had reached full valuation and so we sold out of the position in August 2010.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in FormFactor, a semiconductor equipment manufacturer; Iron Mountain, a records and information management services provider; and GameStop, a specialty electronic game and personal computer entertainment software retailer.

FormFactor designs and manufactures wafer probe cards used for testing semiconductor chips. While the company’s revenue generation was relatively consistent with market expectations, shares of the company traded down on concerns that higher than expected supply chain costs would push profit margins to fall below consensus expectations. Due to these challenges, the company reorganized its management team. In addition, in our view, the company has a balance sheet strong enough and an amount of cash significant enough to engineer a turnaround and reduce its long-term cost structure. We trimmed the Fund’s position in FormFactor during the Reporting Period.

A position in Iron Mountain detracted from the Fund’s performance. While the company’s results were solid and in line with expectations, its shares declined as the company modestly lowered its outlook for 2010 due to unexpected effects of an earthquake in Chile. Iron Mountain experienced some damage in its facilities in Chile and updated its guidance to include items such as insurance deductibles and remediation costs. Still, at the end of the Reporting Period, we continued to have conviction in Iron Mountain based on its leading global brand, dominant market share position, and scale advantages that help meet business customers’ needs for a trusted, reliable, low-cost provider of physical and digital records management services. Also, despite recent challenges, we continue to believe Iron Mountain is a strong franchise that is focused on revamping its sales force, integrating its digital storage business and reducing its cost structure. As we felt the company was attractively valued, with the market not pricing in its long-term growth potential, we added to the Fund’s position in Iron Mountain on weakness.

Shares of video game retailer GameStop fell after the company announced that its chief financial officer would be departing. That said, we continued to believe the company is well positioned to benefit from the secular growth in the video game industry. Specifically, GameStop gained share with core gamers during the Reporting Period due to its selection and focus on games and gaming accessories. The company also has a well-developed used-game business, which allows customers to sell old games to GameStop or trade in toward the purchase of a new game. These used games are re-sold at a discount to new games, an attractive feature for more casual gamers.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we established a Fund position in apparel company Phillips-Van Heusen. We believe the company has a high quality brand portfolio that includes Calvin Klein, IZOD, Tommy Hilfiger and licenses for other brands such as Nautica and Timberland. During the Reporting Period, the company increased its focus on international expansion. Many international apparel markets are less consolidated than in the U.S., which we believe provides the company with opportunities for profit margin expansion as well as revenue growth potential.

We initiated a Fund position in energy company Dril-Quip during the Reporting Period. Dril-Quip produces wellheads for use on deepwater wells including those in the Gulf of Mexico. Shares of Dril-Quip fell after the Obama Administration enacted a moratorium on drilling in the Gulf of Mexico. While the loss of business in that region may lower the company’s earnings in the near term, we believe its stock price decline exceeded the actual economic loss in value of the company. Indeed, we believe the company’s wellhead products will still be employed on wells in others parts of the world and ultimately in the Gulf of Mexico again once the moratorium is lifted.

In addition to the Fund’s sale of Netflix mentioned earlier, we sold the Fund’s position in Chattem, a toiletry consumer products manufacturer during the Reporting Period. Its shares rose after the company agreed to be acquired by Sanofi-Aventis in December 2009, a deal that closed in

PORTFOLIO RESULTS

March 2010 for $1.9 billion. In our view, acquisitions demonstrate one method by which the valuation gap between a company’s stock price and the intrinsic worth of the franchise can close quickly when other business buyers recognize a company’s long-term growth potential.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to financials increased and its allocation to consumer discretionary decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2010?

A	At the end of August 2010, the Fund had overweighted positions relative to the Russell Index in the financials, energy, and telecommunication services sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in health care, materials and information technology.

Eileen Rominger, global chief investment officer of Goldman Sachs Asset Management, has decided to retire from the firm at the end of the year. Additionally, Jim O’Neill, Managing Director and former head of Global Economics, Commodities and Strategy Research for Goldman Sachs & Co., has joined the Investment Management Division as the Chairman of Goldman Sachs Asset Management, helping to lead all aspects of the business and serve as an important voice for GSAM in expressing his views on global investment themes.

FUND BASICS

Small/Mid Cap Growth Fund
as of August 31, 2010

PERFORMANCE REVIEW

	Fund Total Return	Russell 2500
September 1, 2009–August 31, 2010	(based on NAV)[1]	Growth Index[2]

Class A	13.64%	10.34%
Class B	12.88	10.34
Class C	12.78	10.34
Institutional	14.10	10.34
Service	13.57	10.34
Class IR	13.95	10.34
Class R	13.41	10.34

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2500 Growth Index offers investors access to the small to mid cap growth segment of the US equity universe. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small to mid cap growth manager’s opportunity set. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/10	One Year	Five Years	Since Inception	Inception Date

Class A	16.89%	4.13%	4.13%	6/30/05
Class B4	17.78	4.10	4.28	6/30/05
Class C	21.67	4.45	4.45	6/30/05
Institutional	24.16	5.67	5.67	6/30/05
Service	23.52	5.14	5.14	6/30/05
Class IR	24.07	N/A	-2.49	11/30/07
Class R	23.42	N/A	-2.96	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
[4]	Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.50%	1.68%
Class B	2.25	2.43
Class C	2.25	2.43
Institutional	1.10	1.28
Service	1.60	1.78
Class IR	1.25	1.43
Class R	1.75	1.93

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/106

	% of Net
Holding	Assets	Line of Business

SBA Communications Corp.	2.7%	Wireless Telecommunication Services
CB Richard Ellis Group, Inc.	2.3	Real Estate Management & Development
Iron Mountain, Inc.	2.2	Commercial Services & Supplies
Hansen Natural Corp.	2.0	Beverages
Global Payments, Inc.	2.0	IT Services
Whiting Petroleum Corp.	1.9	Oil, Gas & Consumable Fuels
Equinix, Inc.	1.9	Internet Software & Services
TW telecom, Inc.	1.9	Diversified Telecommunication Services
Rex Energy Corp.	1.8	Oil, Gas & Consumable Fuels
Henry Schein, Inc.	1.8	Health Care Providers & Services

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS7

As of August 31, 2010

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Performance Summary
August 31, 2010

The following graph shows the value, as of August 31, 2010, of a $10,000 investment made on June 30, 2005 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2500 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small/Mid Cap Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 30, 2005 through August 31, 2010.

Average Annual Total Return through August 31, 2010	One Year	Five Years	Since Inception

Class A (Commenced June 30, 2005)
Excluding sales charges	13.64%	4.68%	5.32%
Including sales charges	7.38%	3.50%	4.18%

Class B (Commenced June 30, 2005)
Excluding contingent deferred sales charges	12.88%	3.89%	4.47%
Including contingent deferred sales charges	7.88%	3.52%	4.30%

Class C (Commenced June 30, 2005)
Excluding contingent deferred sales charges	12.78%	3.88%	4.46%
Including contingent deferred sales charges	11.78%	3.88%	4.46%

Institutional (Commenced June 30, 2005)	14.10%	5.09%	5.68%

Service (Commenced June 30, 2005)	13.57%	4.56%	5.14%

Class IR (Commenced November 30, 2007)	13.95%	N/A	-2.02%

Class R (Commenced November 30, 2007)	13.41%	N/A	-2.49%

PORTFOLIO RESULTS

Goldman Sachs Strategic Growth Fund

Portfolio Composition

The Fund invests primarily in large cap growth stocks. More specifically, the Goldman Sachs Growth Equity Investment Team seeks businesses with dominant market share, established brand name, pricing power, recurring revenue stream and free cash flow. Additionally, the Team seeks companies with high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Fund is more selective and focused than many mutual funds and there are typically 50 to 70 holdings in the portfolio.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Growth Equity Investment Team discusses the Fund’s performance and positioning for the twelve-month period ended August 31, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Strategic Growth Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 3.83%, 3.02%, 3.15%, 4.26%, 3.76%, 4.25% and 3.65%, respectively. These returns compare to the 6.14% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall detracted most from the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the telecommunication services, information technology and energy sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the financials, health care and consumer discretionary sectors, where company-specific issues weighed on certain holdings.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in wireless communications and broadcast tower operators American Tower and Crown Castle International and in consumer electronics and software manufacturing giant Apple.

American Tower and Crown Castle International contributed to the Fund’s performance as both companies’ shares advanced after reports of strong revenue and earnings growth. In our view, the wireless tower companies are well positioned in a growing industry with high barriers to entry. Specifically, as the wireless communications industry continues to evolve from primarily voice to more data usage, the demands on the networks increase. We believe this will lead to a greater need for more antennae to be placed on the towers, thereby increasing leasing revenues. Furthermore, we believe the contracts used in the towers’ business model are attractive, as they provide a predictable stream of revenue and recurring cash flow.

Apple contributed to performance, as the company continued to see strong demand for its suite of products, including the recently launched iPad and iPhone4. In our view, Apple has significant growth opportunities as it expands its distribution by opening new Apple stores and potentially entering into new partnerships with additional wireless carriers such as Verizon Wireless.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in medical products company Baxter International, financial services company Charles Schwab and biopharmaceutical company Gilead Sciences.

PORTFOLIO RESULTS

Baxter International’s shares fell when it moderated its earnings guidance for 2010 to accommodate the potential impact from a Medicaid rebate and due to challenging results in its bioscience, or blood plasma, business. Competition in the blood plasma market had increased, making it more difficult for Baxter International to price its products at a premium. At the end of the Reporting Period, we believed the majority of Baxter International’s business was intact and that its stock’s valuation was compelling at then-current levels due to its robust product pipeline and its market leading franchise.

Charles Schwab detracted from the Fund’s performance, as persistently low short-term interest rates continued to force the asset manager to waive fees on its money market funds. With global market uncertainty, expectations for higher rates have been pushed out, which may well extend this headwind. Furthermore, Bank of America/Merrill Lynch re-launched a competing online brokerage offering, which weighed on sentiment toward Charles Schwab during the Reporting Period. Still, in our view, Charles Schwab continues to execute on what it can control and remained attractively valued. As interest rates eventually move higher, we believe prospects for Charles Schwab meaningfully improve.

Gilead Sciences reported fiscal first quarter earnings that were in line with consensus expectations. However, shares of the company fell after Gilead Sciences announced that U.S. health care reform would impact its future product sales and reduce its revenue. Under the new legislation, Gilead Sciences’ top selling HIV/AIDS drugs will be offered at a substantial discount to patients who are enrolled in government programs such as Medicaid. As a result, the company lowered its 2010 sales forecast. Despite these headwinds, we continue to have high conviction in the company, as we believe it is well positioned within the biotechnology industry, holding dominant market share in several niche areas and a strong pipeline of products. For example, Gilead Sciences produces the most commonly used treatments for HIV/AIDS and is continually developing improved antiretroviral therapies to maintain its advantage.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Nike during the Reporting Period. Nike met our investment criteria for a high quality company given its strong brand name, stellar balance sheet and dominant market share in athletic footwear and apparel. In our view, Nike has significant growth opportunities in the emerging markets, particularly in China where it already has a sizable presence. Also, the 2010 World Cup helped push Nike further into soccer. Profit margin expansion from continued supply chain optimization should be another growth driver for Nike going forward. We believed the stock was attractively priced given what we consider to be the company’s growth prospects.

We established a Fund position in Southwestern Energy, an exploration and production company that is one of the lowest-cost operators of natural gas in North America. The company holds a dominant position in the Fayetteville Shale and benefits from lower production costs as a result of owning drill rigs and a sand mine, which is used in the extraction of natural gas. We believe Southwestern Energy is poised to benefit from its geographically-concentrated asset base and its substantial vertical integration, organic growth and best-in-class management team. We further believe the company is attractively valued given its growth prospects based on its extensive drilling inventory and resources in New Brunswick, Canada.

Xilinx, a semiconductor chip company, was another new purchase for the Fund during the Reporting Period. Xilinx is the leader in programmable logic devices (PLDs), which are used by customers around the world in a variety of industries, including automotive, broadcast, consumer, medical and military. The company met our investment criteria for its dominant market position and competitive edge in PLDs. In our view, Xilinx should benefit from the secular trend of PLDs taking share from application-specific integrated circuits (ASICs), an alternative semiconductor chip, as PLDs offer lower development costs, shorter development time and upgradability. Further, Xilinx operates within a duopoly in the PLD space, which provides pricing power, and its low fixed costs enable it to generate significant free cash flow.

Conversely, the Fund sold its position in Express Scripts, one of the three leading pharmacy benefits managers in the U.S., taking profits. Express Scripts had seen strong results from its acquisition of the pharmacy benefits management business of WellPoint, the country’s largest managed-care organization and, as a result, its shares appreciated significantly. We decided to allocate to other holdings with more favorable risk/ return profiles going forward.

We eliminated the Fund’s position in video game software developer Electronic Arts. Our investment thesis, based on

PORTFOLIO RESULTS

a game-by-game analysis, was that consensus opinion of the company was overly negative. However, as the Reporting Period progressed, incremental data points supported the negative view and eventually led us to sell out of the company’s stock after Nintendo lowered its Wii sales estimates for the full year 2009. At the end of the Reporting Period, we continued to have confidence in the company’s management and intend to monitor Electronic Arts as we maintain our thesis of long-term secular growth in the video game industry.

We exited the Fund’s position in medical products company Zimmer Holdings, as the company has been faced with increasing industry headwinds. The end-market growth of the orthopedic device industry, for example, decelerated incrementally more than we expected, making it difficult for Zimmer to generate committed revenue targets. In addition, we became less confident in the company’s ability to improve margin leverage even when revenues ultimately recover.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, energy and industrials decreased and its allocations to consumer staples, financials, information technology and telecommunication services increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2010?

A	At the end of August 2010, the Fund had overweighted positions relative to the Russell Index in the telecommunication services, health care, financials and consumer staples sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, information technology and consumer discretionary.

Eileen Rominger, global chief investment officer of Goldman Sachs Asset Management, has decided to retire from the firm at the end of the year. Additionally, Jim O’Neill, Managing Director and former head of Global Economics, Commodities and Strategy Research for Goldman Sachs & Co., has joined the Investment Management Division as the Chairman of Goldman Sachs Asset Management, helping to lead all aspects of the business and serve as an important voice for GSAM in expressing his views on global investment themes.

FUND BASICS

Strategic Growth Fund
as of August 31, 2010

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2009–August 31, 2010	(based on NAV)[1]	Growth Index[2]

Class A	3.83%	6.14%
Class B	3.02	6.14
Class C	3.15	6.14
Institutional	4.26	6.14
Service	3.76	6.14
Class IR	4.25	6.14
Class R	3.65	6.14

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

				Since	Inception
For the period ended 6/30/10	One Year	Five Years	Ten Years	Inception	Date

Class A	3.37%	-1.36%	-4.13%	-2.02%	5/24/99
Class B [4]	3.54	-1.38	-4.18	-2.05	5/24/99
Class C	7.53	-1.00	-4.31	-2.25	5/24/99
Institutional	9.94	0.16	-3.20	-1.13	5/24/99
Service	9.18	-0.24	-3.57	-1.51	5/24/99
Class IR	9.80	N/A	N/A	15.48	1/6/09
Class R	9.10	N/A	N/A	14.89	1/6/09

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
[4]	Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.15%	1.62%
Class B	1.90	2.37
Class C	1.90	2.37
Institutional	0.75	1.22
Service	1.25	1.72
Class IR	0.90	1.37
Class R	1.40	1.87

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/106

Holding	% of Net Assets	Line of Business

Apple, Inc.	4.5%	Computers & Peripherals
PepsiCo., Inc.	4.0	Beverages
Microsoft Corp.	3.7	Software
American Tower Corp.	3.4	Wireless Telecommunication Services
Schlumberger Ltd.	3.1	Energy Equipment & Services
Johnson & Johnson	3.0	Pharmaceuticals
QUALCOMM, Inc.	3.0	Communications Equipment
Baxter International, Inc.	2.9	Health Care Equipment & Supplies
Cisco Systems, Inc.	2.9	Communications Equipment
Costco Wholesale Corp.	2.8	Food & Staples Retailing

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS7

As of August 31, 2010

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Performance Summary
August 31, 2010

The following graph shows the value, as of August 31, 2010, of a $10,000 investment made on September 1, 2000 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2000 through August 31, 2010.

Average Annual Total Return through August 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced May 24, 1999)
Excluding sales charges	3.83%	-0.50%	-3.75%	-1.39%
Including sales charges	-1.90%	-1.62%	-4.29%	-1.88%

Class B (Commenced May 24, 1999)
Excluding contingent deferred sales charges	3.02%	-1.25%	-4.33%	-1.91%
Including contingent deferred sales charges	-1.98%	-1.65%	-4.33%	-1.91%

Class C (Commenced May 24, 1999)
Excluding contingent deferred sales charges	3.15%	-1.23%	-4.46%	-2.11%
Including contingent deferred sales charges	2.15%	-1.23%	-4.46%	-2.11%

Institutional (Commenced May 24, 1999)	4.26%	-0.11%	-3.36%	-0.99%

Service (Commenced May 24, 1999)	3.76%	-0.51%	-3.73%	-1.37%

Class IR (Commenced January 6, 2009)	4.25%	N/A	N/A	14.73%

Class R (Commenced January 6, 2009)	3.65%	N/A	N/A	14.24%

PORTFOLIO RESULTS

Goldman Sachs Technology Tollkeeper Fund*

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in equity investments of “Technology Tollkeeper” companies. In general, the Goldman Sachs Growth Equity Investment Team defines a Technology Tollkeeper company as a high quality technology, media or service company that adopts or uses technology to improve its cost structure, revenue opportunities or competitive advantage. The Team believes Technology Tollkeeper connotes a promising growth business. Like a toll collector for a highway or bridge, Technology Tollkeeper companies may grow revenue by increasing “traffic,” or customers and sales, and raising “tolls,” or prices, and margins. The Team believes that the characteristics of recurring revenue or the ability to generate free cash flow should enable them to consistently grow their business.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Growth Equity Investment Team discusses the Fund’s performance and positioning for the twelve-month period ended August 31, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Technology Tollkeeper Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of 14.11%, 13.21%, 13.22%, 14.50% and 13.88%, respectively. These returns compare to the 5.22% average annual total return of the Fund’s benchmark, the NASDAQ Composite Index (the “NASDAQ Index”), during the same period.

Q	Were there any significant changes in the Fund’s investment approach during the Reporting Period?

A	Effective July 31, 2010, the Goldman Sachs Tollkeeper Fund was renamed the Goldman Sachs Technology Tollkeeper Fund. The Fund did not change its principal investment strategies and continues to invest at least 80% of its net assets in “Tollkeeper” companies, as that term is described in the prospectus and in the Portfolio Composition information above. However, the Fund now refers to such companies as “Technology Tollkeeper” companies.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Effective stock selection overall contributed most to the Fund’s performance relative to the NASDAQ Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the information technology and telecommunication services sectors helped the Fund’s performance most relative to the NASDAQ Index. Having no exposure to health care, which lagged the NASDAQ Index during the Reporting Period, also contributed positively to the Fund’s results. Detracting from the Fund’s relative results most was stock selection in the industrials sector, where company-specific issues weighed on certain holdings. Having no exposure to energy and consumer staples, which each outpaced the NASDAQ Index during the Reporting Period, also hurt the Fund’s results.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the NASDAQ Index from positions in online movie rental service Netflix, wireless communications and broadcast tower operator American Tower and storage and data management solutions provider NetApp.

Shares of Netflix rose during the Reporting Period upon the company’s report of earnings that exceeded expectations. The company announced it added a significant number of subscribers and subsequently raised its full year earnings guidance. The company’s “watch instantly” service that can stream movies and TV shows from the Internet directly to subscribers’ computers was an important driver of subscriber growth. Currently, the service is available to stream content via a Roku receiver box and Sony’s BRAVIA line of Internet capable high-definition

* Effective July 31, 2010, the Goldman Sachs Tollkeeper Fund changed its name to the “Goldman Sachs Technology Tollkeeper Fund.”

PORTFOLIO RESULTS

televisions as well as via Microsoft Xbox 360, Sony Playstation 3 and Nintendo Wii video game consoles. While we maintain our conviction in the fundamentals of the business, we believe the stock had reached full valuation and so we sold out of the position in August 2010.

American Tower contributed to the Fund’s performance as its shares advanced after reports of strong revenue and earnings growth. Results were attributed to growth in the company’s rental and management division, as the company added 4,000 new sites to its portfolio during the Reporting Period. In our view, American Tower is well positioned in a growing industry with high barriers to entry. Specifically, as the wireless communications industry continues to evolve from primarily voice to more data usage, the demands on the networks increase. We believe this will lead to a greater need for more antennae to be placed on the towers, thereby increasing leasing revenues. Furthermore, we believe the contracts used in the towers’ business model are attractive, as they provide a predictable stream of revenue and recurring cash flow. We trimmed the Fund’s position in American Tower on strength.

NetApp, a company that develops data storage hardware and software for enterprise clients, was a new purchase for the Fund during the Reporting Period and one that made a positive contribution to the Fund’s results. We believe NetApp has a strong competitive position in an industry that is benefiting from several growth trends, such as virtualization and cloud computing, which we believe will increase the demand for the company’s storage products. (Virtualization is the creation of a virtual, rather than actual, version of something, such as an operating system, a server, a storage device or network resources. Within the information technology sector, it is, simply put, an umbrella term for enhancing a computer’s ability to do work. Cloud computing is Internet-based computing, whereby shared resources, software, and information are provided to computers and other devices on demand, like the electricity grid.) NetApp specializes in external networked storage, which has and, in our view, will continue to take share away from direct attached products. Within this industry, we believe the company’s storage devices are easier to buy, install and manage than competing products. As a result, we believe that NetApp is poised to gain market share as companies begin to increase corporate information technology spending.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in FormFactor, a semiconductor equipment manufacturer; Iron Mountain, a records and information management services provider; and Palm, a mobile computing products provider.

FormFactor designs and manufactures wafer probe cards used for testing semiconductor chips. While the company’s revenue generation was relatively consistent with market expectations, shares of the company traded down on concerns that higher than expected supply chain costs would push profit margins to fall below consensus expectations. Due to these challenges, the company reorganized its management team. In addition, in our view, the company has a balance sheet strong enough and an amount of cash significant enough to engineer a turnaround and reduce its long-term cost structure. We trimmed the Fund’s position in FormFactor during the Reporting Period.

A position in Iron Mountain detracted from the Fund’s performance. While the company’s results were solid and in line with expectations, its shares declined as the company modestly lowered its outlook for 2010 due to unexpected effects of an earthquake in Chile. Iron Mountain experienced some damage in its facilities in Chile and updated its guidance to include items such as insurance deductibles and remediation costs. Still, at the end of the Reporting Period, we continued to have conviction in Iron Mountain based on its leading global brand, dominant market share position, and scale advantages that help meet business customers’ needs for a trusted, reliable, low-cost provider of physical and digital records management services. As we felt the company was attractively valued, with the market not pricing in its long-term growth potential, we added to the Fund’s position in Iron Mountain on weakness.

Smartphone manufacturer Palm was a major detractor from the Fund’s results during the Reporting Period. Palm’s shares declined when the company reported revenues that were lower than expected and sales of the company’s Pre and Pixi devices that were disappointing. We sold the Fund’s position in Palm after it announced it would be acquired by Hewlett-Packard at a premium to its trading price.

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of NetApp, mentioned earlier, the Fund established a new position in Sonic Solutions during the Reporting Period. Sonic Solutions is a third party provider of streaming movie content. We believe the company has an advantage over competing services because its software focuses on digital rights rather than on downloads, thus allowing content to be streamed to a wider range of devices and multiple locations. In addition, the company’s software allows consumers to purchase or rent rights to movies but also offers a “hybrid mode” where a consumer may own content for a period of time or for a number of views. We believe this flexibility will be more attractive to consumers than single-mode services offered by competitors. Sonic Solutions’ shares declined in July, as the company made a bid for DIVX, a company that develops higher efficient codecs, i.e. algorithms for compressing videos into smaller files for transmission over the Internet. Previously, when streaming videos using Sonic Solutions’ products, clients would be required to select and maintain their own codecs. We believe this acquisition will allow Sonic Solutions to provide a wholly integrated streaming video solution to its customers and to increase adoption rates of the company’s technologies.

We sold the Fund’s position in Research in Motion, a wireless mobile communications solutions designer. Research in Motion reported second quarter 2009 results that demonstrated a change in business fundamentals in our view. We were disappointed by the Blackberry-makers’ net subscriber additions, profit margin and fiscal third quarter 2009 outlook. In our view, Research in Motion’s profit margins will remain under pressure due to increasing competition, primarily from Apple, in the smartphone market. While the smartphone market is a significant growth opportunity, we believe companies such as Apple and QUALCOMM will be bigger beneficiaries of this strong secular growth market in the near term. Consequently, we exited the Fund’s position in Research in Motion and increased its exposure to Apple and QUALCOMM.

We eliminated the Fund’s position in video game software developer Electronic Arts. Our investment thesis, based on a game-by-game analysis, was that consensus opinion of the company was overly negative. However, as the Reporting Period progressed, incremental data points supported the negative view and eventually led us to sell out of the company’s stock after Nintendo lowered its Wii sales estimates for the full year 2009. At the end of the Reporting Period, we continued to have confidence in the company’s management and intend to monitor Electronic Arts as we maintain our thesis of long-term secular growth in the video game industry.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary and financials decreased and its allocations to information technology and materials increased relative to the NASDAQ Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2010?

A	At the end of August 2010, the Fund’s most significant overweighting relative to the NASDAQ Index continued to be in the information technology sector. The Fund also had overweighted positions relative to the NASDAQ Index in telecommunication services and more modestly so in the industrials and materials sectors. On the same date, the Fund had an underweighted position compared to the NASDAQ Index in consumer discretionary. The Fund had no exposure to the consumer staples, energy, financials, health care and utilities sectors on August 31, 2010.

Eileen Rominger, global chief investment officer of Goldman Sachs Asset Management, has decided to retire from the firm at the end of the year. Additionally, Jim O’Neill, Managing Director and former head of Global Economics, Commodities and Strategy Research for Goldman Sachs & Co., has joined the Investment Management Division as the Chairman of Goldman Sachs Asset Management, helping to lead all aspects of the business and serve as an important voice for GSAM in expressing his views on global investment themes.

FUND BASICS

Technology Tollkeeper Fund
as of August 31, 2010

PERFORMANCE REVIEW

	Fund Total Return	NASDAQ
September 1, 2009–August 31, 2010	(based on NAV)[1]	Composite Index[2]

Class A	14.11%	5.22%
Class B	13.21	5.22
Class C	13.22	5.22
Institutional	14.50	5.22
Service	13.88	5.22

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and small-cap stocks. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

				Since	Inception
For the period ended 6/30/10	One Year	Five Years	Ten Years	Inception	Date

Class A	11.52%	4.73%	-6.29%	-0.32%	10/1/99
Class B4	12.30	4.81	-6.34	-0.37	10/1/99
Class C	16.17	5.12	-6.47	-0.55	10/1/99
Institutional	18.60	6.33	-5.39	0.61	10/1/99
Service	18.06	5.83	-5.82	0.14	10/1/99

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
[4]	Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.50%	1.67%
Class B	2.25	2.42
Class C	2.25	2.42
Institutional	1.10	1.27
Service	1.60	1.77

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 8/31/106

Holding	% of Net Assets	Line of Business

Apple, Inc.	6.9%	Computers & Peripherals
American Tower Corp.	5.6	Wireless Telecommunication Services
NetApp, Inc.	4.4	Computers & Peripherals
QUALCOMM, Inc.	4.0	Communications Equipment
Microsoft Corp.	4.0	Software
Google, Inc.	3.9	Internet Software & Services
Iron Mountain, Inc.	3.9	Commercial Services & Supplies
GameStop Corp.	3.3	Specialty Retail
Cisco Systems, Inc.	3.3	Communications Equipment
Coinstar, Inc.	3.1	Diversified Consumer Services

6The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS7

As of August 31, 2010

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUNDSM

Performance Summary
August 31, 2010

The following graph shows the value as of August 31, 2010, of a $10,000 investment made on September 1, 2000 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the NASDAQ Composite Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Technology Tollkeeper Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2000 through August 31, 2010.

Average Annual Total Return through August 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced October 1, 1999)
Excluding sales charges	14.11%	5.68%	-6.08%	0.52%
Including sales charges	7.86%	4.50%	-6.61%	0.01%

Class B (Commenced October 1, 1999)
Excluding contingent deferred sales charges	13.21%	4.86%	-6.65%	-0.05%
Including contingent deferred sales charges	8.21%	4.53%	-6.65%	-0.05%

Class C (Commenced October 1, 1999)
Excluding contingent deferred sales charges	13.22%	4.87%	-6.80%	-0.24%
Including contingent deferred sales charges	12.22%	4.87%	-6.80%	-0.24%

Institutional (Commenced October 1, 1999)	14.50%	6.09%	-5.71%	0.93%

Service (Commenced October 1, 1999)	13.88%	5.55%	-6.15%	0.44%

GOLDMAN SACHS ALL CAP GROWTH FUND

Schedule of Investments
August 31, 2010

Shares	Description	Value

Common Stocks – 99.5%

Aerospace & Defense – 2.0%
1,338	Aerovironment, Inc.*	$30,265
2,142	Alliant Techsystems, Inc.*	141,158
3,173	DigitalGlobe, Inc.*	97,316
2,579	Raytheon Co.	113,270

		382,009

Beverages – 4.0%
5,508	Hansen Natural Corp.*	248,081
7,807	PepsiCo., Inc.	501,053

		749,134

Biotechnology* – 3.5%
2,142	Amgen, Inc.	109,328
7,023	Amylin Pharmaceuticals, Inc.	144,252
3,352	Biogen Idec, Inc.	180,338
7,247	Gilead Sciences, Inc.	230,889

		664,807

Capital Markets – 4.3%
3,329	Evercore Partners, Inc.	81,527
7,052	Lazard Ltd.	220,446
4,881	Morgan Stanley & Co.	120,512
5,906	Northern Trust Corp.	272,503
9,024	The Charles Schwab Corp.	115,146

		810,134

Chemicals – 2.5%
2,026	Ecolab, Inc.	96,032
1,975	Monsanto Co.	103,984
1,903	Praxair, Inc.	163,715
5,487	STR Holdings, Inc.*	113,416

		477,147

Commercial Services & Supplies – 2.1%
3,917	Healthcare Services Group, Inc.	81,356
15,820	Iron Mountain, Inc.	320,830

		402,186

Communications Equipment – 5.3%
5,800	Calix, Inc.*	70,528
21,773	Cisco Systems, Inc.*	436,549
12,565	QUALCOMM, Inc.	481,365

		988,442

Computers & Peripherals – 5.5%
3,240	Apple, Inc.*	788,519
2,487	Hewlett-Packard Co.	95,700
3,576	NetApp, Inc.*	144,613

		1,028,832

Consumer Finance* – 1.5%
25,636	SLM Corp.	283,278

Diversified Consumer Services* – 0.4%
1,754	Coinstar, Inc.	76,299

Diversified Financial Services – 2.2%
745	CME Group, Inc.	184,820
1,053	IntercontinentalExchange, Inc.*	100,625
3,365	JPMorgan Chase & Co.	122,351

		407,796

Diversified Telecommunication Services* – 0.6%
6,439	TW telecom, inc.	112,908

Electrical Equipment – 0.9%
1,077	Rockwell Automation, Inc.	55,078
1,847	Roper Industries, Inc.	107,273

		162,351

Electronic Equipment, Instruments & Components – 1.2%
3,093	Amphenol Corp.	125,947
3,591	FLIR Systems, Inc.*	90,206

		216,153

Energy Equipment & Services – 5.3%
4,384	Cameron International Corp.*	161,243
1,098	Core Laboratories NV	86,665
1,803	Dril-Quip, Inc.*	95,325
10,650	Halliburton Co.	300,436
6,669	Schlumberger Ltd.	355,658

		999,327

Food & Staples Retailing – 1.6%
5,442	Costco Wholesale Corp.	307,745

Food Products – 0.4%
2,317	Kraft Foods, Inc.	69,394

Health Care Equipment & Supplies – 4.9%
9,607	Baxter International, Inc.	408,874
1,447	C.R. Bard, Inc.	111,173
5,501	CareFusion Corp.*	118,712
7,927	St. Jude Medical, Inc.*	274,036

		912,795

Health Care Providers & Services* – 1.1%
7,013	Emdeon, Inc.	71,883
2,635	Henry Schein, Inc.	139,128

		211,011

Hotels, Restaurants & Leisure – 2.3%
1,801	Choice Hotels International, Inc.	59,217
3,837	McDonald’s Corp.	280,331
2,338	Yum! Brands, Inc.	97,495

		437,043

Household Durables – 1.1%
1,998	Fortune Brands, Inc.	89,490
7,975	Newell Rubbermaid, Inc.	119,785

		209,275

Household Products – 2.3%
3,095	Energizer Holdings, Inc.*	195,139
4,028	The Procter & Gamble Co.	240,351

		435,490

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALL CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Internet Software & Services* – 3.2%
2,475	Equinix, Inc.	$225,745
851	Google, Inc.	382,967

		608,712

IT Services – 5.0%
2,042	Cognizant Technology Solutions Corp.*	117,629
7,087	Echo Global Logistics, Inc.*	89,013
7,984	Genpact Ltd.*	111,696
5,033	Global Payments, Inc.	189,392
1,135	MasterCard, Inc.	225,139
1,060	Visa, Inc.	73,119
8,930	Western Union Co.	140,022

		946,010

Life Sciences Tools & Services* – 1.0%
247	Charles River Laboratories International, Inc.	6,978
4,409	Thermo Fisher Scientific, Inc.	185,707

		192,685

Machinery – 1.7%
2,344	Danaher Corp.	85,157
4,480	Energy Recovery, Inc.*	14,224
2,444	IDEX Corp.	72,807
5,990	Kennametal, Inc.	150,948

		323,136

Media – 1.2%
4,450	Lamar Advertising Co.*	116,634
3,157	Viacom, Inc. Class B	99,193

		215,827

Multiline Retail – 1.0%
3,818	Target Corp.	195,329

Oil, Gas & Consumable Fuels – 3.8%
1,769	Occidental Petroleum Corp.	129,279
9,118	Petrohawk Energy Corp.*	137,864
9,159	Southwestern Energy Co.*	299,683
1,660	Whiting Petroleum Corp.*	140,834

		707,660

Paper & Forest Products – 1.1%
3,755	Schweitzer-Mauduit International, Inc.	202,169

Personal Products – 0.9%
5,920	Avon Products, Inc.	172,272

Pharmaceuticals – 2.4%
6,630	Johnson & Johnson	378,043
1,607	Teva Pharmaceutical Industries Ltd. ADR	81,282

		459,325

Professional Services* – 0.8%
5,074	Verisk Analytics, Inc.	141,159

Real Estate Management & Development* – 1.3%
14,382	CB Richard Ellis Group, Inc.	236,152

Semiconductors & Semiconductor Equipment – 2.3%
3,451	Altera Corp.	85,136
5,175	Broadcom Corp.	155,095
1,853	FormFactor, Inc.*	13,008
3,580	Linear Technology Corp.	102,567
3,434	Xilinx, Inc.	82,931

		438,737

Software – 6.4%
2,667	Citrix Systems, Inc.*	154,526
18,248	Microsoft Corp.	428,463
17,124	Oracle Corp.	374,673
4,797	RealD, Inc.*	80,158
1,549	Salesforce.com, Inc.*	170,204

		1,208,024

Specialty Retail – 6.6%
2,178	Advance Auto Parts, Inc.	118,636
4,997	Bed Bath & Beyond, Inc.*	179,742
3,794	Dick’s Sporting Goods, Inc.*	92,839
11,289	GameStop Corp.*	202,412
13,289	Lowe’s Cos., Inc.	269,767
7,241	OfficeMax, Inc.*	70,527
4,573	PetSmart, Inc.	145,833
8,816	Staples, Inc.	156,660

		1,236,416

Textiles, Apparel & Luxury Goods – 2.9%
2,849	NIKE, Inc. Class B	199,430
2,764	Phillips-Van Heusen Corp.	126,260
2,764	Polo Ralph Lauren Corp.	209,345

		535,035

Thrifts & Mortgage Finance – 0.7%
9,769	People’s United Financial, Inc.	124,262

Wireless Telecommunication Services* – 2.2%
6,019	American Tower Corp.	282,050
3,056	Crown Castle International Corp.	125,663

		407,713

TOTAL COMMON STOCKS
(Cost $17,882,058)		$18,694,179

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALL CAP GROWTH FUND

Schedule of Investments (continued)
August 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 0.5%

Repurchase Agreement – 0.5%
Joint Repurchase Agreement Account II
$100,000	0.246%	09/01/10	$100,000
Maturity Value: $100,001
(Cost $100,000)

TOTAL INVESTMENTS – 100.0%
(Cost $17,982,058)			$18,794,179

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%			5,798

NET ASSETS – 100.0%			$18,799,977

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on August 31, 2010. Additional information appears on pages 68-69.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments
August 31, 2010

Shares	Description	Value

Common Stocks – 98.7%

Aerospace & Defense – 0.7%
201,843	Raytheon Co.	$8,864,945

Beverages – 5.2%
757,331	PepsiCo., Inc.	48,605,504
239,100	The Coca-Cola Co.	13,370,472

		61,975,976

Biotechnology* – 2.8%
115,600	Amgen, Inc.	5,900,224
236,318	Biogen Idec, Inc.	12,713,909
450,776	Gilead Sciences, Inc.	14,361,723

		32,975,856

Capital Markets – 3.6%
417,600	Morgan Stanley & Co.	10,310,544
402,300	Northern Trust Corp.	18,562,122
1,053,086	The Charles Schwab Corp.	13,437,377

		42,310,043

Chemicals – 3.7%
298,869	Ecolab, Inc.	14,166,391
189,600	Monsanto Co.	9,982,440
226,900	Praxair, Inc.	19,520,207

		43,669,038

Commercial Services & Supplies – 1.7%
987,739	Iron Mountain, Inc.	20,031,347

Communications Equipment – 5.9%
1,685,013	Cisco Systems, Inc.*	33,784,511
943,011	QUALCOMM, Inc.	36,126,751

		69,911,262

Computers & Peripherals* – 5.2%
221,991	Apple, Inc.	54,025,950
198,559	NetApp, Inc.	8,029,726

		62,055,676

Consumer Finance* – 1.2%
1,306,921	SLM Corp.	14,441,477

Diversified Financial Services – 3.0%
95,555	CME Group, Inc.	23,705,284
337,100	JPMorgan Chase & Co.	12,256,956

		35,962,240

Electronic Equipment, Instruments & Components – 1.4%
404,221	Amphenol Corp.	16,459,879

Energy Equipment & Services – 5.4%
939,198	Halliburton Co.	26,494,776
696,788	Schlumberger Ltd.	37,159,704

		63,654,480

Food & Staples Retailing – 2.2%
464,064	Costco Wholesale Corp.	26,242,819

Food Products – 0.9%
377,247	Kraft Foods, Inc.	11,298,548

Health Care Equipment & Supplies – 4.7%
816,191	Baxter International, Inc.	34,737,089
589,424	St. Jude Medical, Inc.*	20,376,388

		55,113,477

Hotels, Restaurants & Leisure – 2.2%
278,975	McDonald’s Corp.	20,381,913
145,800	Yum! Brands, Inc.	6,079,860

		26,461,773

Household Products – 2.0%
390,506	The Procter & Gamble Co.	23,301,493

Internet Software & Services* – 4.2%
263,694	Equinix, Inc.	24,051,530
57,676	Google, Inc.	25,955,353

		50,006,883

IT Services – 4.7%
189,580	Cognizant Technology Solutions Corp.*	10,920,756
286,792	Global Payments, Inc.	10,791,983
71,200	MasterCard, Inc.	14,123,232
117,370	Visa, Inc.	8,096,183
754,409	Western Union Co.	11,829,133

		55,761,287

Life Sciences Tools & Services* – 1.8%
15,828	Charles River Laboratories International, Inc.	447,141
497,423	Thermo Fisher Scientific, Inc.	20,951,457

		21,398,598

Machinery – 0.5%
172,000	Danaher Corp.	6,248,760

Media – 1.3%
478,265	Viacom, Inc. Class B	15,027,086

Multiline Retail – 1.8%
414,677	Target Corp.	21,214,875

Oil, Gas & Consumable Fuels – 2.9%
196,689	Occidental Petroleum Corp.	14,374,032
626,100	Southwestern Energy Co.*	20,485,992

		34,860,024

Personal Products – 1.5%
622,745	Avon Products, Inc.	18,121,879

Pharmaceuticals – 4.5%
604,299	Johnson & Johnson	34,457,129
279,300	Merck & Co., Inc.	9,820,188
168,687	Teva Pharmaceutical Industries Ltd. ADR	8,532,188

		52,809,505

Real Estate Management & Development* – 2.1%
1,513,209	CB Richard Ellis Group, Inc.	24,846,892

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments (continued)
August 31, 2010

Shares	Description	Value

Common Stocks – (continued)

Semiconductors & Semiconductor Equipment – 2.2%
341,307	Broadcom Corp.	$10,228,971
650,580	Xilinx, Inc.	15,711,507

		25,940,478

Software – 5.8%
1,645,193	Microsoft Corp.	38,629,131
1,362,585	Oracle Corp.	29,813,360

		68,442,491

Specialty Retail – 4.7%
318,600	Bed Bath & Beyond, Inc.*	11,460,042
1,301,818	Lowe’s Cos., Inc.	26,426,906
976,225	Staples, Inc.	17,347,518

		55,234,466

Textiles, Apparel & Luxury Goods – 2.4%
320,377	NIKE, Inc. Class B	22,426,390
77,400	Polo Ralph Lauren Corp.	5,862,276

		28,288,666

Thrifts & Mortgage Finance – 1.0%
924,460	People’s United Financial, Inc.	11,759,131

Wireless Telecommunication Services* – 5.5%
999,800	American Tower Corp.	46,850,628
434,065	Crown Castle International Corp.	17,848,753

		64,699,381

TOTAL COMMON STOCKS
(Cost $1,001,363,056)		$1,169,390,731

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 2.2%

Repurchase Agreement – 2.2%
Joint Repurchase Agreement Account II
$25,800,000	0.246%	09/01/10	$25,800,000
Maturity Value: $25,800,176
(Cost $25,800,000)

TOTAL INVESTMENTS – 100.9%
(Cost $1,027,163,056)			$1,195,190,731

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%			(11,106,343)

NET ASSETS – 100.0%			$1,184,084,388

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on August 31, 2010. Additional information appears on pages 68-69.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments
August 31, 2010

Shares	Description	Value

Common Stocks – 97.6%

Beverages – 4.3%
158,050	PepsiCo., Inc.	$10,143,649

Biotechnology* – 3.2%
70,120	Biogen Idec, Inc.	3,772,456
116,650	Gilead Sciences, Inc.	3,716,469

		7,488,925

Capital Markets – 3.5%
106,290	Northern Trust Corp.	4,904,221
260,390	The Charles Schwab Corp.	3,322,576

		8,226,797

Chemicals – 1.7%
47,210	Praxair, Inc.	4,061,476

Communications Equipment – 7.2%
402,280	Cisco Systems, Inc.*	8,065,714
231,100	QUALCOMM, Inc.	8,853,441

		16,919,155

Computers & Peripherals* – 4.8%
45,860	Apple, Inc.	11,160,948

Diversified Financial Services – 3.2%
30,570	CME Group, Inc.	7,583,806

Energy Equipment & Services – 7.2%
255,150	Halliburton Co.	7,197,782
182,230	Schlumberger Ltd.	9,718,326

		16,916,108

Food & Staples Retailing – 3.5%
146,790	Costco Wholesale Corp.	8,300,975

Health Care Equipment & Supplies – 6.6%
209,610	Baxter International, Inc.	8,921,001
192,540	St. Jude Medical, Inc.*	6,656,108

		15,577,109

Household Products – 2.6%
103,770	The Procter & Gamble Co.	6,191,956

Internet Software & Services* – 3.2%
83,110	Equinix, Inc.	7,580,463

IT Services – 3.0%
35,130	MasterCard, Inc.	6,968,387

Life Sciences Tools & Services* – 2.5%
136,310	Thermo Fisher Scientific, Inc.	5,741,377

Oil, Gas & Consumable Fuels – 4.4%
63,500	Occidental Petroleum Corp.	4,640,580
176,570	Southwestern Energy Co.*	5,777,370

		10,417,950

Personal Products – 2.1%
166,650	Avon Products, Inc.	4,849,515

Pharmaceuticals – 4.7%
139,120	Johnson & Johnson	7,932,622
62,660	Teva Pharmaceutical Industries Ltd. ADR	3,169,343

		11,101,965

Real Estate Management & Development* – 3.1%
445,670	CB Richard Ellis Group, Inc.	7,317,901

Semiconductors & Semiconductor Equipment – 2.9%
128,960	Altera Corp.	3,181,443
117,480	Broadcom Corp.	3,520,876

		6,702,319

Software – 6.7%
374,150	Microsoft Corp.	8,785,042
321,520	Oracle Corp.	7,034,858

		15,819,900

Specialty Retail – 6.1%
378,830	Lowe’s Cos., Inc.	7,690,249
370,030	Staples, Inc.	6,575,433

		14,265,682

Textiles, Apparel & Luxury Goods – 2.6%
85,870	NIKE, Inc. Class B	6,010,900

Wireless Telecommunication Services* – 8.5%
280,800	American Tower Corp.	13,158,288
164,280	Crown Castle International Corp.	6,755,194

		19,913,482

TOTAL COMMON STOCKS
(Cost $214,607,409)		$229,260,745

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 2.4%

Repurchase Agreement – 2.4%
Joint Repurchase Agreement Account II
$5,700,000	0.246%	09/01/10	$5,700,000
Maturity Value: $5,700,039
(Cost $5,700,000)

TOTAL INVESTMENTS – 100.0%
(Cost $220,307,409)			$234,960,745

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%			(61,559)

NET ASSETS – 100.0%			$234,899,186

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments (continued)
August 31, 2010

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on August 31, 2010. Additional information appears on pages 68-69.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments
August 31, 2010

Shares	Description	Value

Common Stocks – 96.6%

Aerospace & Defense – 2.5%
739,995	Alliant Techsystems, Inc.*	$48,765,670
734,413	Raytheon Co.	32,255,419

		81,021,089

Air Freight & Logistics – 0.7%
342,404	C.H. Robinson Worldwide, Inc.	22,252,836

Beverages* – 2.1%
1,486,898	Hansen Natural Corp.	66,969,886

Biotechnology* – 3.2%
2,577,853	Amylin Pharmaceuticals, Inc.	52,949,101
945,147	Biogen Idec, Inc.	50,848,908

		103,798,009

Capital Markets – 4.8%
1,581,398	Lazard Ltd.	49,434,502
1,405,623	Northern Trust Corp.	64,855,445
2,848,958	TD Ameritrade Holding Corp.*	41,623,276

		155,913,223

Chemicals – 2.5%
1,697,675	Ecolab, Inc.	80,469,795

Commercial Services & Supplies – 2.2%
3,568,850	Iron Mountain, Inc.	72,376,278

Computers & Peripherals* – 1.6%
1,318,643	NetApp, Inc.	53,325,923

Construction & Engineering* – 0.9%
1,582,554	Quanta Services, Inc.	28,391,019

Consumer Finance* – 1.6%
4,596,069	SLM Corp.	50,786,562

Diversified Consumer Services* – 0.7%
565,360	Coinstar, Inc.	24,593,160

Diversified Financial Services* – 1.7%
575,955	IntercontinentalExchange, Inc.	55,038,260

Diversified Telecommunication Services* – 1.7%
3,207,277	TW telecom, inc.	56,239,602

Electrical Equipment – 2.0%
576,124	Rockwell Automation, Inc.	29,462,981
620,897	Roper Industries, Inc.	36,061,698

		65,524,679

Electronic Equipment, Instruments & Components – 3.2%
1,535,568	Amphenol Corp.	62,528,329
1,603,323	FLIR Systems, Inc.*	40,275,474

		102,803,803

Energy Equipment & Services – 5.3%
2,146,273	Cameron International Corp.*	78,939,921
586,689	Core Laboratories NV	46,307,363
918,064	Dril-Quip, Inc.*	48,538,043

		173,785,327

Health Care Equipment & Supplies – 4.4%
746,598	C.R. Bard, Inc.	57,361,124
1,010,314	CareFusion Corp.*	21,802,576
1,813,363	St. Jude Medical, Inc.*	62,687,959

		141,851,659

Health Care Providers & Services* – 2.2%
2,017,102	Emdeon, Inc.	20,675,296
952,033	Henry Schein, Inc.	50,267,342

		70,942,638

Household Durables – 2.2%
210,784	Fortune Brands, Inc.	9,441,015
4,086,722	Newell Rubbermaid, Inc.	61,382,565

		70,823,580

Household Products* – 1.9%
994,156	Energizer Holdings, Inc.	62,681,536

Internet Software & Services* – 2.2%
803,175	Equinix, Inc.	73,257,592

IT Services – 5.3%
730,926	Cognizant Technology Solutions Corp.*	42,104,992
1,492,866	Genpact Ltd.*	20,885,195
1,781,051	Global Payments, Inc.	67,020,949
2,675,980	Western Union Co.	41,959,367

		171,970,503

Life Sciences Tools & Services* – 0.1%
80,531	Charles River Laboratories International, Inc.	2,275,001

Machinery – 1.6%
2,045,136	Kennametal, Inc.	51,537,427

Media* – 1.3%
1,593,116	Lamar Advertising Co.	41,755,570

Oil, Gas & Consumable Fuels* – 4.6%
2,020,796	Petrohawk Energy Corp.	30,554,436
2,033,052	Southwestern Energy Co.	66,521,461
608,915	Whiting Petroleum Corp.	51,660,349

		148,736,246

Paper & Forest Products – 1.4%
826,985	Schweitzer-Mauduit International, Inc.	44,524,872

Personal Products – 2.1%
2,342,136	Avon Products, Inc.	68,156,158

Professional Services* – 1.2%
1,442,196	Verisk Analytics, Inc.	40,121,893

Real Estate Management & Development* – 2.3%
4,591,843	CB Richard Ellis Group, Inc.	75,398,062

Semiconductors & Semiconductor Equipment – 5.2%
1,982,986	Altera Corp.	48,920,265
1,236,105	Broadcom Corp.	37,046,067
537,979	FormFactor, Inc.*	3,776,613

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments (continued)
August 31, 2010

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)

1,131,690	Linear Technology Corp.	$32,422,918
1,973,537	Xilinx, Inc.	47,660,918

		169,826,781

Software* – 3.3%
915,545	Citrix Systems, Inc.	53,046,677
502,958	Salesforce.com, Inc.	55,265,025

		108,311,702

Specialty Retail – 9.4%
737,393	Advance Auto Parts, Inc.	40,165,797
1,828,405	Bed Bath & Beyond, Inc.*	65,767,728
1,202,627	Dick’s Sporting Goods, Inc.*	29,428,283
3,297,729	GameStop Corp.*	59,128,281
1,717,046	PetSmart, Inc.	54,756,597
3,151,576	Staples, Inc.	56,003,505

		305,250,191

Textiles, Apparel & Luxury Goods – 3.6%
803,512	Phillips-Van Heusen Corp.	36,704,428
1,083,233	Polo Ralph Lauren Corp.	82,044,068

		118,748,496

Thrifts & Mortgage Finance – 1.7%
4,236,026	People’s United Financial, Inc.	53,882,251

Wireless Telecommunication Services* – 3.9%
1,650,565	American Tower Corp.	77,345,476
1,170,787	Crown Castle International Corp.	48,142,761

		125,488,237

TOTAL COMMON STOCKS
(Cost $2,939,507,559)		$3,138,829,846

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 4.3%

Repurchase Agreement – 4.3%
Joint Repurchase Agreement Account II
$139,300,000	0.246%	09/01/10	$139,300,000
Maturity Value: $139,300,952
(Cost $139,300,000)

TOTAL INVESTMENTS – 100.9%
(Cost $3,078,807,559)			$3,278,129,846

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%			(30,235,160)

NET ASSETS – 100.0%			$3,247,894,686

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on August 31, 2010. Additional information appears on pages 68-69.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments
August 31, 2010

Shares	Description	Value

Common Stocks – 95.1%

Aerospace & Defense* – 3.6%
226,177	Aerovironment, Inc.	$5,116,124
129,307	Alliant Techsystems, Inc.	8,521,331
223,982	DigitalGlobe, Inc.	6,869,528

		20,506,983

Auto Components* – 0.5%
280,658	Amerigon, Inc.	2,902,004

Beverages* – 2.0%
259,899	Hansen Natural Corp.	11,705,851

Biotechnology* – 4.2%
72,836	Alexion Pharmaceuticals, Inc.	4,113,049
443,156	Amylin Pharmaceuticals, Inc.	9,102,424
177,667	BioMarin Pharmaceutical, Inc.	3,604,863
36,600	Cephalon, Inc.	2,071,926
367,745	Halozyme Therapeutics, Inc.	2,809,572
204,600	Incyte Corp.	2,561,592

		24,263,426

Capital Markets – 4.7%
164,984	Eaton Vance Corp.	4,287,934
364,288	Evercore Partners, Inc.	8,921,413
170,758	Lazard Ltd.	5,337,895
89,185	Oppenheimer Holdings, Inc.	2,078,011
1,032,106	TradeStation Group, Inc.*	6,058,462

		26,683,715

Chemicals* – 1.5%
407,305	STR Holdings, Inc.	8,418,994

Commercial Banks – 1.4%
158,255	Eagle Bancorp, Inc.*	1,723,397
190,100	East West Bancorp, Inc.	2,779,262
501,900	Popular, Inc.*	1,284,864
235,000	Wilmington Trust Corp.	2,068,000

		7,855,523

Commercial Services & Supplies – 5.8%
465,182	Healthcare Services Group, Inc.	9,661,830
615,642	Iron Mountain, Inc.	12,485,220
375,551	Ritchie Bros. Auctioneers, Inc.	6,846,295
65,000	Stericycle, Inc.*	4,257,500

		33,250,845

Communications Equipment* – 0.8%
370,537	Calix, Inc.	4,505,730

Construction & Engineering* – 0.8%
271,704	Quanta Services, Inc.	4,874,370

Consumer Finance* – 1.6%
819,809	SLM Corp.	9,058,889

Diversified Consumer Services* – 1.6%
210,210	Coinstar, Inc.	9,144,135

Diversified Financial Services* – 0.8%
152,100	CBOE Holdings, Inc.	3,180,411
47,000	MSCI, Inc.	1,405,300

		4,585,711

Diversified Telecommunication Services* – 1.9%
606,243	TW telecom, inc.	10,630,471

Electrical Equipment – 1.8%
52,495	Rockwell Automation, Inc.	2,684,594
136,338	Roper Industries, Inc.	7,918,511

		10,603,105

Electronic Equipment, Instruments & Components – 5.2%
185,959	Amphenol Corp.	7,572,250
327,624	Cogent, Inc.*	3,603,864
106,464	Dolby Laboratories, Inc.*	5,900,235
74,656	DTS, Inc.*	2,616,693
272,384	FLIR Systems, Inc.*	6,842,286
141,715	IPG Photonics Corp.*	3,069,547

		29,604,875

Energy Equipment & Services – 2.9%
102,306	Core Laboratories NV	8,075,013
161,100	Dril-Quip, Inc.*	8,517,357

		16,592,370

Food Products* – 0.3%
501,844	Smart Balance, Inc.	1,826,712

Health Care Equipment & Supplies* – 1.2%
168,700	CareFusion Corp.	3,640,546
293,801	Natus Medical, Inc.	3,546,178

		7,186,724

Health Care Providers & Services* – 2.8%
590,342	Emdeon, Inc.	6,051,006
190,779	Henry Schein, Inc.	10,073,131

		16,124,137

Health Care Technology* – 1.0%
277,202	MedAssets, Inc.	5,494,144

Hotels, Restaurants & Leisure – 1.8%
175,597	Choice Hotels International, Inc.	5,773,629
334,514	Texas Roadhouse, Inc.*	4,435,656

		10,209,285

Household Durables – 0.6%
240,600	Newell Rubbermaid, Inc.	3,613,812

Household Products* – 1.6%
145,890	Energizer Holdings, Inc.	9,198,364

Internet & Catalog Retail* – 0.3%
35,830	Blue Nile, Inc.	1,471,180

Internet Software & Services* – 2.7%
119,400	Equinix, Inc.	10,890,474
206,701	GSI Commerce, Inc.	4,706,582

		15,597,056

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments (continued)
August 31, 2010

Shares	Description	Value

Common Stocks – (continued)

IT Services – 4.3%
433,417	Echo Global Logistics, Inc.*	$5,443,717
570,308	Genpact Ltd.*	7,978,609
305,506	Global Payments, Inc.	11,496,191

		24,918,517

Life Sciences Tools & Services* – 1.4%
622,150	Bruker Corp.	7,397,364
14,468	Charles River Laboratories International, Inc.	408,721

		7,806,085

Machinery – 2.5%
244,255	Energy Recovery, Inc.*	775,509
153,153	IDEX Corp.	4,562,428
359,300	Kennametal, Inc.	9,054,360

		14,392,297

Media* – 1.3%
279,998	Lamar Advertising Co.	7,338,748

Oil, Gas & Consumable Fuels* – 5.2%
568,915	Petrohawk Energy Corp.	8,601,995
901,427	Rex Energy Corp.	10,195,139
131,309	Whiting Petroleum Corp.	11,140,256

		29,937,390

Paper & Forest Products – 1.4%
145,895	Schweitzer-Mauduit International, Inc.	7,854,987

Pharmaceuticals* – 0.5%
313,122	Eurand NV	2,761,736

Professional Services* – 1.0%
201,872	Verisk Analytics, Inc.	5,616,079

Real Estate Management & Development* – 2.3%
806,000	CB Richard Ellis Group, Inc.	13,234,520

Road & Rail* – 0.3%
134,100	Roadrunner Transportation Systems, Inc.	1,572,993

Semiconductors & Semiconductor Equipment – 3.6%
103,000	Altera Corp.	2,541,010
197,746	Cavium Networks, Inc.*	4,773,588
115,990	FormFactor, Inc.*	814,250
124,400	Hittite Microwave Corp.*	5,293,220
163,113	Linear Technology Corp.	4,673,188
102,300	Xilinx, Inc.	2,470,545

		20,565,801

Software* – 3.2%
301,420	Motricity, Inc.	2,218,451
236,306	RealD, Inc.	3,948,673
72,600	Rosetta Stone, Inc.	1,238,556
812,897	Sonic Solutions	6,543,821
216,797	SuccessFactors, Inc.	4,574,417

		18,523,918

Specialty Retail – 7.8%
134,100	Advance Auto Parts, Inc.	7,304,427
260,659	Dick’s Sporting Goods, Inc.*	6,378,326
561,336	GameStop Corp.*	10,064,754
637,380	OfficeMax, Inc.*	6,208,081
246,074	PetSmart, Inc.	7,847,300
198,891	Rue21, Inc.*	4,194,611
64,300	Tiffany & Co.	2,548,209

		44,545,708

Textiles, Apparel & Luxury Goods – 2.9%
124,400	Carter’s, Inc.*	2,779,096
189,385	Phillips-Van Heusen Corp.	8,651,107
139,670	Under Armour, Inc.*	5,009,963

		16,440,166

Thrifts & Mortgage Finance – 1.3%
583,420	People’s United Financial, Inc.	7,421,102

Wireless Telecommunication Services* – 2.7%
432,664	SBA Communications Corp.	15,489,371

TOTAL COMMON STOCKS
(Cost $526,647,369)		$544,327,829

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 4.2%

Repurchase Agreement – 4.2%
Joint Repurchase Agreement Account II
$23,700,000	0.246%	09/01/10	$23,700,000
Maturity Value: $23,700,162
(Cost $23,700,000)

TOTAL INVESTMENTS – 99.3%
(Cost $550,347,369)			$568,027,829

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%			4,262,000

NET ASSETS – 100.0%			$572,289,829

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on August 31, 2010. Additional information appears on pages 68-69.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments
August 31, 2010

Shares	Description	Value

Common Stocks – 98.5%

Aerospace & Defense – 1.0%
106,700	Raytheon Co.	$4,686,264

Beverages – 5.2%
296,000	PepsiCo., Inc.	18,997,280
94,190	The Coca-Cola Co.	5,267,105

		24,264,385

Biotechnology* – 3.2%
67,660	Amgen, Inc.	3,453,366
117,480	Biogen Idec, Inc.	6,320,424
163,950	Gilead Sciences, Inc.	5,223,447

		14,997,237

Capital Markets – 4.0%
208,210	Morgan Stanley & Co.	5,140,705
175,570	Northern Trust Corp.	8,100,799
422,980	The Charles Schwab Corp.	5,397,225

		18,638,729

Chemicals – 4.1%
120,439	Ecolab, Inc.	5,708,809
78,690	Monsanto Co.	4,143,028
107,910	Praxair, Inc.	9,283,497

		19,135,334

Communications Equipment – 5.9%
678,890	Cisco Systems, Inc.*	13,611,745
371,810	QUALCOMM, Inc.	14,244,041

		27,855,786

Computers & Peripherals* – 5.6%
87,410	Apple, Inc.	21,272,972
120,430	NetApp, Inc.	4,870,189

		26,143,161

Diversified Financial Services – 3.2%
42,340	CME Group, Inc.	10,503,707
123,110	JPMorgan Chase & Co.	4,476,280

		14,979,987

Energy Equipment & Services – 5.9%
457,710	Halliburton Co.	12,911,999
276,580	Schlumberger Ltd.	14,750,011

		27,662,010

Food & Staples Retailing – 2.8%
234,220	Costco Wholesale Corp.	13,245,141

Food Products – 1.1%
168,120	Kraft Foods, Inc.	5,035,194

Health Care Equipment & Supplies – 4.6%
323,620	Baxter International, Inc.	13,773,267
232,380	St. Jude Medical, Inc.*	8,033,377

		21,806,644

Hotels, Restaurants & Leisure – 2.2%
110,610	McDonald’s Corp.	8,081,167
56,310	Yum! Brands, Inc.	2,348,127

		10,429,294

Household Products – 2.1%
167,860	The Procter & Gamble Co.	10,016,206

Internet Software & Services* – 3.9%
71,540	Equinix, Inc.	6,525,164
26,809	Google, Inc.	12,064,586

		18,589,750

IT Services – 4.1%
47,700	MasterCard, Inc.	9,461,772
58,280	Visa, Inc.	4,020,154
362,680	Western Union Co.	5,686,823

		19,168,749

Life Sciences Tools & Services* – 1.8%
198,100	Thermo Fisher Scientific, Inc.	8,343,972

Machinery – 1.1%
143,970	Danaher Corp.	5,230,430

Media – 1.3%
189,587	Viacom, Inc. Class B	5,956,823

Multiline Retail – 2.0%
183,870	Target Corp.	9,406,789

Oil, Gas & Consumable Fuels – 3.3%
83,460	Occidental Petroleum Corp.	6,099,257
282,820	Southwestern Energy Co.*	9,253,870

		15,353,127

Personal Products – 1.9%
313,290	Avon Products, Inc.	9,116,739

Pharmaceuticals – 5.1%
251,140	Johnson & Johnson	14,320,003
148,600	Merck & Co., Inc.	5,224,776
84,210	Teva Pharmaceutical Industries Ltd. ADR	4,259,342

		23,804,121

Semiconductors & Semiconductor Equipment – 2.6%
135,410	Broadcom Corp.	4,058,238
342,200	Xilinx, Inc.	8,264,130

		12,322,368

Software – 6.2%
733,590	Microsoft Corp.	17,224,693
540,580	Oracle Corp.	11,827,891

		29,052,584

Specialty Retail – 5.4%
164,100	Bed Bath & Beyond, Inc.*	5,902,677
557,420	Lowe’s Cos., Inc.	11,315,626
451,930	Staples, Inc.	8,030,796

		25,249,099

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments (continued)
August 31, 2010

Shares	Description	Value

Common Stocks – (continued)

Textiles, Apparel & Luxury Goods – 2.0%
136,520	NIKE, Inc. Class B	$9,556,400

Thrifts & Mortgage Finance – 0.9%
332,810	People’s United Financial, Inc.	4,233,343

Wireless Telecommunication Services* – 6.0%
343,540	American Tower Corp.	16,098,284
297,040	Crown Castle International Corp.	12,214,285

		28,312,569

TOTAL COMMON STOCKS
(Cost $476,326,766)		$462,592,235

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 2.5%

Repurchase Agreement – 2.5%
Joint Repurchase Agreement Account II
$11,500,000	0.246%	09/01/10	$11,500,000
Maturity Value: $11,500,079
(Cost $11,500,000)

TOTAL INVESTMENTS – 101.0%
(Cost $487,826,766)			$474,092,235

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.0)%			(4,493,165)

NET ASSETS – 100.0%			$469,599,070

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on August 31, 2010. Additional information appears on pages 68-69.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND

Schedule of Investments
August 31, 2010

Shares	Description	Value

Common Stocks – 98.9%

Aerospace & Defense* – 2.6%
278,710	DigitalGlobe, Inc.	$8,548,036

Chemicals* – 2.5%
397,961	STR Holdings, Inc.	8,225,854

Commercial Services & Supplies – 3.9%
630,330	Iron Mountain, Inc.	12,783,092

Communications Equipment – 8.9%
444,240	Calix, Inc.*	5,401,958
536,595	Cisco Systems, Inc.*	10,758,730
344,365	QUALCOMM, Inc.	13,192,623

		29,353,311

Computers & Peripherals* – 11.3%
93,643	Apple, Inc.	22,789,897
358,430	NetApp, Inc.	14,494,909

		37,284,806

Diversified Consumer Services* – 3.1%
237,080	Coinstar, Inc.	10,312,980

Diversified Telecommunication Services* – 2.5%
462,476	TW telecom, inc.	8,109,517

Electronic Equipment, Instruments & Components – 6.9%
217,170	Amphenol Corp.	8,843,162
150,178	Dolby Laboratories, Inc.*	8,322,865
155,933	DTS, Inc.*	5,465,452

		22,631,479

Internet Software & Services* – 6.7%
102,500	Equinix, Inc.	9,349,025
28,600	Google, Inc.	12,870,572

		22,219,597

IT Services – 8.2%
127,750	Cognizant Technology Solutions Corp.*	7,359,039
406,088	Echo Global Logistics, Inc.*	5,100,465
205,520	Global Payments, Inc.	7,733,717
35,360	MasterCard, Inc.	7,014,010

		27,207,231

Media* – 1.7%
215,225	Lamar Advertising Co.	5,641,047

Semiconductors & Semiconductor Equipment – 8.7%
241,030	Altera Corp.	5,946,210
217,600	Broadcom Corp.	6,521,472
195,312	Cavium Networks, Inc.*	4,714,832
88,460	FormFactor, Inc.*	620,989
216,770	Linear Technology Corp.	6,210,460
202,030	Xilinx, Inc.	4,879,025

		28,892,988

Software – 23.0%
661,210	Activision Blizzard, Inc.	7,068,335
160,130	Citrix Systems, Inc.*	9,277,932
279,100	CommVault Systems, Inc.*	6,851,905

556,515	Microsoft Corp.	13,066,972
445,440	Motricity, Inc.*	3,278,438
367,950	Oracle Corp.	8,050,746
271,338	RealD, Inc.*	4,534,058
88,330	Salesforce.com, Inc.*	9,705,701
1,087,212	Sonic Solutions*	8,752,057
254,280	SuccessFactors, Inc.*	5,365,308

		75,951,452

Specialty Retail* – 3.3%
611,520	GameStop Corp.	10,964,554

Wireless Telecommunication Services* – 5.6%
394,720	American Tower Corp.	18,496,579

TOTAL COMMON STOCKS
(Cost $347,149,194)		$326,622,523

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 1.5%

Repurchase Agreement – 1.5%
Joint Repurchase Agreement Account II
$5,100,000	0.246%	09/01/10	$5,100,000
Maturity Value: $5,100,035
(Cost $5,100,000)

TOTAL INVESTMENTS – 100.4%
(Cost $352,249,194)			$331,722,523

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%			(1,439,506)

NET ASSETS – 100.0%			$330,283,017

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on August 31, 2010. Additional information appears on pages 68-69.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Schedule of Investments
August 31, 2010

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2010, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

All Cap Growth	$100,000

Capital Growth	25,800,000

Concentrated Growth	5,700,000

Growth Opportunities	139,300,000

Small/Mid Cap Growth	23,700,000

Strategic Growth	11,500,000

Technology Tollkeeper	5,100,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$100,000,000	0.240%	09/01/10	$100,000,667

Banc of America Securities LLC	1,650,000,000	0.250	09/01/10	1,650,011,458

Barclays Capital, Inc.	5,827,000,000	0.240	09/01/10	5,827,038,846

Barclays Capital, Inc.	1,500,000,000	0.250	09/01/10	1,500,010,417

BNP Paribas Securities Co.	5,500,000,000	0.240	09/01/10	5,500,036,667

BNP Paribas Securities Co.	2,500,000,000	0.250	09/01/10	2,500,017,361

Citibank N.A.	250,000,000	0.260	09/01/10	250,001,805

Citigroup Global Markets, Inc.	1,250,000,000	0.260	09/01/10	1,250,009,028

Credit Suisse Securities (USA) LLC	600,000,000	0.200	09/01/10	600,003,333

Credit Suisse Securities (USA) LLC	840,000,000	0.240	09/01/10	840,005,600

Deutsche Bank Securities, Inc.	3,425,000,000	0.250	09/01/10	3,425,023,785

JPMorgan Securities	455,000,000	0.250	09/01/10	455,003,160

Merrill Lynch & Co., Inc.	850,000,000	0.250	09/01/10	850,005,903

Morgan Stanley & Co.	930,000,000	0.250	09/01/10	930,006,458

RBS Securities, Inc.	1,500,000,000	0.250	09/01/10	1,500,010,417

UBS Securities LLC	475,000,000	0.250	09/01/10	475,003,298

Wells Fargo Securities LLC	3,000,000,000	0.260	09/01/10	3,000,021,667

TOTAL				$30,652,209,870

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

At August 31, 2010, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Farm Credit Bank	5.410%	04/17/36

Federal Home Loan Bank	5.625	03/14/36

Federal Home Loan Mortgage Corp.	0.000 to 7.000	10/18/10 to 08/01/40

Federal Home Loan Mortgage Corp. Interest-Only Stripped Securities	0.000	01/15/12 to 01/15/28

Federal National Mortgage Association	0.000 to 8.500	09/13/10 to 06/01/50

Federal National Mortgage Association Interest-Only Stripped Securities	0.000	07/15/11 to 05/15/29

Federal National Mortgage Association Principal-Only Stripped Security	0.000	03/23/28

Government National Mortgage Association	3.500 to 9.500	04/15/13 to 08/20/40

U.S. Treasury Bills	0.000	09/16/10 to 07/28/11

U.S. Treasury Bonds	6.000 to 8.000	11/15/21 to 02/15/26

U.S. Treasury Interest-Only Stripped Security	0.000	11/15/24

U.S. Treasury Notes	0.625 to 11.250	05/31/11 to 05/15/20

The aggregate market value of the collateral, including accrued interest, was $31,281,402,549.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities
August 31, 2010

All Cap
Growth Fund

Assets:

Investments in securities, at value (identified cost $17,982,058, $1,027,163,056, $220,307,409, $3,078,807,559, $550,347,369, $487,826,766 and $352,249,194, respectively)	$18,794,179
Cash	11,112
Receivables:
Investment securities sold	315,020
Dividends and interest	20,796
Fund shares sold	—
Reimbursement from investment adviser	—
Other assets	107

Total assets	19,141,214

Liabilities:

Payables:
Investment securities purchased	190,347
Amounts owed to affiliates	37,758
Fund shares redeemed	8,520
Accrued expenses	104,612

Total liabilities	341,237

Net Assets:

Paid-in capital	17,382,081
Accumulated undistributed net investment income	1,193
Accumulated net realized gain (loss) from investment and foreign currency related transactions	604,582
Net unrealized gain (loss) on investments	812,121

NET ASSETS	$18,799,977

Net Assets:
Class A	$14,952,302
Class B	—
Class C	649,839
Institutional	3,145,370
Service	—
Class IR	42,965
Class R	9,501

Total Net Assets	$18,799,977

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	1,588,327
Class B	—
Class C	70,220
Institutional	330,132
Service	—
Class IR	4,527
Class R	1,014

Net asset value, offering and redemption price per share:(a)
Class A	$9.41
Class B	—
Class C	9.25
Institutional	9.53
Service	—
Class IR	9.49
Class R	9.37

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the All Cap Growth, Capital Growth, Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth and Technology Tollkeeper Funds is $9.96, $18.71, $11.54, $20.20, $12.78, $9.03 and $11.04, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Capital Growth	Concentrated	Growth	Small/Mid Cap	Strategic	Technology
Fund	Growth Fund	Opportunities Fund	Growth Fund	Growth Fund	Tollkeeper Fund

$1,195,190,731	$234,960,745	$3,278,129,846	$568,027,829	$474,092,235	$331,722,523
8,387	35,005	49,387	93,549	73,607	28,202

457,221	—	76,342,826	3,415,297	—	997,839
1,617,473	282,743	1,688,088	168,697	714,340	202,006
239,486	225,367	16,026,138	3,228,461	613,329	205,743
148,674	30,943	153,791	29,545	66,187	231,843
5,077	1,056	10,059	1,526	1,904	1,322

1,197,667,049	235,535,859	3,372,400,135	574,964,904	475,561,602	333,389,478

8,924,919	119,528	42,015,025	756,212	4,946,837	1,133,612
1,163,143	225,130	3,171,598	665,683	392,471	444,836
3,088,045	191,466	78,907,784	1,097,248	471,834	1,152,407
406,554	100,549	411,042	155,932	151,390	375,606

13,582,661	636,673	124,505,449	2,675,075	5,962,532	3,106,461

1,298,677,205	270,475,347	3,113,854,850	553,123,367	535,082,245	491,521,013
1,254,303	2,291	250,340	28,282	1,956,385	—
(283,874,761)	(50,231,788)	(65,532,791)	1,457,720	(53,705,022)	(140,711,325)
168,027,641	14,653,336	199,322,287	17,680,460	(13,734,538)	(20,526,671)

$1,184,084,388	$234,899,186	$3,247,894,686	$572,289,829	$469,599,070	$330,283,017

$707,444,095	$108,337,942	$799,256,177	$267,825,896	$192,743,588	$225,872,584
55,428,754	792,647	21,174,207	6,023,719	2,715,506	13,547,051
75,203,062	1,356,337	129,009,419	47,685,255	9,223,779	47,001,339
344,600,569	124,258,002	2,216,785,709	222,615,960	264,902,116	32,538,229
988,214	—	60,893,000	2,762,295	1,289	11,323,814
7,942	146,689	12,822,542	15,058,527	9,678	—
411,752	7,569	7,953,632	10,318,177	3,114	—

$1,184,084,388	$234,899,186	$3,247,894,686	$572,289,829	$469,599,070	$330,283,017

40,003,567	9,931,975	41,873,309	22,163,765	22,589,126	21,665,279
3,530,862	77,553	1,225,864	520,713	346,147	1,411,349
4,796,896	132,932	7,538,543	4,123,345	1,174,044	4,898,816
18,561,801	11,044,220	109,714,490	18,098,843	29,923,822	2,985,698
56,835	—	3,239,728	230,720	151	1,094,659
446	13,372	666,878	1,237,485	1,094	—
23,434	699	419,311	859,327	366	—

$17.68	$10.91	$19.09	$12.08	$8.53	$10.43
15.70	10.22	17.27	11.57	7.84	9.60
15.68	10.20	17.11	11.56	7.86	9.59
18.57	11.25	20.21	12.30	8.85	10.90
17.39	—	18.80	11.97	8.55	10.34
17.81	10.97	19.23	12.17	8.84	—
17.57	10.83	18.97	12.01	8.51	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations
For the Fiscal Year Ended August 31, 2010

All Cap
Growth Fund

Investment income:

Dividends (net of foreign withholding taxes of $427, $44,781, $11,641, $79,618, $32,257, $15,264 and $0, respectively)	$202,715
Securities lending income — affiliated issuer	946
Interest	575

Total investment income	204,236

Expenses:

Management fees	203,296
Distribution and Service fees(a)	44,797
Transfer Agent fees(a)	32,348
Printing and mailing costs	57,278
Registration fees	85,571
Custody and accounting fees	66,813
Professional fees	67,400
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Trustee fees	13,250
Other	9,296

Total expenses	580,049

Less — expense reductions	(317,128)

Net expenses	262,921

NET INVESTMENT INCOME (LOSS)	(58,685)

Realized and unrealized gain (loss) from investments, in-kind redemptions and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers (including commission recapture of $0, $103,269, $0, $295,903, $0, $28,416 and $20,511, respectively)	1,464,080
Securities lending reinvestment vehicle transactions — affiliated issuer	462
In-kind redemptions	—
Foreign currency related transactions	12
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(461,737)
Securities lending reinvestment vehicle — affiliated issuer	(389)

Net realized and unrealized gain (loss) from investments, in-kind redemptions and foreign currency related transactions	1,002,428

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$943,743

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
All Cap Growth	$38,769	$—	$5,978	$50	$29,464	$—	$1,136	$1,674	$—	$55	$19
Capital Growth	2,222,085	736,017	866,039	1,615	1,688,785	139,843	164,547	121,315	533	15	614
Concentrated Growth	284,688	10,860	15,330	40	216,363	2,063	2,912	60,153	—	109	15
Growth Opportunities	1,976,828	261,663	1,160,831	16,819	1,502,389	49,716	220,558	760,478	23,801	10,429	6,391
Small/Mid Cap Growth	560,107	63,827	360,562	30,518	425,681	12,127	68,507	68,078	905	18,395	11,597
Strategic Growth	471,558	35,695	94,805	16	358,384	6,782	18,013	113,597	—	57	7
Technology Tollkeeper	567,486	163,719	494,867	—	431,289	31,107	94,025	11,921	3,786	—	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Capital Growth	Concentrated	Growth	Small/Mid Cap	Strategic	Technology
Fund	Growth Fund	Opportunities Fund	Growth Fund	Growth Fund	Tollkeeper Fund

$16,575,923	$2,879,574	$17,437,119	$2,093,750	$6,577,317	$1,419,621
38,505	6,140	364,680	274,014	3,304	125,929
22,004	9,559	175,983	36,280	14,722	18,464

16,636,432	2,895,273	17,977,782	2,404,044	6,595,343	1,564,014

13,185,908	2,669,420	28,122,767	4,547,247	4,857,003	3,321,219
3,825,756	310,918	3,416,141	1,015,014	602,074	1,226,072
2,115,652	281,615	2,573,762	605,290	496,840	572,128
480,867	74,047	509,109	126,514	129,826	349,151
138,755	90,197	166,732	134,662	122,873	98,790
128,409	66,801	201,391	114,898	88,796	76,218
79,096	73,182	77,960	69,504	69,430	77,501
3,331	—	148,753	5,656	4	23,666
3,331	—	148,753	5,656	4	23,666
14,628	13,557	16,505	14,589	14,639	14,398
37,791	4,872	70,667	25,302	19,922	34,800

20,013,524	3,584,609	35,452,540	6,664,332	6,401,411	5,817,609

(4,533,417)	(685,746)	(2,036,148)	(194,547)	(1,834,644)	(438,359)

15,480,107	2,898,863	33,416,392	6,469,785	4,566,767	5,379,250

1,156,325	(3,590)	(15,438,610)	(4,065,741)	2,028,576	(3,815,236)

44,130,661	7,836,647	187,644,118	26,261,068	26,480,111	64,265,376
2,008,852	218,941	4,195,272	374,822	99,509	50,417
—	—	(4,753,938)	—	—	—
1,148	274	—	—	312	—

23,682,709	4,286,412	89,136,794	5,763,121	(32,885,000)	(21,505,431)
(1,954,448)	(206,262)	(3,927,460)	(341,217)	(95,507)	(16,738)

67,868,922	12,136,012	272,294,786	32,057,794	(6,400,575)	42,793,624

$69,025,247	$12,132,422	$256,856,176	$27,992,053	$(4,371,999)	$38,978,388

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

	All Cap Growth Fund
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	August 31, 2010	August 31, 2009

From operations:

Net investment income (loss)	$(58,685)	$(8,947)
Net realized gain (loss) from investments and foreign currency related transactions	1,464,554	(735,726)
Net change in unrealized gain (loss) on investments	(462,126)	1,164,736

Net increase (decrease) in net assets resulting from operations	943,743	420,063

Distributions to shareholders:

From net realized gains
Class A Shares	—	(30,970)
Class B Shares	—	—
Class C Shares	—	(1,343)
Institutional Shares	—	(17,999)
Service Shares	—	—
Class IR Shares	—	(83)
Class R Shares	—	(83)

Total distributions to shareholders	—	(50,478)

From share transactions:

Proceeds from sales of shares	9,667,382	12,216,279
Reinvestment of distributions	—	47,991
Cost of shares redeemed	(7,639,106)	(1,473,564)

Net increase (decrease) in net assets resulting from share transactions	2,028,276	10,790,706

TOTAL INCREASE (DECREASE)	2,972,019	11,160,291

Net assets:

Beginning of year	15,827,958	4,667,667

End of year	$18,799,977	$15,827,958

Accumulated undistributed net investment income	$1,193	$—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Capital Growth Fund		Concentrated Growth Fund
For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
Year Ended	Year Ended	Year Ended	Year Ended
August 31, 2010	August 31, 2009	August 31, 2010	August 31, 2009

$1,156,325	$(514,460)	$(3,590)	$(69,888)
46,140,661	(314,476,476)	8,055,862	(51,045,868)
21,728,261	(141,495,995)	4,080,150	(15,615,968)

69,025,247	(456,486,931)	12,132,422	(66,731,724)

—	(53,438,888)	—	—
—	(5,923,013)	—	—
—	(5,109,331)	—	—
—	(10,826,018)	—	—
—	(140,736)	—	—
—	(364)	—	—
—	(364)	—	—

—	(75,438,714)	—	—

285,701,850	223,475,738	57,813,471	74,755,066
—	69,456,917	—	—
(520,692,784)	(489,127,250)	(90,342,845)	(55,744,350)

(234,990,934)	(196,194,595)	(32,529,374)	19,010,716

(165,965,687)	(728,120,240)	(20,396,952)	(47,721,008)

1,350,050,075	2,078,170,315	255,296,138	303,017,146

$1,184,084,388	$1,350,050,075	$234,899,186	$255,296,138

$1,254,303	$102,733	$2,291	$2,209

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets  (continued)

	Growth Opportunities Fund
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	August 31, 2010	August 31, 2009

From operations:

Net investment income (loss)	$(15,438,610)	$(6,193,107)
Net realized gain (loss) from investments, in-kind redemptions and foreign currency related transactions	187,085,452	(239,821,373)
Net change in unrealized gain (loss) on investments	85,209,334	341,959

Net increase (decrease) in net assets resulting from operations	256,856,176	(245,672,521)

Distributions to shareholders:

From net investment income
Class A Shares	—	—
Institutional Shares	—	—
Class IR Shares	—	—
From net realized gains
Class A Shares	—	(37,220,715)
Class B Shares	—	(2,180,127)
Class C Shares	—	(5,692,550)
Institutional Shares	—	(51,551,599)
Service Shares	—	(498,276)
Class IR Shares	—	(471)
Class R Shares	—	(471)

Total distributions to shareholders	—	(97,144,209)

From share transactions:

Proceeds from sales of shares	2,017,332,169	867,038,096
Reinvestment of distributions	—	79,882,480
Cost of shares redeemed in connection with in-kind	(69,755,834)	—
Cost of shares redeemed	(1,001,035,946)	(525,781,392)

Net increase (decrease) in net assets resulting from share transactions	946,540,389	421,139,184

TOTAL INCREASE (DECREASE)	1,203,396,565	78,322,454

Net assets:

Beginning of year	2,044,498,121	1,966,175,667

End of year	$3,247,894,686	$2,044,498,121

Accumulated undistributed net investment income	$250,340	$—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Small/Mid Cap Growth Fund		Strategic Growth Fund
For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
Year Ended	Year Ended	Year Ended	Year Ended
August 31, 2010	August 31, 2009	August 31, 2010	August 31, 2009

$(4,065,741)	$(657,205)	$2,028,576	$582,577
26,635,890	(20,029,016)	26,579,932	(54,208,674)
5,421,904	9,221,200	(32,980,507)	(23,394,301)

27,992,053	(11,465,021)	(4,371,999)	(77,020,398)

—	—	(84,065)	—
—	—	(576,143)	—
—	—	(178)	—

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	—	(660,386)	—

488,070,606	170,133,591	418,244,039	103,368,709
—	—	584,750	—
—	—	—	—
(194,379,514)	(67,934,156)	(212,391,834)	(108,066,959)

293,691,092	102,199,435	206,436,955	(4,698,250)

321,683,145	90,734,414	201,404,570	(81,718,648)

250,606,684	159,872,270	268,194,500	349,913,148

$572,289,829	$250,606,684	$469,599,070	$268,194,500

$28,282	$—	$1,956,385	$601,320

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets  (continued)

	Technology Tollkeeper Fund
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	August 31, 2010	August 31, 2009

From operations:

Net investment loss	$(3,815,236)	$(1,933,115)
Net realized gain (loss) from investment transactions	64,315,793	(4,622,450)
Net change in unrealized loss on investments	(21,522,169)	(23,816,004)

Net increase (decrease) in net assets resulting from operations	38,978,388	(30,371,569)

From share transactions:

Proceeds from sales of shares	128,790,119	96,220,765
Cost of shares redeemed	(123,854,657)	(68,111,911)

Net increase in net assets resulting from share transactions	4,935,462	28,108,854

TOTAL INCREASE (DECREASE)	43,913,850	(2,262,715)

Net assets:

Beginning of year	286,369,167	288,631,882

End of year	$330,283,017	$286,369,167

Accumulated undistributed net investment income	$—	$4,370

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements
August 31, 2010

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/Non-diversified

All Cap Growth	A, C, Institutional, IR and R	Diversified

Capital Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth	A, B, C, Institutional, Service, IR and R	Diversified

Concentrated Growth	A, B, C, Institutional, IR and R	Non-diversified

Technology Tollkeeper	A, B, C, Institutional and Service	Diversified

*	Effective November 2, 2009, Class B Shares are no longer available for purchase by new or existing shareholders except under certain circumstances.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge that declines from 5.00% to zero depending upon the period of time the shares are held. Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust.
Effective July 31, 2010, the Goldman Sachs Tollkeeper Fund changed its name to the Goldman Sachs Technology Tollkeeper Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2010

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Commission Recapture — Certain Funds may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) from investments.

D. In-Kind Transactions — The Funds may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing the Fund’s NAV, in accordance with the Funds’ valuation procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

F. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

All Funds	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Funds’ capital accounts on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds’ credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2010

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, prepayment speeds and credit risk), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Funds’ investments categorized in the fair value hierarchy, as of August 31, 2010:

All Cap Growth	Level 1	Level 2	Level 3

Assets
Common Stock	$18,694,179	$—	$—
Short-term Investments	—	100,000	—

Capital Growth	Level 1	Level 2	Level 3

Assets
Common Stock	$1,169,390,731	$—	$—
Short-term Investments	—	25,800,000	—

Concentrated Growth	Level 1	Level 2	Level 3

Assets
Common Stock	$229,260,745	$—	$—
Short-term Investments	—	5,700,000	—

Growth Opportunities	Level 1	Level 2	Level 3

Assets
Common Stock	$3,138,829,846	$—	$—
Short-term Investments	—	139,300,000	—

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

Small/Mid Cap Growth	Level 1	Level 2	Level 3

Assets
Common Stock	$544,327,829	$—	$—
Short-term Investments	—	23,700,000	—

Strategic Growth	Level 1	Level 2	Level 3

Assets
Common Stock	$462,592,235	$—	$—
Short-term Investments	—	11,500,000	—

Technology Tollkeeper	Level 1	Level 2	Level 3

Assets
Common Stock	$326,622,523	$—	$—
Short-term Investments	—	5,100,000	—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, computed daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended August 31, 2010, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

All Cap Growth	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	0.90	%#

Capital Growth	1.00	0.90	0.80	0.80	0.80	0.97	0.70	#

Concentrated Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.85	#

Growth Opportunities	1.00	1.00	0.90	0.86	0.84	0.97	0.92	#

Small/Mid Cap Growth	1.00	1.00	0.90	0.86	0.84	1.00	1.00

Strategic Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.71	#

Technology Tollkeeper	1.00	0.90	0.86	0.84	0.82	1.00	1.00

#	GSAM agreed to waive a portion of its management fees, such that the effective net management fee rates will not exceed 0.90%, 0.70%, 0.85%, 0.93% and 0.71% for the All Cap Growth, Capital Growth, Concentrated Growth, Growth Opportunities and Strategic Growth Funds, respectively. Where the application of the above contractual management fee breakpoint schedule would result in a lower management fee rate, the breakpoint schedule will be applied to the Fund’s assets. The voluntary management fee waiver may be modified or terminated at any time at the option of GSAM.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2010

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs is entitled to a fee, computed daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs also serves as distributor of the shares of the Funds pursuant to a Distribution Agreement and may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the fiscal year ended August 31, 2010, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

All Cap Growth	$6,100	N/A	$—

Capital Growth	68,900	$200	800

Concentrated Growth	2,300	—	—

Growth Opportunities	180,500	—	1,700

Small/Mid Cap Growth	108,800	—	—

Strategic Growth	16,600	—	—

Technology Tollkeeper	57,000	—	1,300

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are computed daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for All Cap Growth, Capital Growth, Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth and Technology Tollkeeper Funds are 0.014%, 0.004%, 0.014%, 0.014%, 0.064%, 0.004% and 0.064%, respectively. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction in the Funds’ expenses.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2010

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2010, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

	Management	Other Expense	Total Expense
Fund	Fee Waiver	Reimbursements	Reductions

All Cap Growth	$20	$297	$317

Capital Growth	3,708	825	4,533

Concentrated Growth	401	285	686

Growth Opportunities	1,400	636	2,036

Small/Mid Cap Growth	—	195	195

Strategic Growth	1,409	426	1,835

Technology Tollkeeper	—	438	438

As of August 31, 2010, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer	Over
Fund	Fees	Fees	Agent Fees	Reimbursement	Total

All Cap Growth	$15	$4	$3	$16	$38

Capital Growth	734	275	154	—	1,163

Concentrated Growth	176	26	23	—	225

Growth Opportunities	2,620	310	242	—	3,172

Small/Mid Cap Growth	493	108	65	—	666

Strategic Growth	295	53	44	—	392

Technology Tollkeeper	292	103	50	—	445

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G. Line of Credit Facility — As of August 31, 2010, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2010, the Funds did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

H. Other Transactions with Affiliates — For the fiscal year ended August 31, 2010, Goldman Sachs earned approximately $6,800, $2,000, $64,100, $4,000, and $26,400 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of Capital Growth, Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, and Strategic Growth, respectively.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities (excluding in-kind transactions) for the fiscal year ended August 31, 2010, were as follows:

		Sales and
Fund	Purchases	Maturities

All Cap Growth	$14,376,130	$12,003,676

Capital Growth	409,221,794	631,980,252

Concentrated Growth	115,093,969	148,483,677

Growth Opportunities	2,520,546,449	1,573,262,045

Small/Mid Cap Growth	477,660,491	205,291,188

Strategic Growth	484,711,811	278,199,017

Technology Tollkeeper	317,407,735	309,126,482

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2010

5. PORTFOLIO SECURITIES TRANSACTIONS (continued)

In-kind transactions for the fiscal year ended August 31, 2010, were as follows:

	In-kind	In-kind
Fund	Purchases	Redemptions

Growth Opportunities	$—	$67,726,051

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds’ investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions. Effective May 26, 2010, the Funds ceased participating in the securities lending program.
Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended August 31, 2010, are reported under Investment Income on the Statement of Operations. The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended August 31, 2010
	Earnings of GSAL	Amounts Received by
	Relating to	the Funds from Lending
Fund	Securities Loaned	to Goldman Sachs

All Cap Growth	$105	$191

Capital Growth	4,275	4,342

Concentrated Growth	680	2,538

Growth Opportunities	40,508	62,147

Small/Mid Cap Growth	30,434	41,067

Strategic Growth	366	429

Technology Tollkeeper	13,988	21,676

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

6. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Enhanced Portfolio for the fiscal year ended August 31, 2010 (in thousands):

	Number of			Number of
	Shares Held	Shares	Shares	Shares Held	Value at End
Fund	Beginning of Year	Bought	Sold	End of Year	of Year

All Cap Growth	295	1,880	(2,175)	—	$—

Capital Growth	147,820	190,590	(338,410)	—	—

Concentrated Growth	25,364	23,075	(48,439)	—	—

Growth Opportunities	335,522	451,747	(787,269)	—	—

Small/Mid Cap Growth	45,728	141,106	(186,834)	—	—

Strategic Growth	13,802	27,315	(41,117)	—	—

Technology Tollkeeper	40,251	177,937	(218,188)	—	—

7. TAX INFORMATION

During the fiscal year ended August 31, 2010, the Strategic Growth Fund paid $660,386 in distributions from ordinary income.

The tax character of distributions paid during the fiscal year ended August 31, 2009 was as follows:

	All Cap	Capital	Growth
	Growth	Growth	Opportunities

Distributions paid from:
Ordinary income	$50,478	$—	$—
Net long-term capital gains	—	75,438,714	97,144,209

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2010

7. TAX INFORMATION (continued)

As of August 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

	All Cap	Capital	Concentrated	Growth	Small/Mid Cap	Strategic	Technology
	Growth	Growth	Growth	Opportunities	Growth	Growth	Tollkeeper

Undistributed ordinary income — net	$388,815	$1,157,439	$—	$—	$948,269	$1,953,871	$—
Undistributed long-term capital gains	508,244	—	—	—	6,029,300	—	—

Total undistributed earnings	$897,059	$1,157,439	$—	$—	$6,977,569	$1,953,871	$—
Capital loss carryforward:[1,2]
Expiring 2011	—	—	—	—	—	(7,008,970)	(137,998,151)
Expiring 2012	—	—	—	—	—	(13,060,848)	(1,145,651)
Expiring 2013	—	—	—	—	—	(2,826,194)	—
Expiring 2017	—	(53,970,759)	(15,390,277)	(16,003,819)	—	(7,331,037)	—
Expiring 2018	—	(215,080,615)	(31,341,492)	—	—	(17,464,232)	—

Total capital loss carryforward	—	(269,051,374)	(46,731,769)	(16,003,819)	—	(47,691,281)	(139,143,802)

Timing differences (post October losses)	—	—	(551,144)	—	—	—	—
Unrealized gains (losses) — net	520,837	153,301,118	11,706,752	150,043,655	12,188,893	(19,745,758)	(22,094,194)

Total accumulated earnings (losses) — net	$1,417,896	$(114,592,817)	$(35,576,161)	$134,039,836	$19,166,462	$(65,483,168)	$(161,237,996)

[1]	Expiration occurs on August 31 of the year indicated. The Strategic Growth and Technology Tollkeeper Funds had capital loss carryforwards of $5,105,219 and $422,148,536, respectively, that expired in the current fiscal year.

[2]	All Cap Growth, Growth Opportunities, Small/Mid Cap Growth, and Technology Tollkeeper utilized $67,031, $24,066,827, $2,545,701 and $54,260,753, respectively, of capital losses in the current fiscal year.

As of August 31, 2010, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	All Cap	Capital	Concentrated	Growth	Small/Mid Cap	Strategic	Technology
	Growth	Growth	Growth	Opportunities	Growth	Growth	Tollkeeper

Tax Cost	$18,273,342	$1,041,889,579	$223,253,993	$3,128,086,191	$555,838,936	$493,837,993	$353,816,717

Gross unrealized gain	1,899,366	221,111,062	26,356,791	358,905,622	51,250,257	18,224,925	9,594,896
Gross unrealized loss	(1,378,529)	(67,809,944)	(14,650,039)	(208,861,967)	(39,061,364)	(37,970,683)	(31,689,090)

Net unrealized gain (loss)	$520,837	$153,301,118	$11,706,752	$150,043,655	$12,188,893	$(19,745,758)	$(22,094,194)

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, differences in the tax treatment of partnership investments, and underlying fund investments.
In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from differences in the tax treatment of expired capital loss carryforwards, net operating losses, redemptions utilized as distributions, underlying fund investments and in-kind redemptions.

			Accumulated
		Accumulated	Undistributed Net
		Net Realized	Investment
Fund	Paid-in Capital	Gain (Loss)	Income (Loss)

All Cap Growth	$44,638	$(104,516)	$59,878

Capital Growth	(807,322)	812,077	(4,755)

Concentrated Growth	(63,519)	59,847	3,672

Growth Opportunities	(19,829,313)	4,140,363	15,688,950

Small/Mid Cap Growth	126,548	(4,220,571)	4,094,023

Strategic Growth	(5,105,219)	5,118,344	(13,125)

Technology Tollkeeper	(425,832,521)	422,021,655	3,810,866

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

Portfolio Concentration Risk — The Technology Tollkeeper Fund invests primarily in equity investments in “Technology Tollkeeper” companies. In general, the investment adviser defines a Tollkeeper company as a high-quality technology, media, or service company that adopts or uses technology to improve its cost structure, revenue, opportunities or competitive advantage. Because of its focus on technology, media and service companies, the Technology Tollkeeper Fund’s investment performance will be closely tied to many factors which affect those companies. The Technology Tollkeeper Fund may also invest in a relatively few number of issuers. As a result, the Technology Tollkeeper Fund’s net asset value is more likely to have greater fluctuations than that of a Fund which is more diversified or invests in other industries.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2010

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	All Cap Growth Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	August 31, 2010		August 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	857,045	$8,456,645	1,228,090	$9,650,756
Reinvestment of distributions	—	—	4,389	28,483
Shares redeemed	(532,557)	(5,295,074)	(181,355)	(1,232,651)

	324,488	3,161,571	1,051,124	8,446,588

Class C Shares
Shares sold	57,451	552,049	44,341	301,296
Reinvestment of distributions	—	—	208	1,343
Shares redeemed	(32,098)	(323,784)	(5,557)	(36,203)

	25,353	228,265	38,992	266,436

Institutional Shares
Shares sold	62,214	608,300	283,790	2,264,150
Reinvestment of distributions	—	—	2,760	17,999
Shares redeemed	(210,218)	(2,006,500)	(26,107)	(204,633)

	(148,004)	(1,398,200)	260,443	2,077,516

Class IR Shares
Shares sold	4,918	50,363	5	39
Reinvestment of distributions	—	—	13	83
Shares redeemed	(1,404)	(13,723)	(5)	(39)

	3,514	36,640	13	83

Class R Shares
Shares sold	2	25	5	38
Reinvestment of distributions	—	—	13	83
Shares redeemed	(2)	(25)	(5)	(38)

	—	—	13	83

NET INCREASE	205,351	$2,028,276	1,350,585	$10,790,706

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2010

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Capital Growth Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	August 31, 2010		August 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,788,740	$52,113,567	7,961,472	$114,122,176
Reinvestment of distributions	—	—	4,026,077	50,849,352
Shares converted from Class B(a)	839,829	15,753,103	835,087	12,576,174
Shares redeemed	(20,683,490)	(385,276,591)	(22,957,241)	(334,605,923)

	(17,054,921)	(317,409,921)	(10,134,605)	(157,058,221)

Class B Shares
Shares sold	97,363	1,594,287	455,412	5,912,926
Reinvestment of distributions	—	—	488,094	5,544,747
Shares converted to Class A(a)	(942,790)	(15,753,103)	(928,329)	(12,576,174)
Shares redeemed	(1,143,236)	(18,983,338)	(2,097,347)	(27,576,942)

	(1,988,663)	(33,142,154)	(2,082,170)	(28,695,443)

Class C Shares
Shares sold	456,840	7,594,463	715,468	9,386,344
Reinvestment of distributions	—	—	405,528	4,598,682
Shares redeemed	(1,271,785)	(21,073,962)	(1,756,555)	(22,920,981)

	(814,945)	(13,479,499)	(635,559)	(8,935,955)

Institutional Shares
Shares sold	11,447,752	223,635,909	5,884,255	92,362,685
Reinvestment of distributions	—	—	633,664	8,345,363
Shares redeemed in connection with in-kind	—	—	—	—
Shares redeemed	(4,907,186)	(94,347,580)	(6,893,283)	(101,896,932)

	6,540,566	129,288,329	(375,364)	(1,188,884)

Service Shares(b)
Shares sold	14,293	261,290	89,744	1,596,848
Reinvestment of distributions	—	—	9,489	118,046
Shares redeemed	(45,145)	(831,643)	(153,447)	(2,121,044)

	(30,852)	(570,353)	(54,214)	(406,150)

Class IR Shares
Shares sold	2	29	3	46
Reinvestment of distributions	—	—	29	364
Shares redeemed	(2)	(29)	(3)	(45)

	—	—	29	365

Class R Shares
Shares sold	27,024	502,305	6,228	94,713
Reinvestment of distributions	—	—	29	363
Shares redeemed	(9,887)	(179,641)	(377)	(5,383)

	17,137	322,664	5,880	89,693

NET INCREASE (DECREASE)	(13,331,678)	$(234,990,934)	(13,276,003)	$(196,194,595)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Service Shares liquidated on March 13, 2009 for Concentrated Growth Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund				Growth Opportunities Fund

For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended
August 31, 2010		August 31, 2009		August 31, 2010		August 31, 2009

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

3,018,500	$34,768,923	4,364,636	$40,375,333	29,252,364	$568,664,982	13,624,802	$198,592,831
—	—	—	—	—	—	3,012,646	35,187,701
7,365	86,466	3,607	34,282	133,141	2,599,571	253,130	3,685,844
(2,728,674)	(31,170,978)	(3,260,142)	(28,698,942)	(25,476,358)	(489,278,259)	(18,198,161)	(253,944,407)

297,191	3,684,411	1,108,101	11,710,673	3,909,147	81,986,294	(1,307,583)	(16,478,031)

10,871	115,602	41,426	375,681	169,800	2,886,362	310,045	4,243,427
—	—	—	—	—	—	184,071	1,971,406
(7,841)	(86,466)	(3,802)	(34,282)	(146,564)	(2,599,571)	(276,070)	(3,685,844)
(34,717)	(380,256)	(41,490)	(348,496)	(560,908)	(9,776,873)	(885,826)	(11,119,863)

(31,687)	(351,120)	(3,866)	(7,097)	(537,672)	(9,490,082)	(667,780)	(8,590,874)

40,876	442,745	55,036	454,639	3,402,183	59,097,039	1,622,078	21,197,477
—	—	—	—	—	—	377,983	4,010,407
(55,490)	(599,859)	(86,378)	(672,132)	(1,443,353)	(24,996,339)	(2,294,765)	(28,900,852)

(14,614)	(157,114)	(31,342)	(217,493)	1,958,830	34,100,700	(294,704)	(3,692,968)

1,885,956	22,329,629	3,639,599	33,549,314	64,553,736	1,313,423,193	41,551,750	615,921,503
—	—	—	—	—	—	3,139,102	38,548,173
—	—	—	—	(3,451,550)	(69,755,834)	—	—
(4,878,508)	(58,191,635)	(2,872,807)	(26,023,331)	(21,897,363)	(447,376,773)	(15,586,521)	(226,782,073)

(2,992,552)	(35,862,006)	766,792	7,525,983	39,204,823	796,290,586	29,104,331	427,687,603

—	—	—	—	2,644,790	49,156,902	1,652,910	24,792,663
—	—	—	—	—	—	14,223	163,851
—	—	(174)	(1,351)	(1,241,807)	(23,974,211)	(325,518)	(4,644,080)

—	—	(174)	(1,351)	1,402,983	25,182,691	1,341,615	20,312,434

12,681	156,547	4	44	756,242	14,603,416	101,156	1,333,641
—	—	—	—	—	—	40	471
(8)	(92)	(4)	(43)	(170,714)	(3,194,087)	(20,297)	(270,979)

12,673	156,455	—	1	585,528	11,409,329	80,899	1,063,133

2	25	6	55	489,596	9,500,275	62,356	956,554
—	—	—	—	—	—	40	471
(2)	(25)	(6)	(55)	(125,713)	(2,439,404)	(7,419)	(119,138)

—	—	—	—	363,883	7,060,871	54,977	837,887

(2,728,989)	$(32,529,374)	1,839,511	$19,010,716	46,887,522	$946,540,389	28,311,755	$421,139,184

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2010

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small/Mid Cap Growth Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	August 31, 2010		August 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	20,267,571	$250,741,987	10,810,932	$98,535,460
Reinvestment of distributions	—	—	—	—
Shares converted from Class B(a)	10,501	133,997	13,249	110,393
Shares redeemed	(9,614,501)	(119,016,156)	(4,162,829)	(36,523,761)

	10,663,571	131,859,828	6,661,352	62,122,092

Class B Shares
Shares sold	179,787	2,056,830	284,441	2,493,565
Shares converted to Class A(a)	(10,930)	(133,997)	(13,686)	(110,393)
Shares redeemed	(124,197)	(1,480,279)	(111,384)	(911,748)

	44,660	442,554	159,371	1,471,424

Class C Shares
Shares sold	2,949,773	35,239,042	1,247,935	11,259,246
Reinvestment of distributions	—	—	—	—
Shares redeemed	(603,874)	(7,249,657)	(335,688)	(2,695,743)

	2,345,899	27,989,385	912,247	8,563,503

Institutional Shares
Shares sold	12,963,720	163,030,972	5,937,077	55,949,446
Reinvestment of distributions	—	—	—	—
Shares redeemed	(4,456,259)	(56,415,851)	(3,321,230)	(27,387,128)

	8,507,461	106,615,121	2,615,847	28,562,318

Service Shares
Shares sold	187,740	2,316,113	128,309	1,231,525
Reinvestment of distributions	—	—	—	—
Shares redeemed	(70,423)	(877,853)	(35,071)	(325,847)

	117,317	1,438,260	93,238	905,678

Class IR Shares(b)
Shares sold	1,811,893	22,928,077	11,479	121,108
Reinvestment of distributions	—	—	—	—
Shares redeemed	(586,660)	(7,566,459)	(4)	(31)

	1,225,233	15,361,618	11,475	121,077

Class R Shares(b)
Shares sold	951,159	11,757,585	58,388	543,241
Reinvestment of distributions	—	—	—	—
Shares redeemed	(142,185)	(1,773,259)	(8,812)	(89,898)

	808,974	9,984,326	49,576	453,343

NET INCREASE (DECREASE)	23,713,115	$293,691,092	10,503,106	$102,199,435

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced operations on January 6, 2009 for Strategic Growth Fund only.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Strategic Growth Fund				Technology Tollkeeper Fund

For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended
August 31, 2010		August 31, 2009		August 31, 2010		August 31, 2009

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

11,755,806	$108,155,272	9,119,049	$65,153,004	8,509,686	$89,191,924	8,515,619	$67,673,830
8,387	74,810	—	—	—	—	—	—
31,909	288,387	46,866	330,889	318,696	3,318,765	671,672	5,123,343
(6,402,285)	(58,020,805)	(9,163,133)	(62,816,996)	(8,651,644)	(89,601,432)	(5,768,359)	(43,511,675)

5,393,817	50,497,664	2,782	2,666,897	176,738	2,909,257	3,418,932	29,285,498

30,934	254,199	88,450	589,753	78,892	748,346	327,178	2,248,302
(34,582)	(288,387)	(50,443)	(330,889)	(344,677)	(3,318,765)	(720,599)	(5,123,343)
(140,017)	(1,159,458)	(171,256)	(1,115,216)	(403,682)	(3,833,212)	(1,074,181)	(7,239,996)

(143,665)	(1,193,646)	(133,249)	(856,352)	(669,467)	(6,403,631)	(1,467,602)	(10,115,037)

330,879	2,781,161	536,760	3,696,453	966,937	9,288,002	1,278,116	9,351,992
—	—	—	—	—	—	—	—
(264,934)	(2,196,121)	(605,391)	(3,950,066)	(1,310,052)	(12,579,654)	(1,278,242)	(8,742,248)

65,945	585,040	(68,631)	(253,613)	(343,115)	(3,291,652)	(126)	609,744

32,580,565	306,997,257	4,578,859	33,913,226	2,008,237	21,731,234	1,515,575	12,676,610
55,289	509,763	—	—	—	—	—	—
(16,163,994)	(150,965,614)	(5,611,219)	(40,170,836)	(1,312,484)	(14,340,876)	(902,928)	(7,107,124)

16,471,860	156,541,406	(1,032,360)	(6,257,610)	695,753	7,390,358	612,647	5,569,486

—	—	1,641	11,208	756,514	7,830,613	544,310	4,270,031
—	—	—	—	—	—	—	—
—	—	(1,785)	(13,780)	(335,106)	(3,499,483)	(185,697)	(1,510,868)

—	—	(144)	(2,572)	421,408	4,331,130	358,613	2,759,163

6,139	56,136	358	2,533	—	—	—	—
19	177	—	—	—	—	—	—
(5,418)	(49,823)	(4)	(33)	—	—	—	—

740	6,490	354	2,500	—	—	—	—

2	14	370	2,532	—	—	—	—
—	—	—	—	—	—	—	—
(2)	(13)	(4)	(32)	—	—	—	—

—	1	366	2,500	—	—	—	—

21,788,697	$206,436,955	(1,230,882)	$(4,698,250)	281,317	$4,935,462	2,922,464	$28,108,854

GOLDMAN SACHS ALL CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	realized
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	gains

FOR THE FISCAL YEARS ENDED AUGUST 31,

2010 - A	$8.83	$(0.03)	$0.61	$0.58	$—
2010 - C	8.75	(0.11)	0.61	0.50	—
2010 - Institutional	8.90	— (c)	0.63	0.63	—
2010 - IR	8.88	(0.01)	0.62	0.61	—
2010 - R	8.81	(0.06)	0.62	0.56	—

2009 - A	10.64	(0.02)	(1.71)	(1.73)	(0.08)
2009 - C	10.60	(0.08)	(1.69)	(1.77)	(0.08)
2009 - Institutional	10.67	0.01	(1.70)	(1.69)	(0.08)
2009 - IR	10.66	(0.01)	(1.69)	(1.70)	(0.08)
2009 - R	10.62	(0.04)	(1.69)	(1.73)	(0.08)

FOR THE PERIOD ENDED AUGUST 31,

2008 - A (Commenced January 31, 2008)	10.00	(0.03)	0.67	0.64	—
2008 - C (Commenced January 31, 2008)	10.00	(0.08)	0.68	0.60	—
2008 - Institutional (Commenced January 31, 2008)	10.00	(0.01)	0.68	0.67	—
2008 - IR (Commenced January 31, 2008)	10.00	(0.02)	0.68	0.66	—
2008 - R (Commenced January 31, 2008)	10.00	(0.05)	0.67	0.62	—

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Amount is less than $0.005 per share.

(d)	The portfolio turnover rate previously reported has been revised to exclude the effect of short-term investments in a collateral management vehicle.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALL CAP GROWTH FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$9.41	6.57%	$14,952	1.35%		2.91%		(0.35)%		61%
9.25	5.71	650	2.10		3.66		(1.10)		61
9.53	7.08	3,145	0.95		2.51		0.04		61
9.49	6.87	43	1.10		2.66		(0.10)		61
9.37	6.36	10	1.60		3.16		(0.59)		61

8.83	(16.03)	11,162	1.38		7.98		(0.25)		56	(d)
8.75	(16.47)	392	2.13		8.73		(1.02)		56	(d)
8.90	(15.60)	4,256	0.98		7.58		0.11		56	(d)
8.88	(15.71)	9	1.13		7.73		(0.08)		56	(d)
8.81	(16.14)	9	1.63		8.23		(0.57)		56	(d)

10.64	6.50	2,262	1.45	(e)	20.95	(e)	(0.54	)(e)	41
10.60	6.10	62	2.20	(e)	21.70	(e)	(1.37	)(e)	41
10.67	6.80	2,322	1.05	(e)	20.55	(e)	(0.22	)(e)	41
10.66	6.70	11	1.20	(e)	20.70	(e)	(0.36	)(e)	41
10.62	6.40	11	1.70	(e)	21.20	(e)	(0.87	)(e)	41

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,

2010 - A	$16.95	$0.01	$0.72	$0.73	$—	$—	$—
2010 - B	15.15	(0.11)	0.66	0.55	—	—	—
2010 - C	15.14	(0.11)	0.65	0.54	—	—	—
2010 - Institutional	17.72	0.10	0.75	0.85	—	—	—
2010 - Service	16.68	(0.01)	0.72	0.71	—	—	—
2010 - IR	17.02	0.07	0.72	0.79	—	—	—
2010 - R	16.88	(0.01)	0.70	0.69	—	—	—

2009 - A	22.40	— (c)	(4.58)	(4.58)	—	(0.87)	(0.87)
2009 - B	20.33	(0.10)	(4.21)	(4.31)	—	(0.87)	(0.87)
2009 - C	20.31	(0.10)	(4.20)	(4.30)	—	(0.87)	(0.87)
2009 - Institutional	23.26	0.06	(4.73)	(4.67)	—	(0.87)	(0.87)
2009 - Service	22.09	(0.02)	(4.52)	(4.54)	—	(0.87)	(0.87)
2009 - IR	22.44	0.03	(4.58)	(4.55)	—	(0.87)	(0.87)
2009 - R	22.37	(0.03)	(4.59)	(4.62)	—	(0.87)	(0.87)

2008 - A	23.73	(0.10)	(0.97)	(1.07)	—	(0.26)	(0.26)
2008 - B	21.73	(0.25)	(0.89)	(1.14)	—	(0.26)	(0.26)
2008 - C	21.70	(0.25)	(0.88)	(1.13)	—	(0.26)	(0.26)
2008 - Institutional	24.54	— (c)	(1.02)	(1.02)	—	(0.26)	(0.26)
2008 - Service	23.43	(0.12)	(0.96)	(1.08)	—	(0.26)	(0.26)
2008 - IR (Commenced November 30, 2007)	24.22	(0.03)	(1.49)	(1.52)	—	(0.26)	(0.26)
2008 - R (Commenced November 30, 2007)	24.22	(0.10)	(1.49)	(1.59)	—	(0.26)	(0.26)

2007 - A	20.62	(0.08)	3.19	3.11	—	—	—
2007 - B	19.03	(0.23)	2.93	2.70	—	—	—
2007 - C	18.99	(0.23)	2.94	2.71	—	—	—
2007 - Institutional	21.24	0.01	3.29	3.30	—	—	—
2007 - Service	20.38	(0.10)	3.15	3.05	—	—	—

2006 - A	20.06	(0.08)	0.65	0.57	(0.01)	—	(0.01)
2006 - B	18.63	(0.22)	0.62	0.40	—	—	—
2006 - C	18.60	(0.22)	0.61	0.39	—	—	—
2006 - Institutional	20.65	— (c)	0.68	0.68	(0.09)	—	(0.09)
2006 - Service	19.86	(0.10)	0.65	0.55	(0.03)	—	(0.03)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Amount is less than $0.005 per share.

(d)	Amount is less than 0.005% of average net assets.

(e)	The portfolio turnover rate previously reported has been revised to exclude the effect of short-term investments in a collateral management vehicle.

(f)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	year	to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		rate

$17.68	4.31%	$707,444	1.14%		1.47%		0.07%		31%
15.70	3.63	55,429	1.89		2.22		(0.66)		31
15.68	3.57	75,203	1.89		2.22		(0.67)		31
18.57	4.80	344,601	0.74		1.07		0.52		31
17.39	4.26	988	1.24		1.57		(0.03)		31
17.81	4.64	8	0.89		1.22		0.36		31
17.57	4.09	412	1.39		1.72		(0.08)		31

16.95	(19.11)	966,913	1.25		1.48		—	(d)	49	(e)
15.15	(19.73)	83,648	2.00		2.23		(0.75)		49	(e)
15.14	(19.69)	84,936	2.00		2.23		(0.75)		49	(e)
17.72	(18.78)	212,977	0.85		1.08		0.40		49	(e)
16.68	(19.17)	1,462	1.35		1.58		(0.13)		49	(e)
17.02	(18.90)	8	1.00		1.23		0.23		49	(e)
16.88	(19.29)	106	1.50		1.73		(0.19)		49	(e)

22.40	(4.57)	1,505,237	1.36		1.40		(0.42)		69
20.33	(5.37)	154,511	2.11		2.15		(1.19)		69
20.31	(5.33)	126,865	2.11		2.15		(1.19)		69
23.26	(4.22)	288,404	0.96		1.00		(0.01)		69
22.09	(4.72)	3,135	1.46		1.50		(0.52)		69
22.44	(6.39)	9	1.11	(f)	1.15	(f)	(0.19	)(f)	69
22.37	(6.68)	9	1.61	(f)	1.65	(f)	(0.62	)(f)	69

23.73	15.08	1,365,143	1.40		1.43		(0.35)		41
21.73	14.19	90,307	2.15		2.18		(1.09)		41
21.70	14.27	75,933	2.15		2.18		(1.09)		41
24.54	15.54	303,283	1.00		1.03		0.05		41
23.43	14.97	10,598	1.50		1.53		(0.44)		41

20.62	2.86	1,289,843	1.39		1.44		(0.41)		51
19.03	2.15	96,106	2.14		2.19		(1.16)		51
18.99	2.10	68,528	2.14		2.19		(1.16)		51
21.24	3.31	272,295	0.99		1.04		(0.01)		51
20.38	2.76	10,330	1.49		1.54		(0.51)		51

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized		Total
Year - Share Class	of year	income (loss)(a)	gain (loss)	operations	income	gains		distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,

2010 - A	$10.51	$(0.02)	$0.42	$0.40	$—	$—		$—
2010 - B	9.92	(0.11)	0.41	0.30	—	—		—
2010 - C	9.90	(0.11)	0.41	0.30	—	—		—
2010 - Institutional	10.79	0.02	0.44	0.46	—	—		—
2010 - IR	10.54	0.03	0.40	0.43	—	—		—
2010 - R	10.46	(0.05)	0.42	0.37	—	—		—

2009 - A	13.54	(0.02)	(3.01)	(3.03)	—	—		—
2009 - B	12.88	(0.09)	(2.87)	(2.96)	—	—		—
2009 - C	12.85	(0.09)	(2.86)	(2.95)	—	—		—
2009 - Institutional	13.85	0.01	(3.07)	(3.06)	—	—		—
2009 - IR	13.55	(0.01)	(3.00)	(3.01)	—	—		—
2009 - R	13.51	(0.05)	(3.00)	(3.05)	—	—		—

2008 - A	15.01	(0.10)	(0.29)	(0.39)	—	(1.08	)(d)	(1.08)
2008 - B	14.43	(0.19)	(0.28)	(0.47)	—	(1.08	)(d)	(1.08)
2008 - C	14.41	(0.19)	(0.29)	(0.48)	—	(1.08	)(d)	(1.08)
2008 - Institutional	15.27	(0.04)	(0.30)	(0.34)	—	(1.08	)(d)	(1.08)
2008 - IR (Commenced November 30, 2007)	15.38	(0.05)	(0.70)	(0.75)	—	(1.08	)(d)	(1.08)
2008 - R (Commenced November 30, 2007)	15.38	(0.09)	(0.70)	(0.79)	—	(1.08	)(d)	(1.08)

2007 - A	12.98	(0.06)	2.57	2.51	—	(0.48)		(0.48)
2007 - B	12.59	(0.16)	2.48	2.32	—	(0.48)		(0.48)
2007 - C	12.57	(0.16)	2.48	2.32	—	(0.48)		(0.48)
2007 - Institutional	13.15	— (f)	2.60	2.60	—	(0.48)		(0.48)

2006 - A	12.74	(0.06)	0.61	0.55	—	(0.31)		(0.31)
2006 - B	12.46	(0.15)	0.59	0.44	—	(0.31)		(0.31)
2006 - C	12.43	(0.16)	0.61	0.45	—	(0.31)		(0.31)
2006 - Institutional	12.89	(0.01)	0.62	0.61	(0.04)	(0.31)		(0.35)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	The portfolio turnover rate previously reported has been revised to exclude the effect of short-term investments in a collateral management vehicle.

(d)	Includes a distribution from capital of approximately $0.006 per share.

(e)	Annualized.

(f)	Amount is less than $0.005 per share.

(g)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	year	to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		rate

$10.91	3.81%	$108,338	1.30%		1.56%		(0.22)%		45%
10.22	3.02	793	2.05		2.31		(0.98)		45
10.20	3.03	1,356	2.05		2.31		(0.97)		45
11.25	4.26	124,258	0.90		1.16		0.18		45
10.97	4.08	147	1.05		1.31		0.27		45
10.83	3.54	8	1.55		1.81		(0.45)		45

10.51	(22.38)	101,233	1.37		1.61		(0.27)		65	(c)
9.92	(22.98)	1,084	2.12		2.36		(1.03)		65	(c)
9.90	(22.96)	1,461	2.12		2.36		(1.03)		65	(c)
10.79	(22.09)	151,504	0.97		1.21		0.13		65	(c)
10.54	(22.21)	7	1.12		1.36		(0.07)		65	(c)
10.46	(22.58)	7	1.62		1.86		(0.51)		65	(c)

13.54	(3.07)	115,431	1.48		1.51		(0.70)		71
12.88	(3.79)	1,457	2.23		2.26		(1.46)		71
12.85	(3.86)	2,300	2.23		2.26		(1.46)		71
13.85	(2.68)	183,809	1.08		1.11		(0.30)		71
13.55	(5.34)	9	1.23	(e)	1.26	(e)	(0.49	)(e)	71
13.51	(5.62)	9	1.73	(e)	1.76	(e)	(0.93	)(e)	71

15.01	19.66	92,015	1.48		1.54		(0.43)		50
14.43	18.74	997	2.23		2.29		(1.14)		50
14.41	18.77	797	2.23		2.29		(1.19)		50
15.27	20.10	190,603	1.08		1.14		—	(g)	50

12.98	4.32	70,352	1.48		1.64		(0.49)		48
12.59	3.52	380	2.23		2.39		(1.22)		48
12.57	3.62	507	2.23		2.39		(1.24)		48
13.15	4.75	117,767	1.08		1.24		(0.09)		48

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each year

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	realized
Year - Share Class	of year	loss(a)	gain (loss)	operations	gains

FOR THE FISCAL YEARS ENDED AUGUST 31,

2010 - A	$16.91	$(0.15)	$2.33	$2.18	$—
2010 - B	15.42	(0.26)	2.11	1.85	—
2010 - C	15.28	(0.26)	2.09	1.83	—
2010 - Institutional	17.83	(0.07)	2.45	2.38	—
2010 - Service	16.67	(0.16)	2.29	2.13	—
2010 - IR	16.99	(0.10)	2.34	2.24	—
2010 - R	16.85	(0.19)	2.31	2.12	—

2009 - A	21.68	(0.08)	(3.65)	(3.73)	(1.04)
2009 - B	20.06	(0.18)	(3.42)	(3.60)	(1.04)
2009 - C	19.89	(0.17)	(3.40)	(3.57)	(1.04)
2009 - Institutional	22.67	(0.03)	(3.77)	(3.80)	(1.04)
2009 - Service	21.41	(0.11)	(3.59)	(3.70)	(1.04)
2009 - IR	21.72	(0.07)	(3.62)	(3.69)	(1.04)
2009 - R	21.65	(0.14)	(3.62)	(3.76)	(1.04)

2008 - A	25.20	(0.12)	(0.02)	(0.14)	(3.38)
2008 - B	23.72	(0.27)	(0.01)	(0.28)	(3.38)
2008 - C	23.55	(0.27)	(0.01)	(0.28)	(3.38)
2008 - Institutional	26.11	(0.03)	(0.03)	(0.06)	(3.38)
2008 - Service	24.95	(0.14)	(0.02)	(0.16)	(3.38)
2008 - IR (Commenced November 30, 2007)	25.44	(0.06)	(0.28)	(0.34)	(3.38)
2008 - R (Commenced November 30, 2007)	25.44	(0.13)	(0.28)	(0.41)	(3.38)

2007 - A	20.81	(0.21)	5.77	5.56	(1.17)
2007 - B	19.80	(0.36)	5.45	5.09	(1.17)
2007 - C	19.66	(0.36)	5.42	5.06	(1.17)
2007 - Institutional	21.45	(0.12)	5.95	5.83	(1.17)
2007 - Service	20.63	(0.23)	5.72	5.49	(1.17)

2006 - A	22.21	(0.19)	(0.09)	(0.28)	(1.12)
2006 - B	21.33	(0.34)	(0.07)	(0.41)	(1.12)
2006 - C	21.19	(0.34)	(0.07)	(0.41)	(1.12)
2006 - Institutional	22.77	(0.11)	(0.09)	(0.20)	(1.12)
2006 - Service	22.05	(0.21)	(0.09)	(0.30)	(1.12)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Portfolio turnover rates exclude portfolio securities delivered as a result of in-kind redemptions.

(d)	The portfolio turnover rate previously reported has been revised to exclude the effect of short-term investments in a collateral management vehicle.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

		Net assets,	Ratio of		Ratio of		Ratio of
Net asset		end of	net expenses		total expenses		net investment		Portfolio
value, end	Total	year	to average		to average		loss to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		rate

$19.09	12.89%	$799,256	1.37%		1.44%		(0.76)%		57	%(c)
17.27	12.00	21,174	2.12		2.19		(1.51)		57	(c)
17.11	11.98	129,009	2.12		2.19		(1.51)		57	(c)
20.21	13.35	2,216,786	0.97		1.04		(0.35)		57	(c)
18.80	12.78	60,893	1.47		1.54		(0.86)		57	(c)
19.23	13.18	12,823	1.12		1.19		(0.49)		57	(c)
18.97	12.58	7,954	1.62		1.69		(0.97)		57	(c)

16.91	(15.03)	641,989	1.45		1.50		(0.58)		78	(d)
15.42	(15.64)	27,191	2.20		2.25		(1.33)		78	(d)
15.28	(15.62)	85,240	2.20		2.25		(1.33)		78	(d)
17.83	(14.66)	1,257,148	1.05		1.10		(0.19)		78	(d)
16.67	(15.08)	30,614	1.55		1.60		(0.74)		78	(d)
16.99	(14.81)	1,382	1.20		1.25		(0.46)		78	(d)
16.85	(15.20)	934	1.70		1.75		(0.94)		78	(d)

21.68	(1.25)	851,222	1.47		1.47		(0.54)		81
20.06	(1.99)	48,770	2.22		2.22		(1.28)		81
19.89	(2.00)	116,837	2.22		2.22		(1.29)		81
22.67	(0.87)	938,726	1.07		1.07		(0.14)		81
21.41	(1.35)	10,601	1.57		1.57		(0.64)		81
21.72	(2.01)	10	1.22	(e)	1.22	(e)	(0.35	)(e)	81
21.65	(2.32)	10	1.72	(e)	1.72	(e)	(0.81	)(e)	81

25.20	27.46	954,089	1.47		1.48		(0.90)		67
23.72	26.45	64,011	2.22		2.23		(1.66)		67
23.55	26.49	126,425	2.22		2.23		(1.65)		67
26.11	27.92	853,836	1.07		1.08		(0.50)		67
24.95	27.36	11,597	1.57		1.58		(1.00)		67

20.81	(1.46)	908,135	1.47		1.47		(0.89)		82
19.80	(2.16)	69,240	2.22		2.22		(1.64)		82
19.66	(2.17)	113,383	2.22		2.22		(1.64)		82
21.45	(1.06)	771,166	1.07		1.07		(0.49)		82
20.63	(1.56)	10,961	1.57		1.57		(0.99)		82

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net		From net
	beginning	investment	and unrealized	investment	investment		realized		Total
Year - Share Class	of year	loss(a)	gain (loss)	operations	income		gains		distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,

2010 - A	$10.63	$(0.12)	$1.57	$1.45	$—		$—		$—
2010 - B	10.25	(0.20)	1.52	1.32	—		—		—
2010 - C	10.25	(0.21)	1.52	1.31	—		—		—
2010 - Institutional	10.78	(0.07)	1.59	1.52	—		—		—
2010 - Service	10.54	(0.13)	1.56	1.43	—		—		—
2010 - IR	10.68	(0.09)	1.58	1.49	—		—		—
2010 - R	10.59	(0.15)	1.57	1.42	—		—		—

2009 - A	12.25	(0.05)	(1.57)	(1.62)	—		—		—
2009 - B	11.90	(0.11)	(1.54)	(1.65)	—		—		—
2009 - C	11.90	(0.11)	(1.54)	(1.65)	—		—		—
2009 - Institutional	12.37	(0.02)	(1.57)	(1.59)	—		—		—
2009 - Service	12.16	(0.06)	(1.56)	(1.62)	—		—		—
2009 - IR	12.27	(0.04)	(1.55)	(1.59)	—		—		—
2009 - R	12.22	(0.08)	(1.55)	(1.63)	—		—		—

2008 - A	13.48	(0.09)	(0.20)	(0.29)	—		(0.94	)(d)	(0.94)
2008 - B	13.22	(0.18)	(0.20)	(0.38)	—		(0.94	)(d)	(0.94)
2008 - C	13.21	(0.18)	(0.19)	(0.37)	—		(0.94	)(d)	(0.94)
2008 - Institutional	13.55	(0.04)	(0.20)	(0.24)	—		(0.94	)(d)	(0.94)
2008 - Service	13.40	(0.10)	(0.20)	(0.30)	—		(0.94	)(d)	(0.94)
2008 - IR (Commenced November 30, 2007)	13.79	(0.04)	(0.54)	(0.58)	—		(0.94	)(d)	(0.94)
2008 - R (Commenced November 30, 2007)	13.79	(0.09)	(0.54)	(0.63)	—		(0.94	)(d)	(0.94)

2007 - A	10.42	(0.11)	3.17	3.06	—		—		—
2007 - B	10.30	(0.20)	3.12	2.92	—		—		—
2007 - C	10.30	(0.20)	3.11	2.91	—		—		—
2007 - Institutional	10.44	(0.06)	3.17	3.11	—		—		—
2007 - Service	10.37	(0.12)	3.15	3.03	—		—		—

2006 - A	10.40	(0.09)	0.22	0.13	—	(f)	(0.11)		(0.11)
2006 - B	10.36	(0.16)	0.21	0.05	—		(0.11)		(0.11)
2006 - C	10.36	(0.16)	0.21	0.05	—		(0.11)		(0.11)
2006 - Institutional	10.38	(0.04)	0.21	0.17	—	(f)	(0.11)		(0.11)
2006 - Service	10.37	(0.10)	0.21	0.11	—		(0.11)		(0.11)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	The portfolio turnover rate previously reported has been revised to exclude the effect of short-term investments in a collateral management vehicle.

(d)	Includes a distribution from capital of $0.01 per share.

(e)	Annualized.

(f)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		loss		Portfolio
value, end	Total	year	to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		rate

$12.08	13.64%	$267,826	1.50%		1.54%		(0.98)%		48%
11.57	12.88	6,024	2.25		2.29		(1.73)		48
11.56	12.78	47,685	2.25		2.29		(1.73)		48
12.30	14.10	222,616	1.10		1.14		(0.58)		48
11.97	13.57	2,762	1.60		1.64		(1.07)		48
12.17	13.95	15,059	1.25		1.29		(0.72)		48
12.01	13.41	10,318	1.75		1.79		(1.23)		48

10.63	(13.22)	122,262	1.50		1.68		(0.59)		55	(c)
10.25	(13.87)	4,882	2.25		2.43		(1.32)		55	(c)
10.25	(13.87)	18,220	2.25		2.43		(1.34)		55	(c)
10.78	(12.85)	103,383	1.10		1.28		(0.17)		55	(c)
10.54	(13.32)	1,196	1.60		1.78		(0.71)		55	(c)
10.68	(12.96)	131	1.25		1.43		(0.44)		55	(c)
10.59	(13.34)	533	1.75		1.93		(0.90)		55	(c)

12.25	(2.65)	59,269	1.50		1.68		(0.73)		63
11.90	(3.42)	3,768	2.25		2.43		(1.49)		63
11.90	(3.34)	10,295	2.25		2.43		(1.50)		63
12.37	(2.25)	86,275	1.10		1.28		(0.35)		63
12.16	(2.75)	245	1.60		1.78		(0.84)		63
12.27	(4.69)	10	1.25	(e)	1.43	(e)	(0.48	)(e)	63
12.22	(5.08)	10	1.75	(e)	1.93	(e)	(0.98	)(e)	63

13.48	29.37	26,423	1.50		1.64		(0.89)		68
13.22	28.35	2,477	2.25		2.39		(1.64)		68
13.21	28.25	6,472	2.25		2.39		(1.64)		68
13.55	29.79	76,637	1.10		1.24		(0.49)		68
13.40	29.22	129	1.60		1.74		(0.99)		68

10.42	1.24	72,124	1.49		2.05		(0.79)		64
10.30	0.45	1,563	2.25		3.15		(1.56)		64
10.30	0.45	5,937	2.25		2.82		(1.54)		64
10.44	1.63	1,360	1.07		6.98		(0.38)		64
10.37	1.04	153	1.61		2.46		(0.95)		64

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of year	income (loss)(a)	gain (loss)	operations	income

FOR THE FISCAL YEARS ENDED AUGUST 31,

2010 - A	$8.22	$0.02	$0.30	$0.32	$(0.01)
2010 - B	7.61	(0.05)	0.28	0.23	—
2010 - C	7.62	(0.05)	0.29	0.24	—
2010 - Institutional	8.52	0.06	0.30	0.36	(0.03)
2010 - Service	8.24	0.01	0.30	0.31	—
2010 - IR	8.51	0.04	0.32	0.36	(0.03)
2010 - R	8.21	— (c)	0.30	0.30	—

2009 - A	10.34	0.01	(2.13)	(2.12)	—
2009 - B	9.65	(0.04)	(2.00)	(2.04)	—
2009 - C	9.67	(0.04)	(2.01)	(2.05)	—
2009 - Institutional	10.68	0.04	(2.20)	(2.16)	—
2009 - Service	10.40	0.01	(2.17)	(2.16)	—
2009 - IR (Commenced January 6, 2009)	7.07	0.02	1.42	1.44	—
2009 - R (Commenced January 6, 2009)	6.83	— (c)	1.38	1.38	—

2008 - A	10.49	(0.05)	(0.10)	(0.15)	—
2008 - B	9.86	(0.12)	(0.09)	(0.21)	—
2008 - C	9.88	(0.12)	(0.09)	(0.21)	—
2008 - Institutional	10.79	(0.01)	(0.10)	(0.11)	—
2008 - Service	10.52	(0.02)	(0.10)	(0.12)	—

2007 - A	9.03	(0.04)	1.50	1.46	—
2007 - B	8.55	(0.11)	1.42	1.31	—
2007 - C	8.57	(0.11)	1.42	1.31	—
2007 - Institutional	9.25	— (c)	1.54	1.54	—
2007 - Service	9.06	(0.05)	1.51	1.46	—

2006 - A	8.75	(0.05)	0.33	0.28	—
2006 - B	8.35	(0.11)	0.31	0.20	—
2006 - C	8.36	(0.11)	0.32	0.21	—
2006 - Institutional	8.94	(0.01)	0.33	0.32	(0.01)
2006 - Service	8.77	(0.05)	0.34	0.29	—

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Amount is less than $0.005 per share.

(d)	Annualized.

(e)	The portfolio turnover rate previously reported has been revised to exclude the effect of short-term investments in a collateral management vehicle.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)	Portfolio
value, end	Total	year	to average		to average		to average	turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets	rate

$8.53	3.83%	$192,744	1.15%		1.53%		0.22%	60%
7.84	3.02	2,716	1.90		2.28		(0.55)	60
7.86	3.15	9,224	1.90		2.28		(0.55)	60
8.85	4.26	264,902	0.75		1.13		0.60	60
8.55	3.76	1	1.25		1.63		0.11	60
8.84	4.25	10	0.90		1.28		0.39	60
8.51	3.65	3	1.40		1.78		0.01	60

8.22	(20.50)	141,371	1.28		1.62		0.12	62	(e)
7.61	(21.14)	3,729	2.03		2.37		(0.63)	62	(e)
7.62	(21.20)	8,447	2.03		2.37		(0.63)	62	(e)
8.52	(20.22)	114,641	0.88		1.22		0.52	62	(e)
8.24	(20.77)	1	1.38		1.72		0.10	62	(e)
8.51	20.37	3	1.03	(d)	1.37	(d)	0.32 (d)	62	(e)
8.21	20.20	3	1.53	(d)	1.87	(d)	0.05 (d)	62	(e)

10.34	(1.43)	177,810	1.44		1.52		(0.44)	59
9.65	(2.12)	6,015	2.19		2.27		(1.19)	59
9.67	(2.12)	11,374	2.19		2.27		(1.19)	59
10.68	(1.02)	154,711	1.04		1.12		(0.05)	59
10.40	(1.14)	3	1.54		1.62		(0.20)	59

10.49	16.17	138,613	1.45		1.51		(0.41)	50
9.86	15.32	6,574	2.20		2.26		(1.17)	50
9.88	15.29	10,878	2.20		2.26		(1.16)	50
10.79	16.65	152,059	1.05		1.11		(0.02)	50
10.52	16.11	3	1.55		1.61		(0.55)	50

9.03	3.20	127,318	1.44		1.56		(0.52)	53
8.55	2.40	7,619	2.19		2.30		(1.27)	53
8.57	2.51	10,344	2.19		2.31		(1.27)	53
9.25	3.56	183,697	1.04		1.16		(0.12)	53
9.06	3.31	12	1.54		1.65		(0.45)	53

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
	Net asset	investment operations
	value,	Net		Net realized		Total from
	beginning	investment		and unrealized		investment
Year - Share Class	of period	loss(a)		gain (loss)		operations

FOR THE FISCAL YEARS ENDED AUGUST 31,

2010 - A	$9.14	$(0.11)		$1.40		$1.29
2010 - B	8.48	(0.17)		1.29		1.12
2010 - C	8.47	(0.17)		1.29		1.12
2010 - Institutional	9.52	(0.07)		1.45		1.38
2010 - Service	9.08	(0.12)		1.38		1.26

2009 - A	10.19	(0.06)		(0.99)		(1.05)
2009 - B	9.52	(0.10)		(0.94)		(1.04)
2009 - C	9.52	(0.11)		(0.94)		(1.05)
2009 - Institutional	10.56	(0.03)		(1.01)		(1.04)
2009 - Service	10.12	(0.07)		(0.97)		(1.04)

FOR THE PERIOD JANUARY 1, 2008 TO AUGUST 31, 2008*

2008 - A	11.52	(0.06)		(1.27)		(1.33)
2008 - B	10.82	(0.10)		(1.20)		(1.30)
2008 - C	10.81	(0.10)		(1.19)		(1.29)
2008 - Institutional	11.91	(0.03)		(1.32)		(1.35)
2008 - Service	11.45	(0.06)		(1.27)		(1.33)

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2007 - A	9.04	(0.10	)(d)(e)	2.58	(f)	2.48
2007 - B	8.55	(0.16	)(d)(e)	2.43	(f)	2.27
2007 - C	8.55	(0.17	)(d)(e)	2.43	(f)	2.26
2007 - Institutional	9.31	(0.06	)(d)(e)	2.66	(f)	2.60
2007 - Service	8.99	(0.11	)(d)(e)	2.57	(f)	2.46

2006 - A	8.02	(0.10)		1.12	(h)	1.02
2006 - B	7.65	(0.15)		1.05	(h)	0.90
2006 - C	7.64	(0.15)		1.06	(h)	0.91
2006 - Institutional	8.23	(0.06)		1.14	(h)	1.08
2006 - Service	7.99	(0.10)		1.10	(h)	1.00

2005 - A	7.87	(0.08)		0.23		0.15
2005 - B	7.56	(0.13)		0.22		0.09
2005 - C	7.55	(0.13)		0.22		0.09
2005 - Institutional	8.04	(0.05)		0.24		0.19
2005 - Service	7.85	(0.09)		0.23		0.14

*	The Fund changed its fiscal year end from December 31 to August 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

(d)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately $0.01 per share and approximately 0.05% of average net assets.

(e)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.12% of average net assets.

(f)	Reflects an increase of $0.07 per share and 0.67% of average net assets due to payments received for class action settlements received during the year.

(g)	Total return reflects the impact of payments received for class action settlements received during the year. Excluding such payments, the total return would have been 27.32%, 26.43%, 26.32%, 27.82% and 27.25%, respectively.

(h)	Reflects an increase of $0.04 per share and 0.47% of average net assets due to payments received for class action settlements received during the year.

(i)	Total return reflects the impact of payments received for class action settlements received during the year. Excluding such payments, the total return would have been 12.22%, 11.24%, 11.39%, 12.64% and 12.02%, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND

		Net assets,	Ratio of		Ratio of		Ratio of
Net asset		end of	net expenses		total expenses		net investment		Portfolio
value, end	Total	period	to average		to average		loss to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$10.43	14.11%	$225,873	1.50%		1.63%		(1.03)%		97%
9.60	13.21	13,547	2.25		2.38		(1.78)		97
9.59	13.22	47,001	2.25		2.38		(1.78)		97
10.90	14.50	32,538	1.10		1.23		(0.63)		97
10.34	13.88	11,324	1.60		1.73		(1.12)		97

9.14	(10.22)	196,405	1.50		1.67		(0.76)		52
8.48	(10.92)	17,643	2.25		2.42		(1.49)		52
8.47	(10.94)	44,420	2.25		2.42		(1.51)		52
9.52	(9.85)	21,790	1.10		1.27		(0.37)		52
9.08	(10.28)	6,111	1.60		1.77		(0.88)		52

10.19	(11.63)	184,063	1.44	(c)	1.51	(c)	(0.86	)(c)	29
9.52	(12.01)	33,787	2.19	(c)	2.26	(c)	(1.60	)(c)	29
9.52	(12.03)	49,880	2.19	(c)	2.26	(c)	(1.60	)(c)	29
10.56	(11.34)	17,717	1.04	(c)	1.11	(c)	(0.45	)(c)	29
10.12	(11.62)	3,185	1.54	(c)	1.61	(c)	(0.89	)(c)	29

11.52	27.43 (g)	194,604	1.56	(d)	1.64	(d)	(0.99	)(d)(e)	70
10.82	26.55 (g)	78,493	2.31	(d)	2.39	(d)	(1.73	)(d)(e)	70
10.81	26.43 (g)	61,641	2.31	(d)	2.39	(d)	(1.74	)(d)(e)	70
11.91	27.93 (g)	23,679	1.16	(d)	1.24	(d)	(0.56	)(d)(e)	70
11.45	27.36 (g)	1,441	1.66	(d)	1.74	(d)	(1.07	)(d)(e)	70

9.04	12.72 (i)	108,340	1.49		1.59		(1.14)		35
8.55	11.76 (i)	93,722	2.24		2.34		(1.89)		35
8.55	11.91 (i)	51,346	2.24		2.34		(1.89)		35
9.31	13.12 (i)	15,659	1.09		1.19		(0.75)		35
8.99	12.52 (i)	160	1.59		1.69		(1.24)		35

8.02	1.91	125,718	1.50		1.56		(1.10)		48
7.65	1.19	120,415	2.25		2.31		(1.85)		48
7.64	1.19	60,638	2.25		2.31		(1.85)		48
8.23	2.36	8,819	1.10		1.16		(0.70)		48
7.99	1.78	100	1.60		1.66		(1.20)		48

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Fundamental Equity Growth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs All Cap Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Strategic Growth Fund and Goldman Sachs Technology Tollkeeper Fund (formerly Goldman Sachs Tollkeeper Fund), (collectively the “Fundamental Equity Growth Funds”), portfolios of Goldman Sachs Trust, at August 31, 2010, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fundamental Equity Growth Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Goldman Sachs Technology Tollkeeper Fund for the periods ended December 31, 2006 and prior, were audited by another Independent Registered Public Accounting Firm whose report dated February 23, 2007 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 21, 2010

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended August 31, 2010 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2010 through August 31, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	All Cap Growth Fund				Capital Growth Fund				Concentrated Growth Fund				Growth Opportunities Fund
	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended
Share Class	3/1/10	8/31/10		8/31/10*	3/1/10	8/31/10		8/31/10*	3/1/10	8/31/10		8/31/10*	3/1/10	8/31/10		8/31/10*
Class A
Actual	$1,000.00	$951.50		$6.66	$1,000.00	$939.90		$5.59	$1,000.00	$935.70		$6.36	$1,000.00	$991.20		$6.88
Hypothetical 5% return	1,000.00	1,018.38	+	6.89	1,000.00	1,019.44	+	5.82	1,000.00	1,018.63	+	6.64	1,000.00	1,018.29	+	6.98

Class B
Actual	N/A	N/A		N/A	1,000.00	936.80		9.24	1,000.00	931.60		9.99	1,000.00	987.40		10.62
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,015.66	+	9.62	1,000.00	1,014.86	+	10.42	1,000.00	1,014.52	+	10.76

Class C
Actual	1,000.00	947.70		10.33	1,000.00	937.20		9.25	1,000.00	931.50		10.00	1,000.00	987.30		10.63
Hypothetical 5% return	1,000.00	1,014.60	+	10.68	1,000.00	1,015.66	+	9.62	1,000.00	1,014.85	+	10.43	1,000.00	1,014.51	+	10.77

Institutional
Actual	1,000.00	954.00		4.69	1,000.00	942.60		3.64	1,000.00	937.46		4.41	1,000.00	993.60		4.89
Hypothetical 5% return	1,000.00	1,020.40	+	4.85	1,000.00	1,021.45	+	3.79	1,000.00	1,020.65	+	4.60	1,000.00	1,020.30	+	4.95

Service
Actual	N/A	N/A		N/A	1,000.00	940.00		6.08	N/A	N/A		N/A	1,000.00	991.00		7.38
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.94	+	6.33	N/A	N/A		N/A	1,000.00	1,017.80	+	7.48

Class IR
Actual	1,000.00	952.80		5.48	1,000.00	941.80		4.34	1,000.00	936.80		5.19	1,000.00	992.80		5.68
Hypothetical 5% return	1,000.00	1,019.59	+	5.67	1,000.00	1,020.74	+	4.52	1,000.00	1,019.84	+	5.42	1,000.00	1,019.51	+	5.75

Class R
Actual	1,000.00	951.30		7.80	1,000.00	939.10		6.82	1,000.00	933.60		7.50	1,000.00	990.10		8.17
Hypothetical 5% return	1,000.00	1,017.21	+	8.06	1,000.00	1,018.17	+	7.10	1,000.00	1,017.45	+	7.82	1,000.00	1,017.00	+	8.28

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended August 31, 2010 (Unaudited) (continued)

	Small/Mid Cap Growth Fund				Strategic Growth Fund				Technology Tollkeeper Fund
	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended
Share Class	3/1/10	8/31/10		8/31/10*	3/1/10	8/31/10		8/31/10*	3/1/10	8/31/10		8/31/10*
Class A
Actual	$1,000.00	$982.90		$7.51	$1,000.00	$938.40		$5.64	$1,000.00	$1,031.70		$7.70
Hypothetical 5% return	1,000.00	1,017.63	+	7.65	1,000.00	1,019.38	+	5.88	1,000.00	1,017.62	+	7.65

Class B
Actual	1,000.00	978.80		11.23	1,000.00	934.40		9.28	1,000.00	1,026.70		11.51
Hypothetical 5% return	1,000.00	1,013.86	+	11.43	1,000.00	1,015.61	+	9.67	1,000.00	1,013.85	+	11.43

Class C
Actual	1,000.00	978.80		11.25	1,000.00	935.70		9.29	1,000.00	1,026.80		11.51
Hypothetical 5% return	1,000.00	1,013.84	+	11.45	1,000.00	1,015.60	+	9.68	1,000.00	1,013.85	+	11.44

Institutional
Actual	1,000.00	984.80		5.52	1,000.00	940.50		3.68	1,000.00	1,033.20		5.66
Hypothetical 5% return	1,000.00	1,019.64	+	5.62	1,000.00	1,021.41	+	3.84	1,000.00	1,019.64	+	5.62

Service
Actual	1,000.00	982.00		8.02	1,000.00	938.50		6.08	1,000.00	1,029.90		8.21
Hypothetical 5% return	1,000.00	1,017.12	+	8.16	1,000.00	1,018.93	+	6.33	1,000.00	1,017.11	+	8.16

Class IR
Actual	1,000.00	984.60		6.27	1,000.00	940.40		4.41	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.88	+	6.38	1,000.00	1,020.66	+	4.59	N/A	N/A		N/A

Class R
Actual	1,000.00	982.00		8.78	1,000.00	938.30		6.56	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,016.35	+	8.93	1,000.00	1,018.15	+	7.12	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

All Cap Growth	1.35%	N/A	2.10%	0.95%	N/A	1.10%	1.60%
Capital Growth	1.14	1.89%	1.89	0.74	1.24%	0.89	1.39
Concentrated Growth	1.30	2.05	2.05	0.90	N/A	1.05	1.55
Growth Opportunities	1.37	2.12	2.12	0.97	1.47	1.12	1.62
Small Mid/Cap Growth	1.50	2.25	2.25	1.10	1.60	1.25	1.75
Strategic Growth	1.15	1.90	1.90	0.75	1.25	0.90	1.40
Technology Tollkeeper	1.50	2.25	2.25	1.10	1.60	N/A	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs All Cap Growth, Goldman Sachs Capital Growth, Goldman Sachs Concentrated Growth, Goldman Sachs Growth Opportunities, Goldman Sachs Small/Mid Cap Growth, Goldman Sachs Strategic Growth and Goldman Sachs Technology Tollkeeper (formerly, “Goldman Sachs Tollkeeper Fund”) Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.
The Management Agreement was most recently approved for continuation until June 30, 2011 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2010 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year, since last approving the Management Agreement. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis and finance and strategy), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:

(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive certain fees (with respect to All Cap Growth, Capital Growth, Concentrated Growth, Growth Opportunities and Strategic Growth Funds) and reimburse certain expenses of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	potential economies of scale, if any, and the levels of breakpoints in the fees payable by the Funds under the Management Agreement;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio brokerage, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	commission rates paid by the Funds, an update on the Investment Adviser’s soft dollars practices and other portfolio trading related issues;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined, the alignment of the interests of the Funds and of the portfolio managers and related potential conflicts of interest; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.
The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by those Funds offering Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance
The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. This information on each Fund’s investment performance relative to that of its peers was provided for the one-, three-, five- and ten-year periods ended December 31, 2009, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

investment objective and policies and market conditions. The Trustees considered whether each Fund had operated within its investment policies and had complied with its investment limitations.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s Chief Investment Officer and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.
The Trustees observed that the Funds were providing investment performance within a competitive range for long-term investors. The Trustees noted that each of the Funds outperformed its benchmark during 2009 and also ranked in the top half of its peer group. The Trustees concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history (and a two-year history in the case of All Cap Growth Fund), comparing each Fund’s expenses to the peer and category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Trustees considered the Investment Adviser’s undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels and to waive a portion of the All Cap Growth, Capital Growth, Concentrated Growth, Growth Opportunities and Strategic Growth Funds’ management fees. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreement.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2009 and 2008, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Funds’ breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

			Concentrated	Growth		Strategic
Average Daily	All Cap	Capital	Growth	Opportunities	Small/Mid Cap	Growth	Tollkeeper
Net Assets	Growth Fund	Growth Fund	Fund	Fund	Growth Fund	Fund	Fund

First $1 billion	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Next $1 billion	0.90	0.90	0.90	1.00	1.00	0.90	0.90
Next $3 billion	0.86	0.80	0.86	0.90	0.90	0.86	0.86
Next $3 billion	0.84	0.80	0.84	0.86	0.86	0.84	0.84
Over $8 billion	0.82	0.80	0.82	0.84	0.84	0.82	0.82

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit fees and other expenses to certain amounts. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned during a portion of the year by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the portfolio in which the Funds’ cash collateral was invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (j) the Investment Adviser’s ability to leverage relationships with the Funds’ third party service providers to attract more firmwide business. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of the fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that the Funds also benefited from their participation in the securities lending program.

Other Benefits to the Funds and Their Shareholders
The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion
In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees concluded that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2011.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 68	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Linked Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				90	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 50	Trustee	Since 2010	Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

John P. Coblentz, Jr. Age: 69	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Diana M. Daniels Age: 61	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Vice Chair of the Board of Trustees of Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Joseph P. LoRusso Age: 53	Trustee	Since 2010	President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Jessica Palmer Age: 61	Trustee	Since 2007	Ms. Palmer is retired. Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Richard P. Strubel Age: 71	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

James A. McNamara* Age: 48	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	90	None

Alan A. Shuch* Age: 60	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of October 31, 2010.
[2]	From 2000 until September 30, 2010, Patrick T. Harker also served as Trustee of the Trust and of the Goldman Sachs Mutual Fund Complex. Mr. Harker resigned from these positions on September 30, 2010.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of October 31, 2010, the Trust consisted of 77 portfolios, Goldman Sachs Variable Insurance Trust consisted of 11 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 48	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 39	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of October 31, 2010.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Goldman Sachs Trust — Fundamental Equity Growth Funds — Tax Information (Unaudited)

For the fiscal year ended August 31, 2010, 100% of the dividends paid from net investment company taxable income by the Strategic Growth Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the All Cap Growth and the Small/Mid Cap Growth Funds designate $25,290 and $109,350, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2010.

For the fiscal year ended August 31, 2010, the Strategic Growth Fund designates 100% of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $676.9 billion in assets under management as of June 30, 2010 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square FundsSM
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund
Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund

Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Technology Tollkeeper FundSM3
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International
Tax-Managed Equity Fund
■ U.S. Equity Dividend and
Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small
Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets
Equity Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International
Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[4]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[4]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2009 year-end assets. Ranked 9th in total assets worldwide. Pensions&Investments, June 2010.

[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[3]	Effective July 31, 2010, the Goldman Sachs Tollkeeper Fund was renamed the Goldman Sachs Technology Tollkeeper Fund.

[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates. The Goldman Sachs Technology Tollkeeper FundSM and Financial Square FundsSM are registered service marks of Goldman, Sachs & Co.

TRUSTEES
Ashok N. Bakhru, Chairman
Donald C. Burke*
John P. Coblentz, Jr.
Diana M. Daniels
Joseph P. LoRusso*
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
*Effective August 19, 2010	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

A summary prospectus, if available, and/or a Prospectus for a Fund containing more information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550) for the Goldman Sachs Funds. Please consider a Fund’s objectives, risks, and charges and expenses, and read the summary prospectus, if available, and the Prospectus carefully before investing. The summary prospectus, if available, and the Prospectus contains this and other information about a Fund.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Goldman Sachs Technology Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available and the Prospectus contain this and other information about a Fund.

Copyright ©2010 Goldman, Sachs & Co. All rights reserved. 42188.MF.TMPL EQGRWAR10/ 241K /09-10

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2010	2009	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,616,425	$2,839,892	Financial Statement audits. $132,206 and $201,250, represent audit fees borne by the Funds’ adviser, in 2010 and 2009, respectively, in relation to fees incurred as a result of fiscal year end changes.

Audit-Related Fees:

• PwC	$110,517	$140,500	Other attest services. $17,800 represents fees borne by the Funds’ adviser in 2009 in relation to fees incurred as a result of fiscal year end changes.

Tax Fees:

• PwC	$894,197	$590,340	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. $28,275 and $145,994 represent fees borne by the Funds’ adviser in 2010 and 2009, respectively, in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2010	2009	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,312,000	$1,509,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the years ended August 31, 2010 and August 31, 2009 were approximately $1,004,714 and $730,840 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended December 31, 2009 and December 31, 2008 were approximately $5.8 million and $5.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2009 and 2008 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 29, 2010

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	October 29, 2010